UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Proxy Statement

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
NORTHWEST BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 9, 2026

Dear Shareholder:

We cordially invite you to attend the 2026 Annual Meeting of Shareholders of Northwest Bancshares, Inc., the parent company of Northwest Bank. The Annual Meeting will be held virtually at 10:00 a.m., Eastern Time on May 20, 2026. You will be able to access the Annual Meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/NWBI2026.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. Our directors and officers, as well as a representative from our independent registered public accounting firm, will be available to respond to any questions that shareholders may have.

The business to be conducted at the Annual Meeting includes the election of three directors, the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2026, the consideration of an advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement, the approval of the Northwest Bancshares, Inc. 2026 Equity Incentive Plan and the approval of the Northwest Bancshares, Inc. Discounted Stock Purchase Plan.

Our Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of Northwest Bancshares, Inc. and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

Under rules established by the Securities and Exchange Commission, we sent the majority of those shareholders who are eligible to vote at the Annual Meeting a notice that explains how to access their proxy materials, including our 2025 Annual Report, online, rather than in traditional printed form. The notice also explains the steps our eligible shareholders can follow in order to vote their shares via the Internet, mobile or by phone. If you are among the shareholders who received the notice explaining this process and would prefer to receive your proxy materials in printed format, the notice also explains how to arrange to have the printed materials sent to you in the mail. If you are among those who received their proxy materials in printed form, rather than the notice, please note that you may still access these materials and vote your shares online by going to the following website: www.proxyvote.com.

Please take a moment now to cast your vote via the Internet, mobile or by phone as described on your Proxy Card or your voting instruction card, or alternatively, complete, sign, date and return the Proxy Card in the postage-paid envelope provided. Voting in advance of the Annual Meeting will not prevent you from voting virtually during the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting virtually.

Sincerely,

Louis J. Torchio

President and Chief Executive Officer

NORTHWEST BANCSHARES, INC.

3 Easton Oval, Suite 500

Columbus, Ohio 43219

(800) 859-1000

NOTICE OF

2026 ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 20, 2026

Notice is hereby given that the 2026 Annual Meeting of Shareholders of Northwest Bancshares, Inc. will be held virtually on May 20, 2026 at 10:00 a.m., Eastern Time. You will be able to access the Annual Meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/NWBI2026.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	The election of three directors;
2.	The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2026;
3.	An advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement;
4.	The approval of the Northwest Bancshares, Inc. 2026 Equity Incentive Plan;
5.	The approval of the Northwest Bancshares, Inc. Discounted Stock Purchase Plan; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 17, 2026, are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, YOU MAY CHOOSE TO VOTE YOUR SHARES USING THE INTERNET, MOBILE OR PHONE VOTING OPTIONS EXPLAINED ON YOUR PROXY CARD OR VOTING INSTRUCTION CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. YOU MAY REVOKE A PROXY BY FILING WITH THE CHIEF LEGAL COUNSEL AND CORPORATE SECRETARY OF NORTHWEST BANCSHARES, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ATTEND THE ANNUAL MEETING VIRTUALLY, YOU MAY REVOKE YOUR PROXY AND VOTE ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE VIRTUALLY DURING THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2026

The Notice of Annual Meeting of Shareholders to be held on May 20, 2026, the accompanying Proxy Statement and Proxy Card and the Company’s 2025 Annual Report on Form 10-K are available, free of charge, at www.proxyvote.com. Shareholders who wish to receive a printed copy of the proxy materials available on this web site may request copies in any of the following ways: (i) via the Internet, at www.proxyvote.com; (ii) by phone, at 1-800-579-1639; or (iii) by sending an e-mail to sendmaterial@proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS

Erin F. Siegfried
Chief Legal Counsel and Corporate Secretary

Columbus, Ohio

April 9, 2026

NORTHWEST BANCSHARES, INC.

Proxy Statement

NORTHWEST BANCSHARES, INC.

3 Easton Oval, Suite 500

Columbus, Ohio 43219

(800) 859-1000

2026 ANNUAL MEETING OF SHAREHOLDERS

May 20, 2026

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Northwest Bancshares, Inc. (the “Company”) to be used at the 2026 Annual Meeting of Shareholders of the Company (the “Annual Meeting”), which will be held virtually on May 20, 2026, at 10:00 a.m., Eastern Time, and all postponements and adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about April 9, 2026. You will be able to access the Annual Meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/NWBI2026.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of our shares of common stock, par value $0.01 per share (the “common stock”), as of the close of business on March 17, 2026 are entitled to one vote for each share then held. As of March 17, 2026, there were 146,261,843 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

As to the election of directors, the Proxy Card being provided by the Board of Directors (also referred to herein as the “Board”) enables a shareholder to authorize a proxy to vote “FOR” all nominees proposed by the Board, to withhold authority for all nominees or to vote for all except one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. In addition, the Company has adopted a policy regarding majority voting with respect to the election of directors, which requires any incumbent director nominee in an uncontested election who receives a greater number of votes “WITHHELD” than votes cast “FOR” at a shareholders’ meeting to promptly tender his or her resignation following certification of the vote. For more information, see “Policy Regarding Majority Voting”.

As to the ratification of KPMG LLP as our independent registered public accounting firm, by checking the appropriate box, a shareholder may authorize a proxy to: (i) vote “FOR” the ratification; (ii) vote “AGAINST” the ratification; or (iii) abstain from voting on such ratification. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to abstentions, is required for the approval of this matter. As described in more detail below, this proposal is considered a routine matter, and therefore no broker non-votes are expected to exist in connection with the ratification of KPMG LLP as our independent registered public accounting firm.

As to the advisory, non-binding resolution to approve our executive compensation as described in this Proxy Statement, a shareholder may authorize a proxy to: (i) vote “FOR” the resolution; (ii) vote “AGAINST” the resolution; or (iii) abstain from voting on the resolution. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes or abstentions, is required for the approval of this non-binding resolution. While this vote is required by law, it will neither be binding on the Company or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on the Company or the Board of Directors.

As to the approval of Northwest Bancshares, Inc. 2026 Equity Incentive Plan, by checking the appropriate box, a shareholder may: (i) vote “FOR” the approval; (ii) vote “AGAINST” the approval; or (iii) abstain from voting on such matter. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes or abstentions, is required for the approval of this matter.

As to the approval of Northwest Bancshares, Inc. Discounted Stock Purchase Plan, by checking the appropriate box, a shareholder may: (i) vote “FOR” the approval; (ii) vote “AGAINST” the approval; or (iii) abstain from voting on such matter. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes or abstentions, is required for the approval of this matter.

As provided in Section D of Article 5 of our charter (the “Charter”), in no event shall the record owner (or if more than one record owner, all such record owners taken as a group) of any outstanding common stock that is beneficially owned, directly or indirectly, by a person who, as of the record date, beneficially owns in excess of 10% of the outstanding shares of our common stock

(the “Limit”), be entitled, or permitted to any vote of shares held in excess of the Limit. The number of votes that may be cast by any particular record owner by virtue of this provision in respect of common stock beneficially owned by such person owning shares in excess of the Limit (a “Holder in Excess”) shall be a number equal to the total number of votes that a single record owner of all common stock owned by such Holder in Excess would be entitled to cast after giving effect to this provision, multiplied by a fraction, the numerator of which is the number of shares of such class or series that are both (i) beneficially owned by such Holder in Excess and (ii) owned of record by such particular record owner and the denominator of which is the total number of shares of common stock beneficially owned by such Holder in Excess.

Subject to certain exceptions, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons with certain acquisition, holding, voting or disposition rights who are party to certain specified agreements, arrangements, or understandings with, such person. The Board of Directors is authorized to construe and apply the provisions of Section D of Article 5 of our Charter, and to make all determinations it deems necessary or desirable to implement them, including determining the number of shares beneficially owned by any person and whether a person is an affiliate of or has an arrangement or agreement with another person, and to demand certain information from any person who is reasonably believed to beneficially own stock in excess of the 10% limit and reimbursement for all expenses incurred by the Company in connection with an investigation conducted by the Board of Directors pursuant to the provisions of Article 5, Section D of our Charter.

If you hold shares in the Northwest Bank 2015 Amended and Restated 401(k) Plan, you will separately receive directions on how to submit your voting instructions. Fidelity Management Trust Company (“Fidelity”), the 401(k) plan’s trustee, must receive your voting instructions for the common stock held on your behalf in the 401(k) plan on or before May 15, 2026. If Fidelity does not receive your voting instructions by that date, it will vote such shares together with other unvoted, forfeited and unallocated shares in the 401(k) plan in the same proportion as the voting instructions that it receives from other participants in the 401(k) Plan. On March 17, 2026, there were 3,538,411 shares in the 401(k) plan.

If you have selected a broker or other intermediary to hold your shares rather than having them directly registered with our transfer agent, Equiniti Trust Company, LLC, you will receive instructions directly from your broker or other intermediary in order to vote your shares. Your brokerage firm may also provide the ability to vote your proxy via the Internet, mobile or phone. Please be advised that if you choose to not vote your proxy, your brokerage firm only has the authority under applicable stock market rules to vote your shares in relation to routine matters. The ratification of the appointment of the independent registered public accounting firm is deemed to be a routine matter. Accordingly, we urge you to vote by following the instructions provided by your broker, bank, or other intermediary.

We are utilizing Securities and Exchange Commission rules that allow companies to furnish proxy materials to shareholders via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (“Notice”) to our shareholders of record and beneficial owners, unless they have directed us to provide the materials in a different manner or hold shares of our common stock through our stock-based benefit plans. The Notice provides instructions on how to access and review all of the information contained in the Company’s Proxy Statement and Annual Report to shareholders, as well as how to cast a vote. Shareholders who receive the Notice and who would still like to receive a printed copy of the proxy materials can find instructions for requesting these materials included in the Notice. We plan to mail the Notice to shareholders by April 9, 2026.

Persons and groups who beneficially own in excess of 5% of our shares of common stock are required to file certain reports with the Securities and Exchange Commission, also referred to below as the “SEC”, regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The following table sets forth, as of March 17, 2026, the shares of our common stock beneficially owned by each person known to us who was the beneficial owner of more than 5% of the outstanding shares of our common stock. Percentage of shares of common stock outstanding are based on 146,261,843 shares of common stock outstanding as of March 17, 2026.

Name and address of beneficial owners	Number of shares owned and nature of beneficial ownership	Percent of shares of common stock outstanding
BlackRock, Inc. (1) 50 Hudson Yards New York, New York 10001	18,136,299	12.4%

The Vanguard Group (2) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	14,959,190	10.2%

Dimensional Fund Advisors LP (3) Building One 6300 Bee Cave Road Austin, Texas 78746	8,712,090	6.0%

State Street Corporation (4) State Street Financial Center 1 Congress Street, Suite 1 Boston, Massachusetts 02114	7,366,498	5.0%

(1)	As disclosed in Amendment 14 to Schedule 13G/A, as filed with the SEC on January 23, 2004.

(2)	As disclosed in Amendment 13 to Schedule 13G/A, as filed with the SEC on February 13, 2024.
(3)	As disclosed in Amendment 9 to Schedule 13G/A, as filed with the SEC on February 9, 2024.
(4)	As disclosed in Schedule 13G/A, as filed with the SEC on January 24, 2024.

REVOCATION OF PROXIES

Shareholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. You may vote via the Internet, mobile or phone as described on your Proxy Card or voting instruction card. You may also vote by signing and returning your Proxy Card to the Company. Proxies we receive that are signed, but contain no instructions for voting, will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

Proxies may be revoked by sending written notice of revocation to the Chief Legal Counsel and Corporate Secretary of the Company, Erin F. Siegfried, at 3 Easton Oval, Suite 500, Columbus, Ohio 43219, or by returning a duly executed proxy bearing a later date by mail, or voting on a later date via the Internet, mobile or phone, as described on your Proxy Card or voting instruction card. The presence at the virtual Annual Meeting of any shareholder who had given a proxy shall not revoke such proxy unless the shareholder votes during the Annual Meeting or delivers a written revocation to the Chief Legal Counsel and Corporate Secretary prior to the voting of such proxy.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors is expected to consist of 10 members, effective immediately following the Annual Meeting. Our Bylaws provide that directors are divided into three classes, as nearly equal in number as reasonably possible, such that approximately one-third of the directors are to be elected annually. Our directors are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and qualified. Three directors will be elected at the Annual Meeting and will serve until their successors have been elected and qualified. The Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee, has nominated Charles E. Kranich, II, Louis J. Torchio and Amber L. Williams to serve as directors for three-year terms. Mr. Torchio and Ms. Williams are currently members of the Board of Directors. Three of our directors will be leaving the Board at the Annual Meeting: Timothy B. Fannin, Richard A. Grafmyre and Pablo A. Vegas. Messrs. Fannin and Grafmyre will retire pursuant to the Company’s Corporate Governance Principles, which require that a director retire from the Board at the annual meeting following such director’s seventy-second birthday. We thank all three directors for their service and valuable contributions to the Board.

The following table sets forth certain information regarding (i) our nominees for election to the Board of Directors and (ii) directors whose terms continue following the Annual Meeting (with age information as of December 31, 2025). It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Annual Meeting for the election of the nominees identified below. If one or more nominees is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute or substitutes as the Board of Directors may nominate, based on the recommendation of the Nominating and Corporate Governance Committee. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

The Board of Directors unanimously recommends that you vote “FOR” each of the persons nominated by the Board of Directors.

Name	Age	Positions held in Northwest Bancshares, Inc.	Director since	Current term to expire
NOMINEES
Charles E. Kranich, II	56	N/A	N/A	N/A
Amber L. Williams	51	Director	2023	2026
Louis J. Torchio	63	President, Chief Executive Officer and Director	2022	2026

DIRECTORS CONTINUING IN OFFICE
Deborah J. Chadsey	68	Director	2012	2027
Wilbur R. Davis	71	Director	2020	2027
David M. Tullio	60	Director	2020	2027
Robert M. Campana	66	Director	2015	2028
Timothy M. Hunter	63	Chairman of the Board	2015	2027
John P. Meegan	66	Director	2010	2028
Mark A. Paup	60	Director	2016	2028

Directors and Nominees

The biographies of each of the nominees and continuing board members below contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director. The principal occupation during the past five years of each of our directors is set forth below. All directors have held their present positions for five years unless otherwise stated. Each director is also a director of Northwest Bank (sometimes referred to herein as the “Bank”).

Robert M. Campana is Chief Executive Officer of Campana Development, a real estate development company, and Chief Executive Officer of Campana Capital, a venture capital and private equity investment organization located in Westlake, Ohio. Mr. Campana previously served on the boards of directors of LNB Bancorp, Inc. and Lorain National Bank, and became a director of the Company and Northwest Bank upon the acquisition of LNB Bancorp, Inc. and Lorain National Bank in 2015. Mr. Campana is the former president of P.C. Campana Inc. and has been recognized in his community for his entrepreneurial skills. In addition, Mr. Campana’s service on the boards of directors of LNB Bancorp, Inc. and Lorain National Bank for 17 years enables him to provide valuable insights to the Board particularly in evaluating the business conditions in Northwest Bank’s Ohio markets, as well as in setting corporate strategy and compensation matters. He holds a business degree from Bowling Green State University and brings to the Board extensive experience in managing businesses and has significant experience in, and knowledge of, real estate development.

Deborah J. Chadsey is an attorney who has practiced law since 1989. She is a partner in the Buffalo, New York, law firm Kavinoky Cook, LLP. She has been on the Northwest Board of Directors since 2012. In addition, she sits on the Board of Directors of Kensington-Bailey Neighborhood Housing Services/Gloria Parks Community Center, a non-profit organization. Ms. Chadsey graduated from Columbia University Law School in New York City, where she was a Harlan Fiske Stone Scholar and is licensed to practice law in Pennsylvania, New York, multiple federal district, bankruptcy and appellate courts and the United States Supreme Court. Ms. Chadsey brings to the Board specialization and experience in environmental and municipal law as well as commercial finance, land use and contract law.

Wilbur R. Davis co-founded Ontario Systems, LLC, a computer software company, serving as its Chief Executive Officer until 2008 and as its Chairman until the 2017 sale of the company. Capitalizing on his business experience, he launched Noble Why, LLC, an organizational effectiveness consulting firm dedicated to helping organizations foster passionate, purposeful and productive cultures where there is both an individual and collective pride in the work being accomplished. He has received recognition for his contributions to his industry and community, including an honorary doctorate in Business Management from Indiana Wesleyan University. Mr. Davis is the author of “Creating a Culture of Excellence, Changing the World of Work One Person at a Time”, a sought-after speaker and a training consultant with over 30 years of leadership experience. Prior to co-founding Ontario Systems, he gained financial, engineering, and software systems experience with Mutual Bank and General Motors. He currently serves as a board member for a number of private organizations, including IU Health East Central Region and AAA Hoosier Motor Club. Mr. Davis is an entrepreneur with both his BS and MBA from Ball State University. Mr. Davis was a director of Mutual Bank and served as its Chair for the last 15 years prior to its acquisition by the Company. Prior to his board service with the Bank, Mr. Davis had served three years just after graduation from undergraduate school as Mutual Bank’s Accounting Supervisor. His responsibilities in that role also included overseeing the bank’s technology infrastructure.

Timothy M. Hunter is a co-founder of McInnes Rolled Rings (“MRR”) in Erie, Pennsylvania, a manufacturer of steel fabrications. The unique culture and business template developed during his tenure resulted in MRR scaling into a market leader in its segment. Mr. Hunter was Chairman, President and Chief Executive Officer from 2003 through 2019 when MRR was sold to ELLWOOD Group Inc. (“ELLWOOD”). Following the sale in 2019, he continued as President through his retirement in 2024 and is currently a member of ELLWOOD’s Executive Committee of the Board of Directors. Mr. Hunter’s long record of community board service includes serving as Chairman of both the Erie Community Foundation and the Manufacturer and Business Association. In addition, he also served on the board and as Chairman of MRR’s national industry association. Mr. Hunter is a CPA, having worked for Ernst & Young in Philadelphia, Pennsylvania, and earned his Accounting degree from Villanova University. Earlier in his career he held various accounting and financial positions including CFO. As a result, Mr. Hunter, an accomplished entrepreneur, provides extensive executive leadership experience coupled with strategic, operational and governance skills augmented by his background in financial accounting and reporting.

Charles E. Kranich, II is a Pennsylvania retailer and real estate investor. He serves as President of Kranich’s Jewelers, Inc., a fourth-generation, family-owned jewelry company with multiple locations in Central Pennsylvania. Mr. Kranich has extensive experience in business management, real estate investment, and marketing. Mr. Kranich previously served on the board of directors of Jersey Shore Bank from 2018 to 2025 and Penns Woods Bancorp, Inc. from 2019 to 2025, when the company was acquired by Northwest Bancshares, Inc. Through his service on these boards, Mr. Kranich gained valuable insight into the operations, regulatory environment, and markets of community banking institutions. Mr. Kranich maintains strong business relationships throughout Central and Western Pennsylvania and provides insight into regional economic conditions and market dynamics. He has also served on numerous nonprofit and community boards. Mr. Kranich holds a Bachelor of Arts degree from Washington and Lee University in Lexington, Virginia. Mr. Kranich’s experience as a business owner and executive, his background in real estate investment, and his prior service on the boards of community banking organizations provide the Board with valuable perspectives on local markets, business development, and the strategic opportunities and challenges facing community banks.

John P. Meegan is an accomplished financial and operational executive with over 35 years of experience in the financial services industry and has been a member of Northwest’s Board since 2010. He most recently served as Executive Vice President and Chief Operating Officer of Hefren-Tillotson Inc., a Pittsburgh-based broker/dealer and Registered Investment Advisor, for 16 years. He has held several executive positions with regional and national financial services companies. In these roles, he gained valuable oversight, financial and risk management skills. Mr. Meegan, a CPA, brings these skills to the Board and its committees. Specifically, Mr. Meegan’s experience provides expertise to the Audit and Risk Management committees. Additionally, he has considerable not-for-profit and securities industry regulatory board service including Financial Industry Regulatory Authority (FINRA) throughout his career which enhances his financial and operational expertise. Mr. Meegan holds a BA degree from Amherst College and an MBA from New York University Graduate School of Business.

Mark A. Paup is the President and Chief Executive Officer for Zippo Manufacturing Company and W.R. Case and Sons Cutlery Company, both headquartered in Bradford, Pennsylvania. He is also the President and Director for Northern Lights Enterprises located in Wellsville, New York. Since beginning his Zippo career in 1994, Mr. Paup has served as Vice President of Sales and Marketing, National Sales Manager, European Sales Manager and Global Marketing Director. He is a board member of the privately held companies ZIPCORP, Zippo Asia, Ltd., and Classic Zippo (Beijing) Commercial Co., Ltd, for which he serves as Chairman. He also serves as President and Director of Zippo International Inc., a privately held company. Mr. Paup is a board member for several non-profit organizations including The Philo and Sarah Blaisdell Foundation, the University of Pittsburgh of Bradford Advisory Board and the Bradford Area Alliance, which he chairs, with the mission to improve economic development and community revitalization within McKean County, Pennsylvania. He attended Penn State Behrend and University of Pittsburgh-Bradford. Mr. Paup’s extensive experience in the areas of sales, marketing and strategic planning assist the Board in its oversight of Northwest’s organic growth initiatives and strategic direction.

Louis J. Torchio was appointed as President and Chief Executive Officer of both the Company and Northwest Bank and as a member of the Board of Directors of both entities in August 2022. He joined Northwest in 2018, serving as Senior Executive Vice President, Retail Lending. Prior to joining Northwest, Mr. Torchio served in leadership positions at Delaware County Bank, Charter One Bank, Bank One and Mellon Bank. Active in his community and profession, Mr. Torchio has held various community board positions and senior management and executive committee positions at several banking organizations. He is a demonstrated leader and manager with extensive experience building organizations through both organic growth and strategic acquisitions. He earned a degree in business administration with a minor in computer programming from Fairmont State University, as well as an MBA in finance and financial management services from Franklin University. Mr. Torchio’s vast experience at both large and small institutions provides the breadth of knowledge needed to both lead the Company and serve on its Board of Directors.

David M. Tullio is the President and Chief Executive Officer of Custom Engineering Company and Lamjen, Inc., both located in Erie, Pennsylvania, and Venango Machine Company based in Wattsburg, Pennsylvania. For over 30 years, he has worked in various management positions within the manufacturing industry, assuming his current role at Custom Engineering in 1997. He currently serves on the boards of the Enterprise Development Center of Erie County as well as the Erie Community Foundation. Mr. Tullio earned a degree in Industrial Engineering from Northwestern University and an MBA from Behrend College of Pennsylvania State University. He brings extensive experience in manufacturing and technology companies to the Board, as well as broad community and board involvement.

Amber L. Williams is Senior Vice President, Deputy General Counsel at Bath & Body Works, headquartered in Columbus, Ohio, a position she has held since 2018. With more than 20 years of experience in corporate law, she most recently served as VP Legal, Global Ethics & Compliance with Bath & Body Works and L Brands. Before joining L Brands, she held a variety of corporate counsel roles with Walmart, including Senior Associate General Counsel in two divisions, U.S. Compliance and Real Estate Operations. She also served as Senior Counsel for NextiraOne, LLC. Active in organizations that serve the community, Ms. Williams sits on the board of the Equality Action Center and previously was on the board of the Greater Columbus Chapter of the American Red Cross. She earned her juris doctor degree from the University of Texas School of Law and her bachelor’s degree in English from Oakwood University, Huntsville, Alabama. Ms. Williams brings to the Board extensive experience as a corporate lawyer and strategist in consumer-facing companies, as well as specialization in corporate ethics and compliance.

Executive Officers who are not Directors

The principal occupation during the past five years of each of our executive officers, other than Mr. Torchio, is set forth below.

Carey A. Barnum has been employed by Northwest Bank since March 2020 and currently serves as Chief Auditor. In this role, she oversees the internal audit function for the Company and Northwest Bank. She previously served as Deputy Chief Auditor. From 2017 to 2020, Ms. Barnum was a Senior Audit Manager with M&T Bank. Before joining M&T Bank, she held various Audit roles including Audit Manager at KeyBank, Audit Director for First Niagara Bank and Audit Manager for Deloitte, all in Buffalo, New York. Ms. Barnum is an adjunct professor at the University of Buffalo School of Management and completed the Executive Leadership Program at Cornell University. Ms. Barnum earned a degree in Business Administration from Niagara University, is a Certified Public Accountant (CPA) in the state of New York and earned the Certified Internal Auditor (CIA) designation from the Institute of Internal Auditors (IIA).

Gregory J. Betchkal has been employed by Northwest Bank since March 2023 and currently serves as Chief Risk Officer of the Company and the Bank. Prior to joining Northwest, he was Chief Risk Officer of Bread Financial Holdings, Inc., a position he held since 2017. He served as Chief Compliance Officer for several broker/dealers including ING’s Advisor Network. He joined Citigroup and held several Compliance leadership positions in both the U.S. and Europe. Mr. Betchkal then joined KeyBank in Cleveland, serving at various times as the Chief Compliance Officer, Chief Operational Risk Officer and Chief Enterprise Risk Officer. He began his career as a securities regulator. Mr. Betchkal is a graduate of The Ohio State University College of Law.

Urich T. Bowers has been employed by Northwest Bank since June 2024 and currently serves as Chief Consumer Banking and Strategy Officer. With more than 25 years of experience, Mr. Bowers served as Senior Vice President, Head of Consumer Products, Strategy and Innovation at PNC Financial Services Group from 2022 to 2024, where he oversaw a portfolio of consumer households with more than $200 billion in deposits and led a team responsible for PNC’s consumer checking, savings, time deposits, Virtual Wallet® and digital experiences. Throughout his tenure at PNC, which began in 1999, Mr. Bowers held various leadership roles, including Head of Retail Savings, Liquidity and Fee Businesses; Chief Financial Officer — Retail Banking; Chief Financial Officer — Asset Management Group; SVP, Competitive Analysis and Planning, as well as positions in performance measurement, strategic planning, corporate marketing and affinity businesses. Mr. Bowers holds a bachelor’s degree and MBA from the University of Pittsburgh.

James M. Colestro has been employed by Northwest Bank since December 2007 and currently serves as Chief Retail Lending Officer overseeing the bank’s retail lending, small business banking and payments strategy and operations. Throughout his tenure with Northwest Bank, Mr. Colestro has held several other leadership positions, including strategy and implementation of the Bank’s virtual lending program as well as development of the Bank’s mortgage sales force. Mr. Colestro is a graduate of the Pennsylvania Bankers Association School of Banking, and he holds a bachelor’s degree in economics and business management with minors in finance and marketing from the University of Pittsburgh, as well as earning his MBA from The Ohio State University.

Thomas K. Creal IV has been employed by Northwest Bank since April 2012 and currently serves as Chief Credit Officer. Prior to joining the Bank, he served as Director of Asset Management for De Lage Landen, FS and held various commercial lending positions at General Electric Capital in Manhattan and Siemens Financial Services. Mr. Creal graduated from Ohio University and the Graduate School of Banking at the University of Wisconsin-Madison.

Devin T. Teles-Cygnar has been employed by Northwest Bank since March 2021 and currently serves as Chief Marketing and Communications Officer. From 2019 to 2021, he was Senior Vice President and Head of Marketing and Corporate Communications at ServiceLink, a division of Fidelity National Financial. He brings nearly 30 years of marketing experience spanning consumer, small business and mortgage banking. His background includes leadership roles at PNC Bank where he led marketing for the Business Banking division and earlier experience with Fifth Third Bank. Active in his community, he serves on the Board of the Three Rivers Young Peoples Orchestra and previously served on the Board of Ohio DECA. He is a graduate of Leadership Pittsburgh. He holds degrees in Marketing and Finance from Northern Illinois University, is pursuing his MBA from Cornell University and is a graduate of the American Bankers Association Graduate School of Bank Marketing and Management at Northwestern University. Additionally, Mr. Cygnar is the executive sponsor for Northwest’s PRISM employee resource group, supporting members and allies of the LGBTQ+ community.

Jacques M. DesMarteau (Jay) has been employed by Northwest Bank since June 2023 and currently serves as Chief Commercial Banking Officer. With nearly 30 years of experience in commercial banking and finance, Mr. DesMarteau served as Head of Commercial Banking at LendingClub Bank from 2021 until his joining Northwest. He spent 12 years in commercial banking leadership roles at TD Bank, including Head of Commercial Distribution, serving from 2009 to 2021. He also served as president of equipment finance at CIT Bank and spent 16 years in various positions with GE and GE Capital after graduating from Purdue.

Mr. DesMarteau has a degree in Industrial Management from Purdue University and an MBA from Duke University. Mr. DesMarteau also serves as Chair of the Board of Trustees on the Non For Profit National Federation of Credit Counseling.

Kyle P. Kane has been employed by Northwest Bank since January 2021 and currently serves as Chief People Officer. From 2014 to 2020, Mr. Kane was Vice President, Global Human Resources, for Diebold Nixdorf in North Canton, Ohio. He also served as Senior Vice President of HR, Global Business Services, for Fidelity Investments in Boston, MA. Mr. Kane is a Trustee at the Marburn Academy in New Albany, Ohio. He earned a degree in Marketing from Stonehill College in North Easton, Massachusetts, and is a graduate of the University of Wisconsin-Madison Graduate School of Banking.

Brian McCarthy has been employed by Northwest Bank since September 2022 and currently serves as Chief Lending Officer. Prior to that he served as Deputy Chief Credit Officer from April 2024 until January 2026 and as Commercial Credit Manager from September 2022 to April 2024. Prior to joining the Bank, Mr. McCarthy was the Chief Credit Officer at Stearns Bank. Mr. McCarthy is a graduate of the University of Notre Dame.

Douglas M. Schosser has been employed by Northwest Bank since March 2024 and currently serves as Chief Financial Officer of the Company and the Bank. Prior to joining the Bank, he served as Chief Accounting Officer for KeyCorp from 2014 until 2024, where he was responsible for SEC and Regulatory Reporting, Accounting Policy, Financial Systems, Procurement and compliance with the Sarbanes-Oxley Act. Prior to this he served as Chief Financial Officer for the Commercial Bank from 2010 until 2014. Additionally, he served on several committees, including: the Trust Oversight Committee; Operational Risk Committee; Consumer Credit Committee; Asset and Liability Committee, Third Party Risk Management; Anti Money Laundering Oversight Committee; and Model Risk Committee in addition to serving as a director of KeyBanc Capital Markets, Inc. Mr. Schosser is a graduate of Miami University in Oxford, Ohio.

Erin F. Siegfried has been employed by Northwest Bank since September 2025 and currently serves as Chief Legal Counsel and Corporate Secretary of the Company and the Bank. Prior to joining the Bank, she served as Deputy General Counsel and Assistant Secretary at The Huntington National Bank and its parent holding company, Huntington Bancshares Incorporated, a position she held since December 2018. She was formerly a partner in the corporate department of Porter, Wright, Morris & Arthur LLP for over 20 years, practicing primarily in the areas of corporate and securities law, corporate governance, and mergers and acquisitions. Ms. Siegfried is a graduate of Duke University and The Ohio State University Moritz College of Law.

Scott J. Watson has been employed by Northwest Bank since February 2019 and currently serves as Chief Information Officer. Mr. Watson has an extensive 30-year career in bank information technology and operations. From 2016 to 2019, he served as Senior Vice President, Chief Information Officer, for Cape Cod Five, Orleans, Massachusetts. From 2010 to 2016, Mr. Watson served as an Executive Director of Bank Operations and Technical Director of Bank Systems with USAA. From 2007 to 2010, he served in technology leadership roles for Wells Fargo and Wachovia. Mr. Watson earned a degree in Business Administration from Kent State University and is a graduate of the CBA Executive Banking School.

Board Demographic Information

Given the carefully considered size of the Board and the substantial, meaningful relationships that Northwest maintains with its directors, we believe that the Board possesses a variety of skills that equip it to serve the best interests of the Company effectively and robustly.

The following table provides the demographic statistics of the Company’s Board of Directors as of December 31, 2025 and 2024, respectively. The information provided below was based on voluntary information self-identified by each member of the Board of Directors.

Board diversity matrix
	As of December 31, 2025		As of December 31, 2024
Total Number of Directors	12		12

	Female	Male	Female	Male
Part I: Gender Identity
Directors	2	10	2	10
Part II: Demographic Background
Diverse	1	1	1	1
Not diverse	1	9	1	9

Board Independence

The Board of Directors has determined that Directors Campana, Chadsey, Davis, Hunter, Kranich, Meegan, Paup, Tullio and Williams are, “independent” within the meaning of the Nasdaq corporate governance listing standards. Mr. Torchio is not independent by virtue of being an employee of the Company.

In determining the independence of the directors and the nominees listed above, the Board of Directors reviewed the transactions reported under “Transactions With Certain Related Persons”. In addition, the Board considered that the directors and their family members may be customers of the Bank. Many of the directors have one or more transactions, relationships, or arrangements where the Bank, in the ordinary course of business, acts as a depository of funds, a lender, or provides similar services. Directors may also be affiliated with entities that are customers of the Bank and that enter into transactions with the Bank in the ordinary course of business.

Board Leadership Structure and Oversight

We currently have a separate independent Chairman and Chief Executive Officer (“CEO”) structure. The Board of Directors believes that such structure is in the best interests of the Company at this time, as it allows for a more effective monitoring and objective evaluation of the performance of management. The role of the independent Chairman of the Board includes facilitating oversight of management, engaging with shareholders and leading our Board of Directors on all matters. Our CEO has primary responsibility for the operational leadership and strategic direction of the Company. Mr. Hunter currently serves as our independent Chairman and Mr. Torchio currently serves as our CEO.

A key responsibility of the Board of Directors is to help ensure that an effective process is in place to provide continuity of leadership over the long term at all levels in our Company. Each year, succession planning reviews are held at every significant organizational level of our Company, culminating in a full review of senior leadership talent by the independent directors. During this review, the CEO and the independent directors discuss future candidates for senior leadership positions, succession timing for those positions, and development plans for the highest-quality candidates. This process ensures continuity of leadership over the long term, and it forms the basis on which we make ongoing leadership assignments. It is a key success factor in managing the long-term planning and investment lead times of our business.

In addition, the CEO maintains in place at all times, and reviews with the independent directors, a confidential plan for the timely and efficient transfer of responsibilities in the event of an emergency or sudden incapacitation or departure.

The Board of Directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through the Risk Management Committee of the Board of Directors, consisting of six independent directors, who meet at least quarterly for the specific purpose of evaluating our exposure to all risks specifically identified in banking regulations: credit, interest rate, strategic/capital, market price, liquidity, operational, business resumption, compliance/legal/regulatory, foreign exchange and reputation. The Risk Management Committee reports are prepared and presented by our Chief Risk Officer and reports of Committee meetings are made to the full Board of Directors during the next scheduled Board meeting. The Board of Directors also satisfies this responsibility through reports to the Board of Directors by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within the Company. All Board committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of the Company and Northwest Bank such as lending, risk management, asset/liability management, investment management and others.

Stock Ownership

The following table reflects common stock of the Company beneficially owned, as of March 17, 2026, by directors and the nominee for director, each executive officer named in the “Summary Compensation Table”, and all of our directors and executive officers as a group, except as otherwise indicated below.

None of our directors or executive officers had any shares pledged as collateral as of March 17, 2026. We have adopted a policy that prohibits our insiders from (i) pledging of our stock as collateral against a loan or line of credit or holding Company stock in a margin account; and (ii) conducting any hedging activities (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) designed to offset any decrease in the market value of our common stock.

Name of Beneficial Owner (1)	Shares of common stock beneficially owned (2)		Percent of class
Robert M. Campana	108,869	(3)	*
Deborah J. Chadsey	89,573	(4)	*
Wilbur R. Davis	137,831	(5)	*
Timothy B. Fannin	68,635	(6)	*
Richard A. Grafmyre	111,069		*
Timothy M. Hunter	231,223	(7)	*
Charles E. Kranich, II	96,333		*
John P. Meegan	143,573	(8)	*
Mark A. Paup	115,058	(9)	*
David M. Tullio	38,251	(10)	*
Pablo A. Vegas	15,851		*
Amber L. Williams	9,944		*
Louis J. Torchio	162,492	(11)	*
Douglas M. Schosser	38,488	(12)	*
Gregory J. Betchkal	45,693	(13)	*
Jacques M. DesMarteau	25,199	(14)	*
Urich T. Bowers	6,571		*
All current executive officers and directors as of March 17, 2026 as a group (24 persons)	1,646,871	(15)	1.1

*	Less than 1%.
(1)	The address for each person listed is 3 Easton Oval, Suite 500, Columbus, Ohio 43219.
(2)

See definition of “beneficial ownership” in the table in “Voting Securities and Principal Holders Thereof”. Except as indicated in the footnotes to this table, to our knowledge, each person listed, as of March 17, 2026, had sole voting and investment power with respect to his or her shares of common stock.

(3)	Includes options to purchase 41,472 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(4)	Includes options to purchase 41,472 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(5)

Includes options to purchase 7,200 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined. Includes 48,000 shares of common stock held by Mr. Davis’ spouse, over which Mr. Davis had shared voting and investment power.

(6)	Includes options to purchase 36,432 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(7)	Includes options to purchase 41,472 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(8)	Includes options to purchase 41,472 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(9)

Includes options to purchase 41,472 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined. Includes 10,802 shares of common stock held by Mr. Paup’s spouse, over which Mr. Paup had shared voting and investment power.

(10)	Includes options to purchase 7,200 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(11)

Includes options to purchase 47,495 shares of common stock, which are exercisable, and 9,909 RSUs, which are scheduled to vest, both within 60 days of the date as of which beneficial ownership is being determined.

(12)	Includes 12,985 RSUs which are scheduled to vest within 60 days of the date as of which beneficial ownership is being determined.
(13)	Includes 5,013 RSUs which are scheduled to vest within 60 days of the date as of which beneficial ownership is being determined.
(14)	Includes 4,058 RSUs which are scheduled to vest within 60 days of the date as of which beneficial ownership is being determined.
(15)

Includes options to purchase 418,385 shares of common stock, which are exercisable, and 42,829 RSUs, which are scheduled to vest, both within 60 days of the date as of which beneficial ownership is being determined.

Meetings and Committees of the Board of Directors

Our business is conducted at regular and special meetings of the full Board and its standing committees. In addition, our independent directors meet in executive sessions. The standing committees consist of the Audit, Compensation, Nominating and Corporate Governance, Risk Management and Trust Committees. During the year ended December 31, 2025, the Board of Directors of the Company met at seven regular meetings that were conducted either in-person or by way of video conferencing. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which they have been a director); and (ii) the total number of meetings held by all committees of the Board on which they served (during the periods that they served).

The following table sets forth the members of our Audit, Compensation and Nominating and Corporate Governance Committees as of December 31, 2025.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Robert M. Campana		X
Deborah J. Chadsey	X		X
Wilbur R. Davis		X	X*
Timothy B. Fannin	X
Richard A. Grafmyre
Timothy M. Hunter	X	X	X
John P. Meegan	X*		X
Mark A. Paup
David M. Tullio		X*	X
Pablo A. Vegas		X	X
Amber L. Williams	X		X
Meetings held during the year ended December 31, 2025	6	5	2

* Denotes Chairperson.

The duties and responsibilities of the Audit, Compensation, and Nominating and Corporate Governance Committees are as follows.

Audit Committee. Each member of the Audit Committee is “independent” as defined in the Nasdaq corporate governance listing standards and under Securities and Exchange Commission Rule 10A-3. The Board of Directors has determined that each of Messrs. Hunter and Meegan qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission. Information with respect to the experience of Messrs. Hunter and Meegan is included in “Directors”. Our Board of Directors has approved a written charter for the Audit Committee, which is available on our website at www.northwest.com.

The duties and responsibilities of the Audit Committee include, among other things:

•	retaining, overseeing and evaluating an independent registered public accounting firm to audit our annual financial statements;
•	overseeing our external financial reporting processes;
•	approving all engagements for audit and non-audit services by the independent registered public accounting firm;
•	reviewing the audited financial statements with management and the independent registered public accounting firm;
•

considering whether certain relationships with the independent registered public accounting firm and services not related to the annual audit and quarterly reviews are consistent with maintaining the independent registered public accounting firm’s independence;

•	overseeing the activities of the internal audit staff and reviewing management’s administration of the system of internal accounting controls;
•	engaging and overseeing any outsourcing or co-sourcing arrangements pertaining to the Internal Audit function and determining that the providers have adequate expertise to fulfill those duties; and
•	conducting an annual performance evaluation of the Committee and annually reviewing the adequacy of its charter.

Compensation Committee. Each member of the Compensation Committee is “independent” as defined in the Nasdaq corporate governance listing standards and under Securities and Exchange Commission Rule 10C-1. The Compensation Committee meets at least quarterly, or more frequently if necessary. Our Board of Directors has approved a written charter for the Compensation Committee, which is available on our website at www.northwest.com.

The purpose of the Compensation Committee is to, among other things, evaluate:

•

the compensation of the executive officers, other senior officers and employees, including oversight of base salary, cash incentive compensation, equity-based awards and other benefits and perquisites; and

•	the performance of the CEO on an annual basis and approve the base salary, cash incentive bonus, equity-based incentive awards and other compensation of the CEO.

In furtherance of these objectives, the Compensation Committee is responsible, among others, for:

•

ensuring that the CEO has established annual goals and objectives (“G&O”), reviewing progress towards the achievement of the G&O on a quarterly basis and providing a year-end self-assessment and overall review of business performance;

•

approving the corporate compensation philosophy, including overseeing and monitoring the executive compensation policies, plans and programs for such officers to ensure that they are consistent with the compensation philosophy and the long-term interests of our shareholders;

•	reviewing and approving the Company’s annual equity grants and providing a review to the full Board;
•

annually reviewing the CEO’s evaluation of the performance of the Company’s executive officers and approving (and if desired, recommending that the Board approve) the other executive officers’ base salaries, cash incentive bonuses, equity-based incentive awards, and other compensation;

•

evaluating, reviewing and approving the execution of (i) employment and severance arrangements, (ii) change in control agreements and change in control provisions affecting any elements of compensation and benefits and (iii) any special or supplemental compensation and benefits for the executive officers, including supplemental retirement benefits and the perquisites;

•	reviewing and approving all employee benefit plans, including retirement plans and health insurance;
•

at least annually, in consultation with the CEO, reviewing succession planning, talent development and retention programs for executive officers, and providing guidance for the leadership pipeline below the executive officer level;

•	annually issuing the Compensation Committee Report, which is included in our annual proxy statement;
•	annually reviewing the Company’s compensation practices and the relationship among risk management and compensation;
•	annually reviewing the compensation, discussion and analysis which is included in our annual proxy statement;
•	developing and implementing policies with respect to the recovery of any excess compensation paid to any of the Company’s executive officers or other covered employees;
•	overseeing the Company’s key human resources policies and practices; and
•	periodically reviewing compensation, including benefits and equity awards, paid to non-employee directors.

The Compensation Committee has available the resources and authority necessary to properly discharge its duties and responsibilities, including the authority to retain counsel and other experts or consultants. The Compensation Committee, in performing these duties and responsibilities with respect to director and executive officer compensation, relies on the assistance of professionals within our Human Resources Department. During 2025, the Compensation Committee utilized Pearl Meyer & Partners, LLC (“Pearl Meyer”), an independent executive compensation consulting firm, for an independent review of director and executive officer compensation, including benefits and equity awards. For the year ended December 31, 2025, we incurred $171,185 of fees for their compensation consulting services.

Nominating and Corporate Governance Committee. Each member of the Nominating and Corporate Governance Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. Our Board of Directors has approved a written charter for the Nominating and Corporate Governance Committee, which is available on our website at www.northwest.com.

The functions of the Nominating and Corporate Governance Committee include the following:

•	leading the search for individuals qualified to become members of the Board and recommending to the Board potential director nominees to be presented for shareholder approval;
•	developing and recommending to the Board of Directors other specific criteria for the selection of individuals to be considered for election or re-election to the Board of Directors;
•

to annually receive and approve an applicable Code of Ethics and Code of Ethics for Senior Financial Officers and to develop and recommend corporate governance guidelines on an annual basis, or more frequently if appropriate;

•

to review the Board of Directors’ committee structure and recommend to the Board for approval of directors to serve as members on each committee and to make recommendations to the Board regarding size and compensation of the Board and other governance items related thereto;

•	adopting procedures for the submission of recommendations by shareholders for nominees for the Board of Directors; and
•	conducting an annual performance evaluation of the Committee and annually reviewing the adequacy of its charter and recommending any proposed changes to the Board of Directors.

The Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees, if it chooses to do so. The Nominating and Corporate Governance Committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

•	the highest personal and professional ethics and integrity and whose values are compatible with our values;
•	experience and achievements that have given them the ability to exercise and develop good business judgment;
•	a willingness to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	a familiarity with the communities in which we operate and/or is actively engaged in community activities;
•	involvement in other activities or interests that do not create a conflict with their responsibilities to the Company and its shareholders; and
•	the capacity and desire to represent the balanced, best interests of our shareholders as a group, and not primarily a special interest group or constituency.

The Board seeks independent directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. The Board is particularly interested in maintaining a mix that includes active or retired business professionals and senior executives, particularly those with experience in management, operations, finance, accounting, banking, risk management, compliance, information technology, or marketing and sales. As part of its periodic self-assessment process, the Board discusses the diversity of specific skills and characteristics necessary for the optimal functioning of the Board in its oversight of the Company over both the short and long term. The Nominating and Corporate Governance Committee then gives consideration to these specific skill areas or experiences when considering candidates for nomination. Specific qualities or experiences could include matters such as experience in our industry, financial or technological expertise, leadership experience and relevant geographical experience. The effectiveness of the Board’s diverse mix of skills and experiences is considered as part of each Board self-assessment.

In addition to meeting these qualifications, a person is not qualified to serve as a director if they: (1) are under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year; (2) are a person against whom a banking agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal; or (3) have been found either by a regulatory agency whose decision is final and not subject to appeal or by a court to have (i) breached a fiduciary duty involving personal profit or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency.

The Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards. We have also recently adopted stock ownership guidelines, which are described in “Compensation Discussion and Analysis—Other Practices, Policies & Guidelines—Stock Ownership Guidelines”.

The Board of Directors holds itself and all members of various committees to the highest standard of professional and personal conduct. These requirements are included in our Code of Ethics and the Nominating and Corporate Governance Committee Charter and other committee charters. In addition, directors are required to have ongoing education, and the Board of Directors regularly reviews director compensation to confirm the reasonableness of such compensation.

Procedures for the Recommendation of Director Nominees by Shareholders. The Nominating and Corporate Governance Committee has adopted procedures for the submission of recommendations for director nominees by shareholders. There have been no material changes to these procedures since they were previously disclosed in our Proxy Statement for the 2025 Annual Meeting of Shareholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating and Corporate Governance Committee will consider candidates recommended by our shareholders. Shareholders can submit the names of qualified candidates for Director by writing to us at 3 Easton Oval, Suite 500, Columbus, Ohio 43219, Attention: Chief Legal Counsel and Corporate Secretary. The Chief Legal Counsel and Corporate Secretary must receive a submission not less than 180 days prior to the one-year anniversary date of our proxy statement relating to the preceding year’s annual meeting of shareholders, which, for the 2027 Annual Meeting of Shareholders, is no later than October 11, 2026.

The submission must include the following information:

•	a statement that the writer is a shareholder and is recommending a candidate for consideration by the Committee;
•

the name and address of the shareholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder’s ownership will be required);

•

the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;
•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;
•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company or its affiliates;

•	detailed information about any relationship or understanding between the proposing shareholder and the recommended candidate;
•	a statement of the candidate that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and
•

a statement that the candidate is not: (1) under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year; (2) a person against whom a banking agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust that order is final and not subject to appeal; or (3) a person who has been found either by a regulatory agency whose decision is final and not subject to appeal or by a court to have (i) breached a fiduciary duty involving personal profit or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency.

A director nomination submitted by a shareholder for presentation by the shareholder at an Annual Meeting of Shareholders must comply with the procedural and informational requirements described in our Bylaws. Please see “Advance Notice of Business or Director Nominations To Be Presented at an Annual Meeting” below for more information on nominating directors.

Shareholder Communications with the Board. A shareholder of the Company who wants to communicate with the Board of Directors or with any individual director can write to: Board of Directors, Northwest Bancshares, Inc., 3 Easton Oval, Suite 500, Columbus, Ohio 43219, Attention: Chief Legal Counsel and Corporate Secretary. The letter should indicate that the author is a shareholder of the Company and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Chief Legal Counsel and Corporate Secretary will:

•	forward the communication to the director or directors to whom it is addressed; or
•

attempt to handle the inquiry directly, or forward the communication for response by another employee of the Company. For example, a request for information about us on a stock-related matter may be forwarded to our Shareholder Relations Officer; or

•	not forward the communication if it is primarily commercial in nature or relates to an improper or irrelevant topic.

The Chief Legal Counsel and Corporate Secretary will prepare a general summary of those communications that were not forwarded and provide a summary of activity to the Board of Directors each quarter.

Attendance at Annual Meetings of Shareholders

Although we do not have a formal written policy regarding director attendance at Annual Meetings of Shareholders, it is expected that directors will attend these meetings in person or virtually, absent unavoidable scheduling conflicts. All of our then-current directors attended our prior year’s Annual Meeting of Shareholders.

Policy Regarding Majority Voting

The Board of Directors has adopted a majority voting policy (“Policy”), which is utilized for the election of any director at any meeting of shareholders for uncontested elections and is not applicable for contested elections. For the purpose of the Policy, an “uncontested election” shall mean an election of directors where the only director nominees are those individuals recommended by the Board of Directors of the Company.

Pursuant to the Policy, any incumbent director nominee in an uncontested election who receives a greater number of votes “WITHHELD” than votes cast “FOR” at the shareholders meeting shall promptly tender his or her proposed resignation following certification of the shareholder vote.

The Nominating and Corporate Governance Committee will promptly consider the resignation and will recommend to the Board of Directors whether to accept the resignation or to take other action, including rejecting the resignation and addressing any apparent underlying causes of the failure of the director to obtain a majority of votes “FOR” such nominee. When considering the resignation and making its recommendation, the Nominating and Corporate Governance Committee will consider all factors deemed relevant by its members including, without limitation, the underlying reasons for the shareholders’ “WITHHELD” votes for the director (to the extent ascertainable), the length of service and qualifications of the director, the director’s contributions to the Company, whether the acceptance or rejection of the resignation will have any adverse effect on the Company’s compliance with any applicable law, rule, regulation or governing document, to determine whether the acceptance of the resignation is in the best interests of the Company and its shareholders.

The Board of Directors will act on the Nominating and Corporate Governance Committee’s recommendation no later than at its first regularly scheduled meeting following certification of the shareholder vote, but in any case, no later than 90 days following the certification of the shareholder vote.

If a majority of the members of the Nominating and Corporate Governance Committee are required to tender a resignation at the same election, then the other independent directors will appoint a special board committee amongst themselves solely for the purpose of considering the resignations and will recommend to the Board whether to accept, reject or take other action as to the resignations.

Code of Ethics

We have adopted a Code of Ethics that is applicable to our directors, officers and employees, including a Code of Ethics for Senior Financial Officers attached thereto. The Code of Ethics is available on our website at www.northwest.com. Amendments to and waivers from the Code of Ethics with respect to directors and executive officers will also be disclosed on our website.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	we have reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the year ended December 31, 2025;
•

we have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and

•

we have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the Securities and Exchange Commission.

This report has been provided by the Audit Committee, which consists of Directors Meegan, who serves as Chairperson, Chadsey, Hunter, Paup, Tullio and Williams.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee determines the salaries to be paid each year to the CEO and those executive officers who report directly to the CEO. The Compensation Committee currently consists of Directors Tullio, who serves as Chairperson, Campana, Davis, Hunter and Vegas. None of these individuals was an officer or employee of the Company during the year ended December 31, 2025, or is a former officer of the Company. Except as described below for Director Campana, none of the members of the Compensation Committee had any relationship requiring disclosure under “Transactions with Certain Related Persons”.

Name	Position	Nature of transaction	Largest aggregate balance over year ended 12/31/2025 ($)	Interest rate (%)	Principal balance 12/31/2025 ($)	Principal paid 1/01/2025 to 12/31/2025 ($)	Interest paid 1/01/2025 to 12/31/2025 ($)
Robert M. Campana	Director	Home equity line of credit	1,033,424	6.490	—	1,693,494	45,876
Robert M. Campana	Director	Mortgage loan	127,917	1.750	95,342	32,575	1,978
Robert M. Campana	Director	Mortgage loan to family member	329,990	3.750	320,671	9,319	12,216

During the year ended December 31, 2025, (i) no executive officer of the Company served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (ii) no executive officer of the Company served as a director of another entity, one of whose executive officers served on the Compensation Committee; and (iii) no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

Compensation Discussion and Analysis

This Compensation Discussion & Analysis (“CD&A”) explains our executive compensation program for executive officers. This CD&A also describes the Compensation Committee’s process for making pay decisions, as well as its rationale for specific decisions related to compensation paid to our named executive officers listed (“NEOs”) below for the fiscal year ended December 31, 2025.

Name	Position
Louis J. Torchio	President, Chief Executive Officer and Director
Douglas M. Schosser	Chief Financial Officer
Gregory J. Betchkal	Chief Risk Officer
Jacques M. DesMarteau	Chief Commercial Banking Officer
Urich T. Bowers	Chief Consumer Banking & Strategy Officer

Executive Summary. The Company is a bank holding company headquartered in Columbus, Ohio. The Company operates Northwest Bank (also referred to herein as the “Bank”), a full-service financial institution headquartered in Warren, Pennsylvania. As of December 31, 2025, the Bank operates 161 banking locations in Pennsylvania, New York, Ohio and Indiana.

2025 Business Highlights. Throughout 2025, we focused on executing our strategy and delivering sustainable, responsible and profitable growth. 2025 was a transformational year for Northwest. In July 2025, we completed our acquisition of Penns Woods Bancorp, Inc. (“Penns Woods”), the largest acquisition in the Company’s history. After purchase accounting fair value adjustments, the acquisition added $2.2 billion of total assets, including $1.8 billion of loans and $1.6 billion in deposits.

In addition to closing and integrating the Penns Woods acquisition, we achieved record revenue of $655 million for the full year and continued to expand the Bank’s net interest margin. Coupled with our demonstrated expense management discipline through the closing and integration of our sizable acquisition, we achieved double-digit EPS growth and an efficiency ratio of 63.1%, and an adjusted efficiency ratio1 of 59.5%, Northwest’s best adjusted efficiency ratio during the past 20 years, all while investing in the talent, technology and new financial centers and products to support our future growth prospects. We continued to strengthen and diversify our commercial banking business with C&I momentum of 26% year-over-year average loan growth, and we strengthened the balance sheet with asset growth of $2.4 billion year-over-year. In 2025, we introduced a new franchise finance vertical, rounding out our nationwide business verticals, each with experienced and well-connected industry leaders, giving us a strong point of distinction in the specialty finance areas. We also materially grew our SBA lending activity in 2025, earning a spot among the top 50 originators in the U.S. by volume.

We remain focused on delivering excellence with our outstanding full-service Bank providing a highly personalized service, and we are proud to have been recognized by Newsweek for the third consecutive year as one of America’s best regional banks.

2025 Compensation Highlights. Our executive compensation program has three primary elements: base salary, annual incentives, and long-term equity incentives. Each of these compensation elements serves a specific purpose in our compensation strategy. Base salary is an essential component to any market-competitive compensation program. Annual incentives reward the achievement of short-term goals, while long-term incentives drive our executive officers to focus on long-term sustainable shareholder value creation. Based on our performance and consistent with the design of our program, the Compensation Committee made the following executive compensation decisions for fiscal 2025:

•

Base Salaries. For 2025, the Compensation Committee approved 3% salary increases for Messrs. Torchio, Schosser, Betchkal, DesMarteau and Bowers. Mr. Bowers received an additional base salary increase of $20,858 in December 2025 due to an expansion of his responsibilities to include the Bank’s retail banking segment.

•

Annual Incentives. Based on our actual results relative to the financial performance objectives under the Management Bonus Plan, initial funding results were 200% of target. The Compensation Committee approved funding of the Management Bonus Plan at 190% of target and further adjusted each NEO’s actual award payout based on individual performance.

•

Long-Term Equity Incentives. For 2025, long-term equity incentive awards were granted to the NEOs using an equally weighted mix of performance stock units (“PSUs”) and restricted stock units (“RSUs”). The PSUs granted in 2023 did not vest as the required threshold performance criteria (rROAA) were not met.

•

One-Time RSU Grant to Mr. Betchkal. The Compensation Committee approved a one-time grant of RSUs to Mr. Betchkal to recognize his leadership in transforming and significantly improving our enterprise and operational risk function. The grant was valued at $250,000 and it vests in equal installments on each of the first three anniversaries of the grant date.

[1]	Adjusted efficiency ratio is a non-GAAP measure. See Appendix A for reconciliation.

•

Partial Withdrawal of RSU Grant to Mr. Torchio. As previously disclosed, on November 20, 2024, the Compensation Committee approved a one-time grant of RSUs valued at $2,000,000 to Mr. Torchio, in recognition of his pivotal role in transforming our business and operations, positioning the Company for long-term success, and the need for Mr. Torchio’s continued service in sustaining this momentum. After it was subsequently determined that a portion of the grant exceeded our 2022 Equity Incentive Plan’s individual grant limit, the Compensation Committee rescinded the excess portion on August 20, 2025.

Best Compensation Practices & Policies. We also believe the following practices and policies within our program promote sound compensation governance and are in the best interests of our shareholders and executives:

What we do		What we don’t do
✔	Place an emphasis on performance-based, variable compensation	✗	We do not allow repricing of underwater stock options without shareholder approval

✔	Maintain robust stock ownership guidelines	✗	We do not have excessive perquisites

✔	Annual say-on-pay vote	✗	We do not allow hedging or short sales or pledging of our securities

✔	Double-trigger vesting for equity awards in the event of a change in control under our long-term incentive plan	✗	We do not pay dividends or dividend equivalents on unearned performance-based awards

✔	Maintain a recoupment (“clawback”) policy	✗	We do not have tax gross ups

✔	Use an independent compensation consultant	✗	We do not allow short selling or the use of Company stock as collateral for loans

✔	Limit the value of equity awards that may be granted to non-employee directors

Shareholder Say-on-Pay Vote. In accordance with SEC rules at our 2025 Annual Meeting of Shareholders, we held an advisory, non-binding vote to approve the compensation of our NEOs as described in the proxy statement (commonly referred to as a “Say-on-Pay Vote”), which received approximately 79% of the votes cast in favor of the proposal. Our Compensation Committee considered the recommendation of the shareholders and believes that the Company’s executive compensation program maintains a strong pay for performance philosophy. This philosophy can be observed through factors, including but not limited to: (i) a significant portion of the CEO’s pay, 66%, is at-risk, (ii) the 2023 PSUs did not vest and (iii) the negative discretion used by the Compensation Committee this year with respect to the annual incentive payouts, as described below.

What Guides Our Program

Executive Compensation Philosophy and Objectives. Our executive compensation philosophy is driven by the following guiding principles that underpin the critical connections between performance, long-term value creation, talent management, compensation governance and our cultural values:

•

Competitively Positioned: Target compensation should be competitive with that being offered to individuals in comparable roles at other companies with which we compete for talent, with the goal of attracting and retaining the best people to lead our success.

•

Performance-Driven and Shareholder-Aligned: A meaningful portion of total compensation should be variable and linked to the achievement of specific short- and long-term performance objectives and designed to drive shareholder value creation.

•	Responsibly Governed: Decisions about compensation should be guided by best-practice governance standards and rigorous processes that encourage prudent decision-making.

Elements of Pay: Total Direct Compensation. Our executive compensation philosophy is supported by the following principal elements of pay:

Pay element	How it’s paid	Purpose
Base Salary	Cash (Fixed)	Provide a competitive base salary rate relative to similar positions in the market and enable the Company to attract and retain critical executive talent.
Annual Incentives	Cash (Variable)	Reward executives for delivering on annual strategic objectives that contribute to the creation of shareholder value.
Long-Term Incentives	Equity (Variable)	Provide incentives for executives to execute on longer-term financial goals that drive the creation of shareholder value and support the Company’s retention strategy.

Pay Mix. The executive compensation program uses a mix of fixed and variable pay. The program is structured to create a meaningful balance between achieving strong short-term annual results while ensuring long-term viability and success. Therefore, the mix of incentives is reviewed and determined regularly by the Compensation Committee based on the short- and long-term objectives of the business. The charts below show the target annual total direct compensation of our CEO and our other NEOs for fiscal 2025. These charts show that a significant portion of executive compensation is variable (66% for our CEO and an average of 55% for our other NEOs). These charts do not include any one-time equity grants or awards outside of target annual total direct compensation, if any.

2025 Target total direct compensation
CEO	Other NEOs (Average)

Executive Compensation Decision-Making Process

The Role of the Compensation Committee. The Compensation Committee oversees the executive compensation program for our executive officers. The Compensation Committee is comprised of independent, non-employee members of the Board. The Compensation Committee works closely with its independent compensation consultant and management to examine the effectiveness of the Company’s executive compensation program including cash compensation, annual incentive compensation, equity-based awards, and other benefits and perquisites throughout the year. Details of the Compensation Committee’s authority and responsibilities are specified in its charter, which may be accessed on our website at www.northwest.com. The Compensation Committee makes all final compensation and equity award decisions regarding our executive officers, except for the CEO, whose compensation is determined by the independent members of the full Board, based upon recommendations of the Compensation Committee.

Members of our management team attend regular Compensation Committee meetings where executive compensation, Company and individual performance, and competitive compensation levels and practices are discussed and evaluated. Only the Compensation Committee members are permitted to vote on decisions regarding executive officer compensation.

The CEO reviews his recommendations pertaining to the compensation of the other executive officers with the Compensation Committee providing management input, transparency, and oversight. Approvals of executive officer compensation other than CEO compensation are made by the Compensation Committee. The CEO does not participate in the deliberations of the Compensation Committee regarding his own compensation. Independent members of the Board make all final determinations regarding CEO compensation.

The Role of the Independent Consultant. During 2025, the Compensation Committee retained Pearl Meyer, an independent executive compensation consulting firm, to provide comprehensive consulting services to the Compensation Committee, including to:

•	provide information regarding base salary ranges and recommendations for the executive officers;
•	review the CD&A section of the proxy statement;
•	assist in developing goals for the short- and long-term incentive plans;
•	update the Compensation Committee about regulatory matters and trends;
•	assist with the development of 2025 executive compensation decisions;
•	attend Compensation Committee meetings; and
•	provide relevant peer compensation reporting and analysis.

Pearl Meyer reports directly to the Compensation Committee and does not provide any other services to the Company. The Compensation Committee analyzed whether the work of Pearl Meyer raised any conflicts of interest. The Compensation Committee determined that the work of Pearl Meyer and the individual compensation advisors employed by Pearl Meyer as compensation consultants to the Company have not created any conflicts of interest.

The Role of Peer Group Companies. The Compensation Committee strives to set a competitive level of total compensation for each executive officer as compared with executive officers in similar positions at peer companies. In evaluating executive compensation, we utilize market information which is supported by benchmark data from our peer group, as well as Pearl Meyer and McLagan, an Aon Hewitt company (“McLagan”), both nationally recognized compensation consulting firms. We establish compensation targets for substantially all of our employees so that their total cash compensation opportunity would be approximately between 15% below to 15% above the market median for fully qualified and experienced employees. For the year ended December 31, 2025, we utilized financial services survey data from McLagan in reviewing compensation for substantially all employees, including executive officers.

McLagan was utilized by the Company based on its comprehensive set of reports within the financial services industry. McLagan provides complete compensation coverage for each job position in the financial services industry by extensive analysis of salaries, incentive eligible positions, incentive amounts with regard to base salaries, and total cash compensation. In addition, analysis by company size and geographic location is performed and categorized by jobs based on levels of responsibility and experience.

On an annual basis, with assistance from Pearl Meyer, the Company conducts a benchmarking and peer group exercise with the Compensation Committee. In the fall of 2024, Pearl Meyer presented a review of the Company’s peer group using publicly traded U.S. banks with assets ranging from approximately 50% to 200% of the Company’s asset size. The Compensation Committee considered the “compatibility” and “comparability” of each company when selecting the 2025 peer group. The Compensation Committee reviewed, among other things, each peer company’s asset size, earnings, portfolio mix, geographical location, organizational structure and governance, number of employees, number of financial centers and service offerings.

Following selection and approval by the Compensation Committee of the peer group listed in the table, the Company was positioned near the median of the group in terms of asset size. Pearl Meyer recommended that Capitol Federal Financial, Inc. and TFS Financial Corp. be removed from the peer group. Based on the parameters described above, Pearl Meyer recommended that the following peers be added to the group for 2025: Independent Bank Corp., Sandy Spring Bancorp, Ocean First Financial Corp., FB Financial Corp. and First Bank Corp. Heartland Financial USA, Inc. was acquired in January 2025 and thus removed from the peer group.

Atlantic Union Bankshares Corporation [AUB]	First Financial Bancorp [FFBC]	S&T Bancorp, Inc. [STBA]
Community Bank System, Inc. [CBU]	First Merchants Corporation [FRME]	Seacoast Banking Corporation of Florida [SBCF]
Enterprise Financial Services Corp. [EFSC]	Heartland Financial USA, Inc.	TowneBank [TOWN]
FB Financial Corp. [FBK]	Independent Bank Corp. [INDB]	Trustmark Corporation [TRMK]
First Bank Corp. [BFC]	NBT Bancorp Inc. [NBTB]	WesBanco, Inc. [WSBC]
First Busey Corporation [BUSE]	Ocean First Financial Corp. [OCFC]	WSFS Financial Corporation [WSFS]
First Commonwealth Financial Corporation [FCF]	Park National Corporation [PRK]

2025 Executive Compensation Program in Detail

Base Salary. Base salary represents annual fixed compensation and is a standard element of compensation necessary to attract and retain executive leadership talent. In making base salary decisions, the Compensation Committee considers the CEO’s recommendations, as well as each executive’s position and level of responsibility within the Company. The Compensation Committee considers factors such as competitive market data as well as individual performance, experience, tenure, internal equity, and employee potential. Base salaries are adjusted using a merit increase pool and a performance evaluation process that consists of general rating factors. Merit increases are based on the executive’s overall performance rating, the time interval and any added responsibilities since the last salary increase. For 2025, the Compensation Committee approved salary increases for the NEOs as follows:

Name	2025 Base salary	2024 Base salary	% Adjustment
Louis J. Torchio	$900,704	874,470	3%
Douglas M. Schosser	618,000	600,000	3%
Gregory J. Betchkal	607,566	589,860	3%
Jacques M. DesMarteau	491,727	477,405	3%
Urich T. Bowers (1)	417,500	405,000	3%

(1)	Mr. Bowers’ salary was increased an additional $20,508 from $417,500 to $438,008 in December 2025 due to an expansion of his responsibilities to include the retail banking segment.

Annual Incentives. We provide performance-based cash incentive awards to eligible personnel, including executive officers, under the Management Bonus Plan. Cash incentives are used to motivate and reward achievement of corporate and individual performance objectives which are strategically aligned with enhancing shareholder value. Funding for the Management Bonus Plan is based on an assessment of the Company’s actual performance relative to the Compensation Committee’s pre-established financial performance levels based on a combination of financial factors. Actual payouts depend on the achievement of pre-determined financial performance objectives and can range from 0% to 200% of target award amounts.

Management Bonus Plan Target Opportunity. Target annual bonus opportunities are expressed as a percentage of base salary and were established based upon each NEO’s level of responsibility and ability to impact overall results. The Compensation Committee also considers market data in setting target award amounts. In 2025, target award opportunities for our NEOs were as follows:

		Annual target bonus
Name	2025 Base salary	Percent of Salary	Dollar
Louis J. Torchio	$900,704	80%	$720,563
Douglas M. Schosser	618,000	55%	339,900
Gregory J. Betchkal	607,566	50%	303,783
Jacques M. DesMarteau	491,727	55%	270,450
Urich T. Bowers (1)	438,008	55%	240,904

(1)	Mr. Bowers’ salary was increased an additional $20,508 from $417,500 to $438,008 in December 2025 due to an expansion of his responsibilities to include the retail banking segment.

Financial Performance Objectives, Levels & Results. For the year ended December 31, 2025, the Management Bonus Plan required that two threshold metrics be satisfied in order for any cash incentive payout to be considered. These threshold metrics included achievement of net charge-offs of 0.50% or less and total loan delinquency of 3.00% or less. Once these threshold metrics were met, the financial factors considered to determine the payout level for the year ended December 31, 2025 were: adjusted return on average assets (“adjusted ROAA”), adjusted return on average equity (“adjusted ROAE”), and efficiency ratio. Individual performance ratings also are considered when determining the actual payout amount. After the conclusion of the fiscal year, the CEO may suggest that the Compensation Committee consider discretionary adjustments to cash incentive awards that are consistent with the long-term advancement of our strategic initiatives.

The Management Bonus Plan sets levels of corporate performance targets, resulting in cash incentive payments to the NEOs in amounts ranging from 0% to 200% of target depending on actual performance.

		Performance range
Performance measures	Weighing	Threshold (50% funded)	Target (100% funded)	Maximum (200% funded)	Actual adjusted result (1)	% of target (2)	Weighted % payout (3)
Adjusted ROAA	33.3%	0.74%	0.96%	1.04%	1.12%	200.00%	66.6%
Adjusted ROAE	33.3%	6.97%	8.63%	9.32%	9.90%	200.00%	66.6%
Efficiency Ratio (4)	33.3%	67.50%	64.40%	62.70%	59.32%	200.00%	66.6%

(1)	Results exclude the impact of merger expenses and Day 1 Provision impact (non-GAAP). See Appendix A for reconciliation.
(2)	The maximum payout permitted under the Management Bonus Plan is 200%.
(3)	The maximum weighted percentage payout permitted for each performance measure under the Management Bonus Plan is 66.6%.
(4)	Excludes amortization of intangible assets and merger, asset disposition and restructuring expenses (non-GAAP). See Appendix A for reconciliation.

In determining whether performance goals have been met, the Compensation Committee may adjust the overall performance level achieved to include or exclude the effect of extraordinary, unusual or non-recurring items, changes in tax or accounting rules or the effect of mergers or acquisitions. These adjustments aim to maintain fairness to both participants and shareholders, while also fostering actions that promote the long-term health of the business and align with predetermined performance goals.

As a result, initial funding under the Management Bonus Plan was determined to be 200% of target, as the three Management Bonus KPIs (adjusted ROAA, adjusted ROAE, and Efficiency Ratio) achieved above maximum performance. The Compensation Committee maintains the ability to use discretion based on its evaluation of performance and factors that may impact results. The Compensation Committee approved funding of the Management Bonus Plan at 190% as appropriate recognition of the Company’s 2025 performance.

Management Bonus Payouts. Based on the above results, the Compensation Committee determined that management bonuses should be paid at 190% of target for Company performance with consideration given to each NEOs individual performance, as summarized in the table below:

	Target bonus		Actual bonus
Name	Percent of Salary	Dollar	Percent of Salary	Dollar
Louis J. Torchio	80%	$720,600	152.0%	$1,369,100
Douglas M. Schosser	55%	339,900	105.1%	650,000
Gregory J. Betchkal	50%	303,800	92.0%	560,000
Jacques M. DesMarteau	55%	270,500	94.6%	465,000
Urich T. Bowers (1)	55%	240,900	106.2%	465,000

(1)	Mr. Bowers’ salary was increased an additional $20,858 in December 2025 due to an expansion of his responsibilities to include the retail banking segment.

Long-Term Stock-Based Compensation. The purpose of our 2022 Equity Incentive Plan is to promote the long-term financial success of the Company and its subsidiaries, including Northwest Bank, by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s shareholders through the ownership of shares of Company stock. In 2025, the Compensation Committee granted long-term incentive compensation that is balanced between retention and forward-looking performance incentives. Awards used a combination of RSUs and PSUs as follows:

Award type	Weighting	Design at-a-glance
PSUs	50%	PSUs align executive pay with achievement of financial metrics that are the most impactful to shareholders. Performance is measured against both relative and absolute metrics to provide a comprehensive and balanced evaluation of our long-term business performance. NEOs can earn between 0% and 150% of their target award opportunity. If achievement warrants and the executive remains employed by the Company, PSUs vest at the end of the three-year performance period to the extent performance is achieved.

RSUs	50%	RSUs granted to NEOs in fiscal 2025 vest in equal installments each year on the first three anniversaries of the grant date.

The Compensation Committee believes that this combination, coupled with meaningful stock ownership requirements, will ensure that executives are focused on creating shareholder value and the long-term success of the Company.

Target long-term opportunities are expressed as a percentage of base salary at the time of grant and were established according to each NEO’s level of responsibility and his or her ability to impact overall results. The Compensation Committee also considers market data in setting target award amounts. Target award opportunities for 2025 were as follows:

		Long term incentive target award opportunity
Name	Base salary	Percent	Value
Louis J. Torchio	$874,470	120%	1,000,000	(1)
Douglas M. Schosser	600,000	75%	450,000
Gregory J. Betchkal	589,860	60%	353,916
Jacques M. DesMarteau	477,405	70%	334,184
Urich T. Bowers	405,000	70%	283,500

(1)	Amount is capped by the 2022 Equity Incentive Plan’s individual grant limit of $1,000,000.

Fiscal 2025 Annual Long-Term Incentive Grants. For fiscal 2025, the NEOs received the following awards (excluding any one-time grants or awards):

	PSUs		RSUs
Name	Target # of units	Target value	# of units	Value
Louis J. Torchio	39,526	$475,300	43,149	$524,692
Douglas M. Schosser	18,504	225,000	18,504	225,000
Gregory J. Betchkal	14,553	176,958	14,553	176,958
Jacques M. DesMarteau	13,742	167,092	13,742	167,092
Urich T. Bowers	11,658	141,750	11,658	141,750

The number of units was calculated using the per-share closing price of the Company’s common stock on the grant date approved by the Board. Executives may earn the performance share unit portion of their awards by achieving certain metrics as established by the Compensation Committee over a three-year performance period.

All awards granted under our 2018 Equity Incentive Plan and 2022 Equity Incentive Plan are subject to clawback if the Company is required to prepare an accounting restatement due to material noncompliance of the Company as a result of misconduct, with any financial reporting requirement under federal securities laws. In addition, awards are subject to clawback under the Company’s Clawback Policy designed to comply with SEC and Nasdaq rules regarding the recoupment of erroneously awarded compensation. See “Other Practices, Policies and Guidelines—Clawback Policy”.

A Closer Look at PSUs. The Compensation Committee believes that PSUs provide appropriate incentives for management to focus on long-term financial results, and that these performance goals correlate with the value of our common stock. NEOs can earn between 0% and 150% of their target award opportunity. The actual number of PSUs that are earned and vested is based on the achievement of pre-determined financial performance metrics against the KRX index at the end of a three-year performance period, as outlined in the following table:

Metric	Weighting	Detail
Relative Return on Tangible Common Equity (“Core ROTCE”)	50%	• Measured relative to the KRX index over a three-year period

•

“Core” adjustments will be made to ROTCE to exclude nonrecurring revenue, nonrecurring expenses, realized gains/losses on securities, amortization of intangibles & goodwill impairments, each adjustment to be made on an after-tax basis

		• Provides a comprehensive view of relative financial performance and efficiency

		• Enables shareholders to assess the overall health and competitiveness of the Company

Relative Total Shareholder Return (“TSR”)	50%	• Measured relative to the KRX index over a three-year period

•

Utilizes a 30-day trading average at the beginning and end of the performance period, as adjusted for dividends paid during the performance period, assuming reinvestment of dividends on the ex-dividend date

		• Provides an additional view of performance relative to peers

		• Enables shareholders to directly assess the performance of our stock

The number of PSUs earned at the end of the three-year performance period will be based on the attainment of performance levels, including threshold, target, and maximum, and associated payouts will be established at the beginning of the performance cycle as follows:

	Performance range
	Threshold	Target	Maximum
Peer Group Rank	25th percentile	50th percentile	75th percentile
PSU Payout (as a % of Target)	50%	100%	150%

Performance below “threshold” for a given performance measure will result in forfeiture of the respective PSUs. Threshold performance will be achieved at the 25th percentile of the approved compensation peer group, target performance at the 50th percentile of the peer group, and maximum performance is at the 75th percentile of the peer group. At the end of each performance cycle, actual performance and the resulting payouts will be determined. Performance between threshold, target, and maximum will be determined using straight line interpolation and rounded up to the nearest whole number of PSUs.

Other Practices, Policies & Guidelines

Stock Ownership Guidelines. Our Board has adopted stock ownership guidelines for our NEOs and our non-employee directors, which must be achieved during a five-year phase-in period after the NEO or director first becomes subject to the guidelines. The Board believes these guidelines further align our NEOs’ and our non-employee directors’ interests with the interests of our shareholders. The minimum equity ownership guidelines for our continuing NEOs and our non-employee directors are as follows:

Title	Guideline
CEO	3x annual base salary
All Other NEOs	1x annual base salary
Non-Employee Directors	5x annual cash retainer

If the ownership requirement has not been met by the fifth anniversary of the date the NEO became subject to the ownership requirement multiple, then 100% of net shares acquired annually from employee equity awards must be retained until requirements are met. Shares that count towards the ownership requirement include shares owned and vested and unvested RSUs. Non-Qualified Stock Options, whether vested or unvested, and unvested PSUs do not count towards the ownership requirement. All NEOs currently meet the stock ownership requirements.

Clawback Policy. The Company has adopted the Northwest Bancshares, Inc. Clawback Policy (the “Clawback Policy”), which adheres to the listing standards of Nasdaq and with Rule 10D-1 under the Exchange Act. This Clawback Policy requires recoupment of certain cash and equity incentive compensation paid to or deferred by certain executives in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws. Under the Clawback Policy, recoupment is required if the Board determines that incentive-based compensation received by an executive exceeds the amount of incentive-based compensation that otherwise would have been received, had it been calculated based on the restated amounts.

The Clawback Policy is disclosed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Insider Trading Policy.
The Company maintains insider trading policies and procedures governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers, and employees that the Company believes are reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as Nasdaq listing standards. In addition, it is the Company’s policy to comply with applicable securities and state laws, including insider trading laws, when engaging in transactions in the Company’s securities. A copy of the Company’s insider trading policy was filed as Exhibit 19 to the Company’s Annual Report on Form
10-K
for the year ended December 31, 2025.
No Pledging or Hedging Company Securities.
We have adopted a policy that prohibits our insiders from (i) pledging our stock as collateral against a loan or line of credit or holding our stock in a margin account; and (ii) conducting any hedging activities (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) designed to offset any decrease in the market value with respect to our stock.
Policies and Practices Related to the Grant of Certain Equity Awards.
In accordance with Item 402(x) of Regulation
S-K,
we are required to disclose certain information related to certain equity awards granted close in time to the release of material non-public
information. Neither our Board nor our Compensation Committee takes material non-public
information into account when determining the timing of equity awards, nor do we time the disclosure of material non-public
information for the purpose of impacting the value of executive compensation. We generally issue equity awards to our executive officers on a limited and infrequent basis, and not in accordance with any fixed schedule. During fiscal 2025, there were no equity awards granted to any NEOs within four business days preceding the filing of any report on Form
10-K,
10-Q,
or
8-K
that disclosed material nonpublic information.
When the Company grants RSUs or PSUs to employees, the Company makes a determination of the target value of the grant. To determine the number of shares subject to a grant of RSUs, the Company divides the target value of the grant by the closing price of one share of the Company’s common stock on the date of grant. To determine the number of shares subject to a grant of PSUs, the Company divides the value of the grant that would be obtained if target performance were to be achieved by the closing price of one share of the Company’s common stock on the date of grant.
Retirement Plans.
Substantially all of our employees hired prior to August 1, 2020, including our NEOs, are eligible to participate in the Northwest Bank Pension Plan (the “Pension Plan”), a
tax-qualified
defined benefit plan. See “Defined Benefit Plan.”
Effective January 1, 2024, all employees who have attained age 18 are also eligible to make elective deferrals to our 401(k) plan. Under our 401(k) plan, we provide “safe harbor” matching contributions equal to 100% of an eligible employee’s elective deferrals up to 4% of the employee’s eligible compensation. Employees are eligible for the safe harbor matching contributions commencing on the first day of the month following the month in which 90 days of credited service is completed.
We have also adopted a
non-qualified
supplemental executive retirement plan for the benefit of certain individuals whose benefits under the defined benefit plan are limited by restrictions contained in the Internal Revenue Code. Mr. Torchio participates in the supplemental executive retirement plan. See “Supplemental Executive Retirement Plan.”
Other Benefits and Perquisites.
Executive officers participate in the same employee benefits programs generally available to all employees.
Executive perquisites are kept to a minimal level and therefore do not play a significant role in executive compensation. For the NEOs in fiscal 2025, executive perquisites consisted of social clubs. These benefits and their incremental cost to the Company are described in the fiscal 2025 Summary Compensation Table and its footnotes. The Compensation Committee believes these perquisites to be reasonable, comparable with peer companies and consistent with the Company’s overall compensation practices.
Employment Agreements/Change in Control Agreements
.
We have entered into employment agreements with Messrs. Torchio and Schosser and change in control agreements with Messrs. Betchkal, DesMarteau and Bowers. These agreements are designed to give us the ability to retain the services of the designated executives while reducing, to the extent possible, unnecessary disruptions to our operations. The employment agreements with Messrs. Torchio and Schosser provide for a base salary, annual bonus payments and long-term incentive equity grants as well as severance benefits in connection with certain terminations of an executive’s employment. The change in control agreements provide for a base salary, as well as severance benefits in connection with certain terminations of an executive’s employment. The agreements were negotiated directly with, and recommended for approval by, the Compensation Committee. The Compensation Committee believes such agreements necessary to retain executive talent and consistent with market practice.
Impact of Accounting and Tax.
In consultation with our advisors, we evaluate the tax and accounting treatment of each of our compensation programs at the time of adoption and on an annual basis to ensure that we understand the financial impact of the program. Furthermore, Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of annual compensation paid by public companies for certain executive officers to $1 million. The Compensation Committee continues to have the flexibility to award compensation that is not tax deductible if it determines that such award is in the Company’s best interests.

Review of Risk Related to Compensation Policies and Procedures. The Compensation Committee is responsible for the oversight of employee compensation policies and procedures, including the determination of whether any material risk is imposed on the Company from the annual cash incentive plan, long-term stock-based compensation plan and/or employment or change in control agreements. After reviewing the compensation policies and procedures, including the determination of whether any incentive/variable compensation programs encourage excessive risk taking by employees, the Compensation Committee has concluded such plans do not pose material risk to the Company.

Compensation Committee Report. The Compensation Committee has reviewed and discussed the section titled “Compensation Discussion and Analysis” with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the section titled “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Respectfully submitted by the members of the Compensation Committee of the Board:

Compensation Committee
David M. Tullio (Chair)
Robert M. Campana
Wilbur R. Davis
Timothy M. Hunter
Pablo A. Vegas

This report of the Compensation Committee is required by the Securities and Exchange Commission and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

Executive Compensation

Summary Compensation Table. The following table sets forth, for the three years ended December 31, 2025, certain information as to the total remuneration we paid to Mr. Torchio, who serves as our President and CEO, Mr. Schosser, who serves as our Chief Financial Officer, and our three other most highly compensated executive officers as of December 31, 2025.

Summary compensation table
Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)		Non-equity incentive plan compensation ($)(2)	Change in pension value and nonqualified deferred compensation earnings ($)(3)	All other compensation ($)(4)	Total ($)
Louis J. Torchio President, Chief Executive Officer and Director	2025	904,034	—	999,992		1,369,100	89,806	33,823	3,396,755
	2024	865,672	—	999,848	(5)	673,300	95,792	27,661	1,662,425
	2023	816,615	258,331	511,417		206,000	107,523	32,835	1,932,721

Douglas M. Schosser (6) Chief Financial Officer	2025	620,825	—	447,520		650,000	—	66,487	1,784,832
	2024	450,000	—	822,281		363,000	—	75,454	1,710,735

Gregory J. Betchkal Chief Risk Officer	2025	609,802	—	601,974		560,000	—	17,564	1,789,340
	2024	583,933	—	286,502		324,400	—	17,364	1,212,199
	2023	438,385	136,068	550,639		120,700	—	15,733	1,261,525

Jacques M. DesMarteau (7) Chief Commercial Banking Officer	2025	490,208	—	332,351		465,000	—	31,246	1,318,805
	2024	472,607	—	231,884		288,800	—	118,122	1,111,413

Urich T. Bowers (8) Chief Consumer Banking and Strategy Officer	2025	419,735	—	141,761		465,000	—	15,242	1,041,738
	2024	222,750	—	193,824		167,000	—	—	583,574

(footnotes on following page)

(footnotes from previous page)

(1)

Reflects the aggregate grant date fair value of PSUs and RSUs granted in 2025, 2024 and 2023 calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (excluding the effect of estimated forfeitures). The grant date fair values reflected in this column may differ from the approved values reflected in the CD&A because of the accounting methodology used to report the PSUs in this column, as required by SEC rules. The assumptions used in the valuation of these awards are included in Notes 1(q) and 16(b) of the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC. For the PSUs, the grant date fair value is based on the achievement at target, as prescribed by ASC Topic 718.

(2)	Amounts reflect the annual cash incentive awards earned by the NEOs under the Management Bonus Plan. See “Compensation Discussion and Analysis—Annual Cash Incentive”.
(3)

Amounts reflect the aggregate year to year change in the actuarial present value of the NEO’s accrued pension benefit under all qualified defined benefit pension plans based on the assumptions used for FASB ASC 715 at each measurement date. As such, the change reflects changes in pension value due to an increase or decrease in the FASB ASC 715 discount rate, changes in mortality table and changes due to the accrual of plan benefits. For the year ended December 31, 2025, the discount rate used to value plan benefits decreased to 5.41% from 5.44%, which resulted in an increase in the value of the prior service benefits. The financial impact resulting from the increase in discount rate for Mr. Torchio was an increase of $1,421. For the year ended December 31, 2024, the discount rate used to value plan benefits increased to 5.44% from 4.79%, which resulted in a decrease in the value of the prior service benefits and for the year ended December 31, 2023, the discount rate decreased to 4.79% from 4.99%. There were no nonqualified deferred compensation earnings required to be reported because no employee deferred compensation plans existed during the year ended December 31, 2025. Messrs. Schosser, Betchkal, DesMarteau and Bowers were not eligible to participate in the Pension Plan due to joining the Company subsequent to the Pension Plan’s soft freeze in 2020.

(4)	The compensation represented by the amounts for 2025 set forth in the total All Other Compensation column for the NEOs is detailed in the table below.

Name	Company contributions to qualified defined contribution plan ($)(a)	Company-paid life insurance premiums ($)(b)	Unvested restricted stock dividends ($)(c)	Relocation expense ($)	Social clubs ($)	Contract termination payment ($)(d)	Total all other compensation ($)
Louis J. Torchio	14,000	3,564	2,132	—	14,127	—	33,823
Douglas M. Schosser	14,000	2,322	—	50,165	—	—	66,487
Gregory J. Betchkal	14,000	3,564	—	—	—	—	17,564
Jacques M. DesMarteau	14,000	2,322	—	—	14,924	—	31,246
Urich T. Bowers	14,000	1,242	—	—	—	—	15,242

(a)

Reflects contributions to our tax qualified plan. Northwest Bank makes matching contributions equal to 100% of the employee’s 401(k) plan contributions, up to 4% of the employee’s eligible compensation limited by Internal Revenue Code restrictions.

(b)

Reflects excess premiums and/or payments for life insurance reported as taxable compensation on the NEO’s Form W-2. As of December 31, 2025, the pre-retirement death benefit amounts from the Northwest Bank life insurance plan were $500,000 for Mr. Torchio; $500,000 for Mr. Schosser; $500,000 for Mr. Betchkal; $500,000 for Mr. DesMarteau and $500,000 for Mr. Bowers. The premiums paid by Northwest Bank for the NEOs for life insurance coverage during 2025 totaled $4,200, consisting of the following premiums: $840 for Mr. Torchio; $840 for Mr. Schosser; $840 for Mr. Betchkal; $840 for Mr. DesMarteau and $840 for Mr. Bowers. However, the imputed economic benefit for this life insurance coverage during 2025 was as follows: $3,564 for Mr. Torchio; $2,322 for Mr. Schosser; $3,564 for Mr. Betchkal; $2,322 for Mr. DesMarteau and $1,242 for Mr. Bowers. The amount of such economic benefit was determined using the amount imputed to the individual under applicable tables published by the Internal Revenue Service multiplied by the aggregate death benefit payable to the individual’s beneficiary.

(c)	Reflects dividends on shares of unvested restricted common stock, which are reported as taxable compensation on the NEO’s Form W-2.
(5)

On December 20, 2024, Mr. Torchio received a one-time grant of RSUs valued at $2,000,000, or 149,813 underlying shares, in recognition of his pivotal role in transforming our business and operations, positioning the Company for long-term success, and the need for Mr. Torchio’s continued service in sustaining this momentum. After it was subsequently determined that a portion of the grant exceeded our 2022 Equity Incentive Plan’s individual grant limit, the Compensation Committee withdrew the excess portion, 114,741 underlying shares, on August 20, 2025.

(6)	Mr. Schosser joined the Company on March 18, 2024.
(7)	Mr. DesMarteau joined the Company on June 20, 2023.
(8)	Mr. Bowers joined the Company on June 18, 2024.

Grants of Plan-Based Awards. The following table sets forth for the fiscal year ending December 31, 2025 certain information as to grants of plan-based awards for the NEOs.

Grants of plan-based awards for the year ended December 31, 2025
Name	Grant date		Estimated future payouts under non-equity incentive plan awards (1)			Estimated future payouts under equity incentive plan awards			All other stock awards: number of shares of stock or units (#)	Grant date fair value of stock and option awards ($)(2)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Louis J. Torchio			360,282	720,563	1,441,126
	3/7/2025	(3)				—	43,149	—	43,149	475,300
	3/7/2025	(4)				19,763	39,526	39,526	—	524,692
Douglas M. Schosser			169,950	339,900	679,800
	3/7/2025	(3)				—	18,504	—	18,504	225,009
	3/7/2025	(4)				9,252	18,504	27,756	—	222,511
Gregory J. Betchkal			151,889	303,778	607,556
	3/7/2025	(3)				—	35,113	—	35,113	426,974
	3/7/2025	(4)				7,277	14,553	21,830	—	175,000
Jacques M. DesMarteau			135,225	270,450	540,900
	3/7/2025	(3)				—	13,742	—	13,742	167,103
	3/7/2025	(4)				6,871	13,742	20,613	—	165,248
Urich T. Bowers			120,452	240,904	481,808
	3/7/2025	(3)				—	11,658	—	11,658	141,761
	3/7/2025	(4)				9,991	19,882	29,973	—	240,187

(1)	Represents the threshold, target and maximum awards set under the Management Bonus Plan for 2025. See “Compensation Discussion and Analysis—Annual Cash Incentive” for more information.
(2)

The amounts reflected in this column represent the aggregate grant date fair value of the Company equity awards granted to the NEOs in 2025, computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). For PSUs, the grant date fair value is based on the probable outcome of the performance conditions as of the grant date, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Subtopic 718-10. The grant date fair values reflected in this column may differ from the approved values reflected in the CD&A because of the accounting methodology used to report the PSUs in this column, as required by SEC rules.

(3)

Represents RSUs granted in 2025. These RSUs vest over three years beginning on the first year from the date of grant subject to continued employment through the applicable vesting date. For a further discussion of grants made for the year ended December 31, 2025, see “Compensation Discussion and Analysis—Long-Term Stock-Based Compensation”. Mr. Betchkal received 14,553 RSUs for fiscal 2025 and an additional 20,560 RSUs as a one-time grant, which is further described in “Compensation Discussion and Analysis—2025 Compensation Highlights.” Mr. Torchio’s RSUs are capped at 43,149 due to the individual grant limit under the 2022 Equity Incentive Plan. Mr. Betchkal received a one-time grant of RSUs valued at $250,000 as described in “Compensation Discussion and Analysis — 2025 Compensation Highlights”.

(4)

Represents PSUs granted in 2025. PSUs are measured against both relative and absolute metrics to provide a comprehensive and balanced evaluation of our long-term business performance. NEOs can earn between 0% and 150% of their target award opportunity. If achievement warrants and the executive remains employed by the Company, PSUs vest at the end of the three-year performance period. See “Compensation Discussion and Analysis—Long-Term Stock-Based Compensation” and “Compensation Discussion and Analysis—A Closer Look at PSUs”. Mr. Torchio’s PSUs are capped at 39,526 due to the individual grant limit under the 2022 Equity Incentive Plan. Mr. Bowers received 11,658 PSUs for fiscal 2025 and an additional 8,316 PSUs in connection with his hiring in June 2024.

During the year ended December 31, 2025, RSUs and PSUs were awarded to each NEO under our 2022 Equity Incentive Plan. The RSUs granted are subject to time-based vesting and are listed in the column entitled “All other stock awards: number of shares or units”. Awards listed under “Estimated future payouts under equity incentive plan awards” represent the number of shares of RSUs (the first line for each NEO) and PSUs (the second line for each NEO) that can be earned as described in “Compensation Discussion and Analysis—Long-Term Stock-Based Compensation”. Each award of RSUs vests over three years beginning one year from the date of grant. Vesting is accelerated in the event of involuntary termination following a change in control of Northwest Bank or the Company and in the event of the recipient’s death, disability or normal retirement (generally, retirement after the attainment of age 65). For a further discussion of grants made for the year ended December 31, 2025, see “Compensation Discussion and Analysis—Long-Term Stock-Based Compensation”.

Outstanding Equity Awards at Fiscal Year End. The following table sets forth information with respect to outstanding equity awards for the NEOs as of December 31, 2025. Market values are calculated using the closing price of our common stock on December 31, 2025.

Outstanding equity awards at December 31, 2025
Name	Option awards						Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(2)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Louis J. Torchio	6,240	—		—	16.59	5/14/2028	108,974	1,437,367	102,502	1,352,001
	12,480	—		—	17.27	5/22/2029
	13,305	2,165	(3)	—	9.71	5/20/2030
	15,470	—		—	13.68	5/25/2031

Douglas M. Schosser	—	—		—	—	—	45,410	598,958	67,631	892,053

Gregory J. Betchkal	—	—		—	—	—	58,590	772,802	43,514	573,950

Jacques M. DesMarteau	—	—		—	—	—	29,757	392,495	26,644	351,434

Urich T. Bowers	—	—		—	—	—	22,865	301,589	20,890	275,539

(1)	Shares reflected in this column represent grants of both shares of restricted stock (“RSAs”) and RSUs. See vesting schedule in the following table.
(2)

Shares reflected in this column represent the number of shares that would be issued to each NEO under the 2022 Equity Incentive Plan assuming that the target level of performance is achieved for each plan. See vesting schedule in the following table.

(3)	Remaining unexercisable options will vest on May 20, 2026.

Vesting schedule
	RSA/RSU			PSU
Name	Grant date	Shares or units outstanding (#)		Grant date	Shares or units outstanding (#)
Louis J. Torchio	5/20/2020	1,015	(1)	3/15/2023	23,438	(3)
	3/15/2023	7,734	(2)	3/20/2024	37,534	(3)
	3/20/2024	19,817	(2)	3/7/2025	41,530	(3,4)
	12/20/2024	35,072	(2,5)
	3/7/2025	45,336	(2,4)
Douglas M. Schosser	3/20/2024	25,968	(2)	3/20/2024	48,189	(3)
	3/7/2025	19,442	(2,4)	3/7/2025	19,442	(3,4)
Gregory J. Betchkal	3/6/2023	7,371	(2)	3/15/2023	13,032	(3)
	3/15/2023	4,300	(2)	3/20/2024	15,191	(3)
	3/20/2024	10,026	(2)	3/7/2025	15,291	(3,4)
	3/7/2025	36,893	(2,4)
Jacques M. DesMarteau	6/20/2023	7,294	(2)	3/20/2024	12,295	(3)
	3/20/2024	8,114	(2)	3/7/2025	14,439	(3,4)
	3/7/2025	14,439	(2,4)
Urich T. Bowers	6/17/2024	10,616	(2)	3/7/2025	20,890	(3,4)
	3/7/2025	12,249	(2,4)

(1)	Vests in equal annual installments over 7 years.
(2)	Vests in equal annual installments over 3 years.
(3)	Performance shares vest to the extent performance goals are achieved, after a three-year performance period.
(4)	The number of Performance shares and RSUs includes dividend equivalent units accrued through December 31, 2025.
(5)

On December 20, 2024, Mr. Torchio received a one-time grant of RSUs valued at $2,00,000, or 149,813 underlying shares, in recognition of his pivotal role in transforming our business and operations, positioning the Company for long-term success, and the need for Mr. Torchio’s continued service in sustaining this momentum. After it was subsequently determined that a portion of the grant exceeded our 2022 Equity Incentive Plan’s individual grant limit, the Compensation Committee withdrew the excess portion, 114,741 underlying shares, on August 20, 2025.

Option Exercises and Stock Vested. The following table sets forth information with respect to option exercises and stock awards that vested during the fiscal year ending December 31, 2025 for the NEOs.

Option exercises and stock vested for the year ended December 31, 2025
	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Louis J. Torchio	—	—	23,590	287,046
Douglas M. Schosser	—	—	13,379	160,548
Gregory J. Betchkal	—	—	16,838	204,378
Jacques M. DesMarteau	—	—	5,469	65,901
Urich T. Bowers	—	—	11,476	139,098

The following table sets forth information with respect to pension benefits for the year ended December 31, 2025 for the NEOs. See “Defined Benefit Plan” and “Supplemental Executive Retirement Plan” for a discussion of the plans referenced in this table.

Pension benefits at and for the year ended December 31, 2025
Name	Plan name	Number of years credited service (#)	Present value of accumulated benefit ($)	Payments during last fiscal year ($)
Louis J. Torchio	Northwest Bank Pension Plan	8	266,531	—
	Northwest Savings Bank Non-Qualified Supplemental Retirement Plan	8	212,750	—

Douglas M. Schosser (1)	Northwest Bank Pension Plan	—	—	—

Gregory J. Betchkal (1)	Northwest Bank Pension Plan	—	—	—

Jacques M. DesMarteau (1)	Northwest Bank Pension Plan	—	—	—

Urich T. Bowers (1)	Northwest Bank Pension Plan	—	—	—

(1)	Messrs. Schosser, Betchkal, DesMarteau and Bowers were not eligible to participate in the Pension Plan due to joining the Company subsequent to the Pension Plan’s soft freeze in 2020.

CEO Pay Ratio. Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K of the Securities Act require that we provide disclosure of the annual total compensation for both our CEO and our median employee along with the ratio of the CEO’s annual total compensation to the median employee’s total compensation (the “Pay Ratio Rule”).

To identify the median of the annual total compensation of all of our employees (other than our CEO), we first identified our total employee population from which we determined our median employee by: (i) obtaining a listing of all employees including active full-time, part-time, seasonal, and temporary employees excluding our CEO, Louis J. Torchio, as of December 31, 2025, and (ii) ranking the employees by all taxable earnings as of December 31, 2025. We determined that, as of December 31, 2025, our employee population consisted of approximately 2,169 individuals. In accordance with SEC rules, the Company is only required to identify the median employee once every three years unless there has been a change in the Company’s employee population or employee compensation arrangements that would be expected result in a significant change in the pay ratio disclosure.

To identify our median employee from our adjusted employee population, we compared the amount of total actual earnings, including bonus, of our employees as reflected in our employee records. In making this determination, we utilized the annualized compensation of our full-time employees, including those who were hired in 2025 (but did not work for us for the entire fiscal year) and permanent part-time employees (reflecting what they would have earned if they had worked the entire year at their part-time schedule). We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation.

Total compensation for this median employee was determined in the same manner as the “Total Compensation” shown for our CEO in the Summary Compensation Table. There were no cost-of-living adjustments, full-time equivalent adjustments, or annualization in the calculation of these amounts.

In determining the median employee, we included approximately 451 employees who work less than 1,000 hours per year. Our CEO’s annual total compensation for 2025 for purposes of the Pay Ratio Rule is equal to the amount reported in the “Total” column in the Summary Compensation Table.

Annual Total Compensation of Median Employee	$53,396
Annual Total Compensation of Mr. Torchio, CEO	3,396,755
Ratio of CEO to Median Employee Compensation	64:1

The rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and apply various assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.

Pay Versus Performance
In accordance with SEC rules, we provide the following disclosure regarding executive “compensation actually paid” (“CAP”) and certain performance for the fiscal years listed below. You should refer to our CD&A for a complete description of how executive compensation relates to the Company’s performance and how the Compensation Committee makes its decisions on executive compensation matters.

	Principal Executive Officer (“PEO”)(1)				Non-PEO NEOs (2)		Value of initial fixed $100 investment based on:		Company metrics
	Summary compensation on table total (3)		Compensation actually paid (4)		Average summary compensation on table total ($)	Average compensation actually paid ($)	Total shareholder return ($)(6)	Peer group total shareholder return ($)(7)	Net income (in thousands) ($)(8)	Return on average assets (ROAA”)(9)
Year	1st PEO ($)	2nd PEO ($)(5)	1st PEO ($)	2nd PEO ($)
2025	—	3,396,755	—	3,210,063	1,543,449	1,511,371	128.95	166.91	126,013	0.82%
2024	—	2,662,273	—	2,879,712	1,190,164	1,287,225	108.85	141.59	100,278	0.70%
2023	—	1,932,963	—	1,897,705	1,094,014	1,029,588	96.63	114.99	134,957	0.95%
2022	802,002	1,190,891	580,603	1,255,743	862,057	933,361	101.06	107.54	133,666	0.94%
2021	1,688,530	—	1,758,462	—	730,276	793,259	96.62	128.28	154,323	1.08%

(1)
Mr. Seiffert served as Chairman, President and CEO prior to his death on May 24, 2022. At this time, Mr. Harvey was appointed interim President and CEO. On August 17, 2022, Mr. Torchio was appointed President and CEO. Given these events, the Company has disclosed Mr. Seiffert’s total compensation and compensation actually paid for the time he served as CEO in 2022, and the full year for 2021 as “1st PEO” and has disclosed Mr. Torchio’s total compensation and compensation actually paid as the “2nd PEO” for 2022 and subsequent years. Mr. Torchio’s compensation prior to his becoming our CEO is included in the non-PEO
NEOs disclosure for 2021. Mr. Harvey’s total compensation and compensation actually paid is included in the non-PEO
NEO disclosures for all years presented.

(2)
Non-PEO
NEOs average calculation includes Messrs. Schosser, Harvey, Betchkal, DesMarteau and Watson for 2024; Messrs. Harvey, Betchkal, Golding and Watson for 2023; Messrs. Harvey, Golding, Reitzes and Watson for 2022; and Messrs. Harvey, Torchio, Golding and Reitzes for 2021. Mr. Harvey retired from the Company on December 31, 2024. Mr. Golding’s employment with the Company was terminated on June 17, 2024. Mr. Reitzes’ employment with the Company was terminated on June 9, 2023.

(3)	The dollar amounts reported in this column are the amounts of total compensation reported for each PEO for each corresponding year in the “Total” column of the Summary Compensation Table.

(4)
The amounts reported in these columns represent the amount of CAP to Mr. Torchio and the other NEOs as a group, as computed in accordance with Item 402(v) of Regulation
S-K.
The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Torchio or to the other NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made in calculating Mr. Torchio’s total compensation and the average total compensation for the other NEOs as a group for each year to determine the CAP:

	1st PEO					2nd PEO					Non-PEO NEOs
Adjustments from Summary Compensation Table	2025	2024	2023	2022	2021	2025	2024	2023	2022	2021	2025	2024	2023	2022	2021
Deduction for change in actuarial present values reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” column in the Summary Compensation Table	$—	—	—	—	(137,564)	$(89,806)	(95,792)	(107,523)	(13,422)	—	$—	(10,872)	(61,817)	(5,165)	(37,407)

Increase for service cost of pension plans	—	—	—	—	125,912	88,321	97,784	107,191	34,469	—	—	18,988	35,572	34,476	49,157

Increase/deduction for prior service cost of pension plans	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table	—	—	—	(460,279)	(196,620)	(999,992)	(999,848)	(511,417)	(151,159)	—	(440,672)	(291,128)	(290,466)	(163,187)	(109,081)

Increase based on fair value of awards granted during year that remain unvested as of year-end, determined as of year-end	—	—	—	—	165,456	998,962	1,157,959	521,964	176,755	—	443,171	360,131	292,849	187,724	92,029

Increase/deduction for change in fair value from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	—	—	—	—	47,665	(71,266)	72,404	(34,149)	13,591	—	(21,542)	28,005	(29,268)	13,133	30,379

Increase based on fair value of awards granted during year that vested during year, determined as of vesting date	—	—	—	273,656	36,252	—	—	—	—	—	—	—	—	—	19,836

Increase/deduction for change in fair value from prior year-end to vesting date of awards granted prior to year that vested during year	—	—	—	(46,666)	7,331	(24,106)	(20,007)	(19,238)	(6,270)	—	(13,035)	(10,380)	(18,337)	(7,086)	4,978

Deduction of fair value of awards granted prior to year that were forfeited during year	—	—	—	—	—	(90,937)	—	—	—	—	—	—	—	—	—

Increase based on dividends or other earnings paid during year prior to vesting date of award	—	—	—	11,890	21,500	2,132	4,939	7,914	10,888	—	—	2,316	7,041	11,409	13,092

Total adjustments	$—	—	—	(221,399)	69,932	$(186,692)	217,439	(35,258)	64,852	—	$(32,078)	97,060	(64,426)	71,304	62,983

Fair values set forth in the table above are computed in accordance with FASB ASC 718 as of the end of the respective fiscal year, other than fair values of awards that vest in the covered year, which are valued as of the applicable vesting date or fair values of awards that were forfeited in the covered year, which are valued as of the last day of the year immediately preceding the covered year.

(5)	Mr. Torchio was appointed as the CEO on August 20, 2022. The disclosure for 2022 includes salary of $270,769 for his service as the CEO and $258,779 for his service prior to becoming the CEO.
(6)	TSR is cumulative for the measurement periods beginning on December 31, 2019 and ending on December 31, 2024, calculated in accordance with Item 201(e) of Regulation S-K.
(7)	Peer group total shareholder return reflects the value of $100 investment in the Nasdaq Bank Index.
(8)	The dollar amounts reported represent the amount of net income as required to be reflected in the Company’s audited financial statements for the applicable year.
(9)	ROAA (GAAP) is defined as net income divided by average assets.

Performance Measures
The SEC’s rules require that the pay versus performance disclosure include an unranked list of three to seven performance measures that the Company considers to be its most important measures used to align compensation actually paid to the NEOs to a company’s performance. In our assessment, the most important financial performance measures used to link CAP, as calculated in accordance with the SEC rules, to our NEOs in 2025 to our performance were:

•	ROAA;
•	ROAE; and
•	Efficiency ratio.
Relationship Between Financial Measures and Compensation Actually Paid
The following illustrations provide a graphical description of CAP, as calculated in accordance with SEC rules, versus the following measures:

•	the Company’s cumulative TSR and the Company’s peer group TSR;
•	the Company’s net income; and
•	the Company selected measure, which is ROAA.
CAP versus Cumulative TSR and Peer Group Cumulative TSR

CAP versus Company Net Income

CAP versus Company ROAA

Defined Benefit Plan

Northwest Bank maintains the Northwest Bank Pension Plan (the “Pension Plan”), covering substantially all employees who started prior to August 1, 2020 and who satisfy the eligibility requirements of age 21 and the completion of one year of service. The Pension Plan is noncontributory and funded entirely by the employer. Northwest Bank annually contributes an amount necessary to at least satisfy the actuarially determined minimum funding requirements under Section 430 of the Internal Revenue Code and the corresponding requirements under the Employee Retirement and Income Security Act of 1974, as amended (“ERISA”). For the plan year ended December 31, 2025, there was no required contribution and therefore, the Bank elected to not contribute as management determined that the Pension Plan was in a well-funded position.

The benefits under the Pension Plan are payable after the participant has attained both normal retirement date (which is age 65) and completed five years of service. Benefits are computed using the plan formula, eligible base pay and years of credited service. Upon retirement, benefits are payable as a lifetime annuity and the participant has the option to select from several choices of actuarially equivalent benefits. Early retirement is available as early as age 55 with the completion of five years of service or any time after the completion of 25 years of service but the benefit is reduced on an actuarial basis to account for early payment.

The Pension Plan formula for employees hired prior to January 1, 2008, and applicable to their service up through March 31, 2013, was 1.6% of five-year average monthly base pay plus 0.6% of average monthly base pay in excess of covered compensation (35 year average of the maximum taxable wage bases) multiplied by credited service up to a maximum of 25 years. The formula also provided an additional benefit equal to 0.6% of five-year average monthly base pay multiplied by credited service between 25 years and 35 years. The benefits computed under this formula were frozen effective March 31, 2013 and a new formula was adopted.

For service commencing January 1, 2013, which includes NEOs, benefits for all participants under the Pension Plan will be equal to 1% of eligible base pay for each calendar year that a participant completes at least 1,000 hours of service.

Effective August 1, 2020, the Pension Plan was amended to preclude new participants. Those employees in an eligible position that were hired, rehired, or acquired on or before July 31, 2020, will continue to vest and accrue additional benefits for each year they are credited with 1,000 hours or more of service. Employees, including NEOs, that are hired, rehired, acquired, or transfer to an eligible job classification on or after August 1, 2020, are not eligible to participate in the Pension Plan.

The accrued annual pension benefit as of December 31, 2025, for Mr. Torchio was $24,138. As of December 31, 2025, Mr. Torchio qualified for early retirement under the Retirement Plan. If Mr. Torchio had retired on December 31, 2025 and began receiving benefit payments immediately upon retirement, his annual pension benefit would have been $21,993. Messrs. Schosser, Betchkal, DesMarteau and Bowers were not eligible to participate in the Pension Plan due to joining the Company subsequent to the Pension Plan’s soft freeze in 2020.

Supplemental Executive Retirement Plan

Northwest Bank has adopted the non-qualified supplemental executive retirement plan (the “SERP”) for certain participants in the Pension Plan whose benefits are limited by Section 415(b) of the Internal Revenue Code (which limits the amount of annual benefits that may be accrued to fund future benefit payments) or Section 401(a)(17) of the Internal Revenue Code (which places a limitation on compensation taken into account for tax-qualified plan purposes; for 2025, that limit was $350,000). The SERP provides the designated executives with retirement benefits generally equal to the difference between the benefit that would be available under the Pension Plan but for the limitations imposed by Internal Revenue Code Sections 401(a)(17) and 415(b) and that which is actually earned under the Pension Plan as a result of the limitations.

Participants must elect the method of payment. Options for payment include a lump sum, three substantially equal annual installments, or five substantially equal annual installments, starting within 30 days of the earliest of the following events: the participant’s death, disability, retirement or a change in control, provided, however, that if the participant is a specified employee under Section 409A of the Internal Revenue Code (“Section 409A”), distribution following retirement must be delayed for six months. The SERP is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the SERP are payable from the general assets of Northwest Bank. The benefits paid under the SERP supplement the benefits paid by the Pension Plan.

The accrued annual SERP benefit as of December 31, 2025, for Mr. Torchio was $19,268. Messrs. Schosser, Betchkal, DesMarteau and Bowers were not eligible to participate in the SERP due to joining the Company subsequent to the SERP’s soft freeze in 2020.

Employment Agreements/Change in Control Agreements

The Company and Northwest Bank are parties to employment agreements with each of Messrs. Torchio and Schosser. These employment agreements were amended and restated effective November 20, 2024. Under these employment agreements, the initial term of employment ends on November 1, 2029 for Mr. Torchio and November 1, 2027 for Mr. Schosser. On each anniversary date, the term of employment will be automatically extended an additional year. Under the employment agreements, the 2025 base salaries of Messrs. Torchio and Schosser of $900,704 and $618,000, respectively, are reviewed annually and may be increased but not decreased. The employment agreements provide for an annual bonus to be paid to each of the executives, with the target of such bonus to be set at 70% of the then current base salary for Mr. Torchio and 55% of the then current base salary for Mr. Schosser. In addition, each employment agreement provides for the executive to receive a long-term equity incentive grant, with the target value of such equity grant to be set at 90% of Mr. Torchio’s base salary and 65% of Mr. Schosser’s base salary. Such equity grant will be made under and subject to the 2022 Equity Incentive Plan (or any replacement or successor omnibus equity incentive plan sponsored by the Company) and shall include terms (including, without limitation, terms relating to vesting and forfeiture upon termination) which shall be determined by the Compensation Committee in its sole discretion.

In the event the Company or Northwest Bank terminates their employment for reasons other than for “just cause” (as defined in the employment agreements), or if they resign due to “good reason” (as defined in the employment agreements, and which includes the Company’s provision of a non-renewal of the term of employment), with or without a “change in control” (as defined in the employment agreements), within 30 days after the executive’s termination of employment, the Company or Northwest Bank (or any successor) will pay the executive a cash lump sum equal to, subject to the execution and non-revocation of a release of claims against the Company:

•	the sum of three times the highest rate of base salary and three times the highest rate of cash bonus paid during the prior three years; and
•	continuation of medical and dental coverage for 36 months from the date of termination, unless the executive obtains similar benefits from a new employer.

To the extent necessary, in order to avoid penalties under Section 409A, such severance benefits shall be paid in a lump sum on the first day of the seventh month following the date of termination. During the employment term and thereafter, the executive shall be covered under a standard directors’ and officers’ liability insurance policy and indemnified against all expenses and liabilities reasonably incurred in connection with or arising out of any action in which the executive may have been involved by reason of having been a director or officer of the Company or Northwest Bank.

The employment agreements provide that, during the executive’s employment and for the period of 12 months following a termination of employment for any reason, Messrs. Torchio and Schosser shall not provide services to (whether as an employee, director, consultant, adviser or otherwise) or engage in or assist others to engage in, or own, manage, operate or control, any entity that conducts depository, lending or similar business activities in states in which the Bank, the Company or any of their respective subsidiaries is licensed (or in the future obtains a license) to conduct banking activities (which states currently include Indiana, New York, Ohio and Pennsylvania); provided that, Mr. Schosser would be permitted to provide services or be engaged by any banking institution that has either less than $9 billion or greater than $40 billion in total assets.

The Company and Northwest Bank are parties to a one-year change in control agreement with each of Messrs. Betchkal, DesMarteau and Bowers. On each anniversary date the change in control agreement is automatically renewed for an additional year unless either we or the executive provides notice of non-renewal at least 30 days, and not more than 60 days, prior to the next anniversary renewal date, and if it is not renewed, it expires on the anniversary date. Under each executive’s change in control agreement, in the event that an executive’s employment is terminated by us without just cause or by the executive for “good reason” (as defined in the change in control agreement), in either case, within 24 months after the change in control, then within 30 days after the executive’s termination of employment, in each case, subject to the execution and non-revocation of a release of claims, the Company will pay the executive a cash lump sum equal to the sum of two times the executive’s highest rate of base salary paid during the prior two years and two times his highest rate of cash bonus paid to him during the prior two years. We would also continue the executive’s medical and dental coverage for 24 months from the date of termination, unless the executive obtains similar benefits from a new employer. To the extent necessary in order to avoid penalties under Section 409A, the base salary and bonus amount shall be paid in a lump sum on the first day of the seventh month following the date of termination.

The following provisions apply to all of the employment agreements and change in control agreements. If the executive’s employment is terminated by us for “just cause” or by the executive without “good reason,” no further compensation or benefits shall be paid under the agreements and all unvested stock options and unvested restricted stock awarded to the executive, as well as all unexercised stock options, shall be immediately forfeited, except that in the case of an executive’s resignation of employment for any reason other than due to Disability, death, Retirement, or Termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Executive at the date of termination, and Stock Options may be exercised only for a period of one (1) year following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited. If the executive becomes disabled (within the meaning of Section 409A), Northwest Bank may terminate the executive’s employment but will pay the executive their then-current base salary for the longer of the remaining term of the agreement or one year, reduced by the amount of any disability insurance, workers’ compensation or social security benefits paid to the executive and, under the employment agreements only, Northwest Bank will continue to provide medical and dental benefits for the executive and the executive’s eligible dependents for three years after the executive’s death, at generally the same level as Northwest Bank was providing such benefits at the time of the executive’s death. If the executive dies during the term of the agreement, Northwest Bank will continue to pay their then-current base salary for one year and will provide medical and dental benefits for the executive’s eligible dependents for three years after the executive’s death, at generally the same level as Northwest Bank was providing such benefits at the time of the executive’s death.

Potential Payments to Named Executive Officers

The following tables show potential payments that would be made to the NEOs upon specified events, assuming such events occurred on December 31, 2025, pursuant to each individual’s employment agreement or change in control agreement, and pursuant to stock benefits that have been granted under our equity incentive plans. In addition to the payments and benefits listed in the following tables, certain of the NEOs may be eligible to receive benefits under our pension plan, supplemental executive retirement plan or post-retirement life insurance benefits, however, these benefits would be provided regardless of the reason for any NEOs termination of employment. See “Defined Benefit Plan” and “Supplemental Executive Retirement Plan”.

Louis J. Torchio
Type of benefit	Involuntary termination without just cause or termination for good reason (1)		Voluntary termination (2)	Death (3)	Disability (4)	Retirement (5)

Severance Pay	$2,702,112		—	900,704	90,070	—

Bonus Payment (6)	4,107,300		—	1,369,100	1,369,100	—

Stock Option Vesting Acceleration (7)	4,958		—	4,958	4,958	—

RSA Acceleration (7)	12,180		—	12,180	12,180	—

RSU Acceleration (7)	1,295,510		—	1,295,510	1,295,510	—

PSU Acceleration (7)	1,230,019		—	645,145	654,145	—

Health Care and Other Benefits Continuation	66,421	(8)	—	25,673	66,421	—

Douglas M. Schosser
Type of benefit	Involuntary termination without just cause or termination for good reason (1)		Voluntary termination (2)	Death (3)	Disability (4)	Retirement (5)

Severance Pay	$1,854,000		—	618,000	61,800	—

Bonus Payment (6)	1,950,000		—	650,000	650,000	—

Stock Option Vesting Acceleration (7)	—		—	—	—	—

RSA Acceleration (7)	—		—	—	—	—

RSU Acceleration (7)	544,920		—	544,920	544,920	—

PSU Acceleration (7)	811,572		—	395,649	365,649	—

Health Care and Other Benefits Continuation	76,457	(8)	—	60,102	76,457	—

(1)	The employment agreements provide for a lump-sum severance payment of three times the highest rate of base salary and three times the highest rate of cash bonus during the prior three years.
(2)	No payments are provided upon voluntary termination.
(3)

The employment agreements provide for a lump sum death benefit equal to one year of base salary. The employment agreements also provide for the continuation of medical and dental benefits to the executive’s eligible dependents for a period of three years after the executive’s death under the same terms immediately prior to termination.

(4)

The employment agreements provide for base salary for one year following the termination of employment due to disability, provided that such base salary amount will be reduced by amounts paid to the executive under any short-term or long-term disability insurance plan maintained by the Company. Each executive also receives medical and dental benefits previously provided for a period of up to 36 months under the same terms immediately prior to a termination due to disability.

(5)	See retirement definitions detailed in footnotes 6 & 7. Neither executive meets the retirement definitions per each plan and therefore no amounts have been included for them.
(6)

The Management Bonus Plan will be paid to employees that are active at the time of payment or those that have retired after December 31st of the prior year and are age 65 with a minimum of 5 years of Northwest service or Age 55 with a minimum of 25 years of Northwest service, as defined by the Plan.

(7)

The 2022 Equity Incentive Plan and 2018 Equity Incentive Plan define retirement as age 65 with a minimum of five years of Northwest service. Neither executive meets the definition at this time, therefore there would be no vesting at retirement or voluntary termination. Equity award agreements for all participants, including the executives, provide for the acceleration of unvested equity awards in the event of disability, death, and in certain corporate transactions, including a Change in Control as defined under the 2022 Equity Incentive Plan and the 2018 Equity Incentive Plan. The 2022 Equity Incentive Plan and the 2018 Equity Incentive Plan and related forms of equity award agreements have been filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

(8)

The employment agreements provide for medical and dental coverage for 36 months from the date of termination at substantially identical terms to the coverage maintained by the employer for the executive and their eligible dependents prior to termination unless the executive obtains similar benefits from another employer.

Gregory J. Betchkal
Type of benefit	Involuntary termination without just cause or termination for good reason following a change in control (1)		Voluntary termination (2)	Death (3)	Disability (4)	Retirement (5)

Severance Pay	$ 1,215,112		—	607,556	60,756	—

Bonus Payment (6)	1,120,000		—	560,000	560,000	—

Stock Option Vesting Acceleration (7)	—		—	—	—	—

RSA Acceleration (7)	—		—	—	—	—

RSU Acceleration (7)	703,078		—	703,078	703,178	—

PSU Acceleration (7)	522,164		—	295,561	295,561	—

Health Care and Other Benefits Continuation	50,971	(8)	—	60,102	—	—

Jacques M. DesMarteau
Type of benefit	Involuntary termination without just cause or termination for good reason following a change in control (1)		Voluntary termination (2)	Death (3)	Disability (4)	Retirement (5)

Severance Pay	$ 983,454		—	491,727	49,173	—

Bonus Payment (6)	930,000		—	465,000	465,000	—

Stock Option Vesting Acceleration (7)	—		—	—	—	—

RSA Acceleration (7)	—		—	—	—	—

RSU Acceleration (7)	387,707		—	387,707	387,707	—

PSU Acceleration (7)	320,803		—	129,381	129,381	—

Health Care and Other Benefits Continuation	37,422	(8)	—	56,133	—	—

Urich T. Bowers
Type of benefit	Involuntary termination without just cause or termination for good reason following a change in control (1)		Voluntary termination (2)	Death (3)	Disability (4)	Retirement (5)

Severance Pay	$ 876,016		—	438,008	43,801	—

Bonus Payment (6)	930,000		—	465,000	465,000	—

Stock Option Vesting Acceleration (7)	—		—	—	—	—

RSA Acceleration (7)	—		—	—	—	—

RSU Acceleration (7)	337,049		—	337,049	337,049	—

PSU Acceleration (7)	250,678		—	62,669	62,669	—

Health Care and Other Benefits Continuation	29,532	(8)	—	44,297	—	—

(1)

The change in control agreements provide for the lump-sum payment of two times the highest rate of base salary and two times the highest rate of cash bonus during the prior three years in the event the executive’s employment is terminated by us without “just cause” or by the executive for “good reason” within 24 months following a change in control.

(2)	No payments are provided upon voluntary termination.
(3)

The change in control agreements provide for a lump sum death benefit equal to one year of base salary. The change in control agreements also provide for the continuation of medical and dental benefits to the executive’s eligible dependents for a period of three years after the executive’s death under the same terms immediately prior to termination.

(4)

Each executive receives their base salary for the longer of (i) the remaining term of the change in control agreements, or (ii) one year following the termination of their employment due to disability, provided that such base salary amount shall be reduced by any amounts paid to the executive under any short-term or long-term disability insurance plans we maintain. Each executive also receives medical and dental benefits previously provided for a period of up to 36 months under the same terms immediately prior to termination due to disability.

(5)	See retirement definitions detailed in footnotes 6 & 7. None of the executives meet the retirement definitions per each plan and therefore no amounts have been included for them.
(6)

The Management Bonus Plan will be paid to employees that are active at the time of payment or those that have retired after December 31st of the prior year and are age 65 with a minimum of five years of Northwest service or Age 55 with a minimum of 25 years of Northwest service, as defined by the Plan.

(7)

The 2022 Equity Incentive Plan and 2018 Equity Incentive Plan define retirement as age 65 with a minimum of five years Northwest service. None of the executives meet the definition at this time, therefore there would be no vesting at retirement or voluntary termination. Equity award agreements for all participants, including the executives, provide for the acceleration of unvested equity awards in the event of disability, death, and in certain corporate transactions including a Change in Control as defined under the 2022 Equity Incentive Plan and 2018 Equity Incentive Plan. The 2022 Equity Incentive Plan and 2018 Equity Incentive Plan and related forms of equity award agreements have been filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

(8)

The change in control agreements provide for 24 months of medical and dental coverage from the date of termination at substantially identical terms to the coverage maintained by the employer for the executive and their eligible dependents prior to termination unless the executive obtains similar benefits from another employer.

Director Compensation

The following table sets forth certain information as to the total remuneration to our directors for the year ended December 31, 2025. Compensation for Mr. Torchio is described in the Summary Compensation Table, and he did not receive additional compensation for his service as a director.

Director compensation table
Name	Fees earned or paid in cash ($)	Stock awards ($)(1)		Change in pension value and nonqualified deferred compensation earnings ($)(2)	All other compensation ($)(3)	Total ($)

Robert M. Campana	79,500	52,008	(4)	10,999	5,799	148,306

Deborah J. Chadsey	82,500	52,008	(5)	15,241	5,799	155,548

Wilbur R. Davis	78,500	52,008	(6)	198,859	5,037	334,404

Timothy B. Fannin	84,000	52,008	(7)	17,875	6,076	159,959

Richard A. Grafmyre	23,958	43,343	(8)	—	—	67,301

Timothy M. Hunter	124,625	52,008	(9)	12,481	5,768	194,882

John P. Meegan	88,500	52,008	(10)	15,163	5,799	161,470

Mark A. Paup	77,250	52,008	(11)	7,443	5,665	142,366

David M. Tullio	83,375	52,008	(12)	6,640	4,487	146,510

Pablo A. Vegas	73,500	52,008	(13)	3,810	3,739	133,057

Amber L. Williams	76,000	52,008	(14)	—	3,739	131,747

(1)

Reflects the aggregate grant date fair value of restricted shares of 4,277 shares granted to each director on March 7, 2025 with a grant date market value of $12.16 per share, calculated in accordance with FASB ASC Topic 718. This award vests fully one-year from the date of grant. The assumptions used in the valuation of these awards are included in Notes 1(q) and 16(b) to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 as filed with the SEC.

(2)

Reflects change in pension value and nonqualified deferred compensation for each director as follows: Mr. Campana, $10,999 and $0; Ms. Chadsey, $15,241 and $0; Mr. Davis, $11,426 and $187,433; Mr. Fannin, $17,875 and $0; Mr. Hunter, $12,481 and $0; Mr. Meegan, $15,163 and $0; Mr. Paup, $7,443 and $0; Mr. Tullio, $6,640 and $0; Mr. Vegas, $3,810 and $0; Ms. Williams, $0 and $0.

(3)

Reflects dividends on unvested restricted shares and taxable value of excess life insurance for each director as follows: Mr. Campana, $4,580 and $1,219; Ms. Chadsey, $4,580 and $1,219; Mr. Davis, $3,541 and $1,496; Mr. Fannin, $4,580 and $1,496; Mr. Hunter, $4,580 and $1,188; Mr. Meegan, $4,580 and $1,219; Mr. Paup, $4,580 and $1,085; Mr. Tullio, $3,540.8 and $946; Mr. Vegas, $3,325 and $414; Ms. Williams, $3,325 and $414.

(4)	At December 31, 2025, Mr. Campana had 41,472 vested stock options, 1,728 unvested stock options and 4,925 unvested shares of restricted stock.
(5)	At December 31, 2025, Ms. Chadsey had 41,472 vested stock options, 1,728 unvested stock options and 4,925 unvested shares of restricted stock.
(6)	At December 31, 2025, Mr. Davis had 7,200 vested stock options and 4,277 unvested shares of restricted stock.
(7)	At December 31, 2025, Mr. Fannin had 36,432 vested stock options, 1,728 unvested stock options and 4,925 unvested shares of restricted stock.
(8)	At December 31, 2025, Mr. Grafmyre had 3,585 unvested shares of restricted stock.
(9)	At December 31, 2025, Mr. Hunter had 41,472 vested stock options, 1,728 unvested stock options and 4,925 unvested shares of restricted stock.
(10)	At December 31, 2025, Mr. Meegan had 41,472 vested stock options, 1,728 unvested stock options and 4,925 unvested shares of restricted stock.
(11)	At December 31, 2025, Mr. Paup had 41,472 vested stock options, 1,728 unvested stock options and 4,925 unvested shares of restricted stock.
(12)	At December 31, 2025, Mr. Tullio had 7,200 vested stock options, 0 unvested stock options and 4,277 unvested shares of restricted stock.
(13)	At December 31, 2025, Mr. Vegas had 4,277 unvested shares of restricted stock.
(14)	At December 31, 2025, Ms. Williams had 4,277 unvested shares of restricted stock.

Amounts included in the “Stock Awards” column for the year ended December 31, 2025 represent the value of current year grants under our 2022 Equity Incentive Plan pursuant to applicable SEC regulations that require that we report the full grant-date fair value of grants in the year in which such grants are made. The amount included in the “Change in pension value and nonqualified deferred compensation earnings” column reflects the change in the estimated present value of future benefits under our retirement plans for directors as well as the amount of interest paid on deferred compensation over the applicable federal rate.

The full Board determines director compensation. In determining director compensation, we utilize market information that is provided by our Chief People Officer, which is supported by survey data from various sources, as well as through consultation with Pearl Meyer, an independent executive compensation consulting firm.

The following table sets forth cash compensation received by each director of the Company and Northwest Bank for the year ended December 31, 2025.

	Board service			Board Committee service
Director	Board retainer	Independent Chairman and Vice Chairman		Audit Committee member		Compensation Committee member		Nominating and Corporate Governance Committee member		Innovation and Technology Committee member		Risk Management Committee member		Trust Committee member		Total Compensation
Robert M. Campana	$57,500	—		—		6,000		—		10,000	(3)	6,000		—		$79,500
Deborah J. Chadsey	57,500	—		7,500		—		5,000		—		12,500	(3)	—		82,500
Wilbur R. Davis	57,500	—		—		6,000		10,000	(3)	5,000		—		—		78,500
Timothy B. Fannin	57,500	12,750	(1)	7,500		—		—		—		1,250		5,000		84,000
Richard A. Grafmyre	23,958	—		—		—		—		—		—		—		23,958
Timothy M. Hunter	57,500	42,000	(1,2)	7,500		7,625	(3)	5,000		—		—		5,000		124,625
John P. Meegan	57,500	—		15,000	(3)	—		5,000		—		6,000		5,000		88,500
Mark A. Paup	57,500	—		—		—		—		5,000		6,000		8,750	(3)	77,250
David M. Tullio	57,500	—		—		10,875	(3)	3,750		5,000		—		6,250	(3)	83,375
Pablo A. Vegas	57,500	—		—		6,000		5,000		5,000		—		—		73,500
Amber L. Williams	57,500	—		7,500		—		5,000		—		6,000		—		76,000

(1)	Mr. Fannin was Chairman of the Board until April 17, 2025, at which time Mr. Hunter became Chairman of the Board.
(2)	Mr. Hunter was Vice Chairman of the Board until April 17, 2025.
(3)	Denotes Committee Chairperson.

Northwest Bancshares, Inc. Board and Board Committee meetings held for the year ended December 31, 2025
Northwest Bancshares, Inc. Board	Northwest Bancshares, Inc. Special Board	Audit Committee	Compensation Committee	Innovation and Technology Committee	Nominating and Corporate Governance Committee	Risk Management Committee	Trust Committee
7	—	5	5	4	2	4	4

Deferred Compensation Plan for Directors. We sponsor a non-qualified deferred compensation plan for directors (“Deferred Compensation Plan”) that enables a director to elect to defer all or a portion of their directors’ fees. The amounts deferred are credited with interest at the taxable equivalent rate received by Northwest Bank on its bank owned life insurance policies that insure the directors’ lives. Deferred amounts are payable upon retirement of a director on or after attaining age 59-1/2 but no later than age 72, in the form of a lump sum or installments over a three-, five- or ten-year period. In addition, the director may elect to receive payments upon reaching a predetermined age. Payments to a director, or to their designated beneficiary, may also be made from the Deferred Compensation Plan upon the director’s death, total and permanent disability, or termination of service from the Board. Participants in the Deferred Compensation Plan would not recognize taxable income with respect to the Deferred Compensation Plan benefits until the assets are actually distributed. Active directors are provided between $110,500 and $200,000 of term life coverage through our group life insurance policy. Coverage is subject to standard age reductions starting at age 65.

Retirement Plan for Directors. We maintain a retirement plan for outside directors (the “Directors Plan”). Directors who have served on the Board for five years or more, were appointed as a director prior to September 30, 2022 and are not Northwest Bank employees are eligible to receive benefits under the Directors Plan. Upon a director’s retirement from the Board on or after five years of service and the attainment of age 60, the director is entitled to receive a retirement benefit equal to 60% of the annual retainer paid immediately prior to retirement plus 60% of the Board meeting fees paid for the director’s attendance at Board meetings at the annual rate which was in effect immediately prior to their retirement. If a director retires after five years or more of service but before attaining age 60, the director is entitled to one-half of the benefits otherwise available to them. Retirement benefits commence on the first day of the calendar quarter following the director’s attainment of age 65, or if retirement occurs later, on the first day of the calendar quarter following retirement. Such retirement benefits are paid for a period equal to the lesser of the number of a director’s completed full years of service, their life, or ten years. In the event the director dies before normal retirement age or after normal retirement age but before all retirement benefits to which they are entitled have been received, the director’s beneficiary or estate shall be paid a lump sum equal to the present value of the benefits that would have been paid had the director lived until all accrued retirement benefits had been paid. The Directors Plan for outside directors was amended to freeze all benefits earned through December 31, 2012 based on the plan formula using years of service and a director’s compensation as of December 31, 2012. The amendments also provide that, for service commencing January 1, 2013, additional benefits will be earned equal to 1.25% of career average fees paid in cash for each year in the future. During the year ended December 31, 2025, we recognized expense of $118,119 for the Directors Plan.

Effective September 30, 2022, the Directors Plan was amended to preclude new participants. Those directors who were serving as a director on or before September 30, 2022, to continue to vest and accrue additional benefits under the Directors Plan. Any director who becomes a director after September 30, 2022, will not be eligible to participate in the plan.

Directors Equity Awards. Options granted to directors under our 2018 Equity Incentive Plan vest over either a five- or seven-year period, depending on year of grant. All nonstatutory options granted under the plan expire upon the earlier of ten years from the date of grant or, up to one year following the date the optionee ceases to be a director. However, in the event of termination of service due to death, disability, normal retirement or a change of control of the Company, nonstatutory options may be exercised for up to ten years from the date of grant. No options were granted under the 2022 Equity Incentive Plan.

Restricted shares granted to directors under our 2022 Equity Incentive Plan fully vest one year after the day of grant and restricted shares granted under our 2018 Equity Incentive Plan vest over either a five- or seven-year period, depending on year of grant, with the first vesting on the day of grant. However, all awards will vest at the earlier of age 72 plus five years of service or upon a change in control, death or disability. All unvested awards will expire upon voluntary or involuntary termination before age 72. Dividends on the restricted shares granted under the 2022 Equity Incentive Plan are declared but not paid until thirty days after the vesting date but participants can vote the unvested restricted shares. Dividends on restricted shares under the 2018 Equity Incentive Plan are paid on the unvested restricted stock and participants can vote the unvested restricted stock pursuant to the plans.

Transactions With Certain Related Persons

Federal law requires that all loans or extensions of credit to executive officers and directors and any of their related interests must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features to Northwest Bank. Federal regulations adopted under this law permit executive officers and directors and any of their related interests to receive the same terms that are widely available to other employees as long as the executive officer or director or any of their related interests is not given preferential treatment compared to the other participating employees. Northwest Bank offers its employees interest rate discounts of generally up to 50 basis points off the market rates on loans made by Northwest Bank to such persons for personal use. In accordance with our Regulation O policy and as required by federal regulations, extensions of credit to any executive officer or director or any of their related interest must be approved in advance by a majority vote of the Board of Directors if the aggregate of all extensions of credit to that executive officer or director or any of their related interests exceeds $500,000 or 5% of Northwest Bank’s unimpaired capital and surplus, whichever is less. Also, all extensions of credit made to executive officers, directors and any of their related interests are promptly reported to the Board of Directors or a committee thereof. Except for the interest rate discount described above, loans to our current directors, executive officers, nominees for election as directors, security holders known by us to own more than 5% of the outstanding shares of common stock, or immediate family members of such persons, are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Northwest Bank, and do not involve more than the normal risk of collectability or present other unfavorable features.

The following table sets forth loans made by Northwest Bank to its executive officers, directors and immediate family members of such persons where the largest amount of all indebtedness outstanding during the year ended December 31, 2025 and all amounts of interest payable during the year ended December 31, 2025 exceeded $120,000, and where the borrowers received interest rate discounts, as described above. These loans have otherwise been made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable loans with persons not related to Northwest Bank, and do not involve more than normal risk of collectability or present other unfavorable features.

Name	Position	Nature of transaction	Largest aggregate balance over year ended 12/31/2025 ($)	Interest rate (%)	Principal balance 12/31/2025 ($)	Principal paid 1/01/2025 to 12/31/2025 ($)	Interest paid 1/01/2025 to 12/31/202 ($)
Robert M. Campana	Director	Home equity line of credit	1,033,424	6.490	—	1,693,494	45,876
Robert M. Campana	Director	Mortgage loan	127,917	1.750	95,342	32,575	1,978
Robert M. Campana	Director	Mortgage loan to family member	329,990	3.750	320,671	9,319	12,215

Mr. Paup’s sister, Barbara Sicher, was a non-executive employee of Northwest Bank until November 29, 2025. For the year ended December 31, 2025, Mrs. Sicher was paid $266,198 in total compensation. Total compensation for Mrs. Sicher was determined in the same manner as for the NEOs disclosed in the Summary Compensation table, which includes cash compensation, stock incentive awards and the change in pension value.

Mr. Kranich, a nominee for election to the Board of Directors, holds a 50% interest in two different limited liability companies which own properties that are leased to the Bank for financial centers, one in Altoona, Pennsylvania and one in State College, Pennsylvania. The lease for the Altoona branch, which was acquired through the Company’s merger with Penns Woods, expires on September 30, 2030 (subject to renewal by the Bank), and the annual rent is approximately $85,000. The lease for the State College branch expires on July 14, 2030 (subject to renewal by the Bank), and the annual rent is approximately $74,000.

In addition, in accordance with our Regulation W Policy, any transactions between Northwest Bank and any executive officer or director are reviewed to ensure they are both competitive and at terms that are at least as preferable for Northwest Bank as could be received in an arms-length transaction. Any such transactions are then reported to the Board of Directors, or committee thereof.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the year ended December 31, 2025 was KPMG LLP. Our Audit Committee has approved the engagement of KPMG LLP to be our independent registered public accounting firm for the year ending December 31, 2026, subject to ratification of the engagement by our shareholders. At the Annual Meeting, shareholders will vote on the proposal to ratify the engagement of KPMG LLP for the year ending December 31, 2026. A representative of KPMG LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Although ratification is not required by applicable laws, our Bylaws or otherwise, the Board is submitting the selection of KPMG LLP to our shareholders for ratification because we value your views on our independent registered public accounting firm. The Audit Committee intends to carefully consider the results of the vote. If the shareholders do not ratify the appointment of KPMG LLP, the committee will reconsider KPMG LLP’s selection. Even if the selection of the independent registered public accounting firm is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its shareholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by KPMG LLP during the years ended December 31, 2025 and 2024.

The aggregate fees included in the Audit Fees category were fees agreed to be billed for the fiscal years for the audit of our annual financial statements and the review of our quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the stated periods.

	December 31, 2025	December 31, 2024
Audit Fees	$1,771,000	1,430,725
Audit-Related Fees	250,330	49,500
Tax Fees	—	—
All Other Fees	76,780	1,725

Audit Fees. Audit fees for each of the years ended December 31, 2025 and 2024 were for professional services rendered for the audits of our consolidated financial statements and internal controls over financial reporting, review of the financial statements included in our quarterly reports on Form 10-Q and the internal controls attestation required under Federal Deposit Insurance Corporation regulations.

Audit-Related Fees. Audit-related fees for the years ended December 31, 2025 and 2024 were for procedures performed with respect to U.S. Department of Housing and Urban Development programs, consent letters. Such fees are reasonably related to the performance of the audit of and review of the financial statements and are not already reported in “Audit Fees” above.

Tax Fees. KPMG did not provide any tax related services for each of the last two fiscal years.

All Other Fees. Other fees for the year ended December 31, 2025 and 2024 were for advisory services and access to the independent registered public accounting firm’s online technical database.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. Pursuant to its pre-approval policy, the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee provided that the anticipated fee for any such pre-approval service does not exceed $100,000. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date. All audit-related fees and all other fees described above were approved either as part of our engagement of KPMG LLP or pursuant to the pre-approval policy described above.

The Audit Committee of the Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2026.

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our NEOs is described in “PROPOSAL 1—ELECTION OF DIRECTORS—Compensation Discussion and Analysis” and “Executive Compensation”. Shareholders are urged to read these sections of this Proxy Statement, which discuss our compensation policies and procedures with respect to our NEOs.

Shareholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our NEOs by voting on the following advisory, non-binding resolution:

“RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed in this Proxy Statement pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

This advisory vote, commonly referred to as a “Say-on-Pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our shareholders and encourage all shareholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

The Board of Directors unanimously recommends that you vote “FOR” the resolution set forth in Proposal 3.

PROPOSAL 4 — THE APPROVAL OF THE NORTHWEST BANCSHARES, INC.

2026 EQUITY INCENTIVE PLAN

Overview

Our Board of Directors unanimously recommends that shareholders approve the Northwest Bancshares, Inc. 2026 Equity Incentive Plan (referred to in this proxy statement as the “2026 Equity Plan”). Our Board of Directors unanimously approved the 2026 Equity Plan on February 18, 2026. The 2026 Equity Plan will become effective on May 20, 2026 (the “Plan Effective Date”) if shareholders approve the 2026 Equity Plan on that date. No awards have been made under the 2026 Equity Plan.

No awards may be granted under the 2026 Equity Plan after the day immediately before the tenth anniversary of the Plan Effective Date. However, awards outstanding under the 2026 Equity Plan at that time will continue to be governed by the 2026 Equity Plan and the agreements under which they were granted. We presently sponsor the Northwest Bancshares, Inc. 2022 Equity Incentive Plan (“2022 Equity Plan”) under which, as of March 17, 2026, 207,060 shares remain available for grant. Upon approval of the 2026 Equity Plan, no further grants will be made under the 2022 Equity Plan; however, the 2022 Equity Plan will remain in existence until all grants previously made under the 2022 Equity Plan have vested or have been forfeited or, in the case of outstanding stock options, have been exercised.

We are seeking to reserve and make available for issuance, 4,000,000 shares under the 2026 Equity Plan, which is less than 3% of our common stock outstanding as of March 17, 2026. While there is not a current intention to grant additional awards under the 2022 Plan subsequent to March 17, 2026, any such awards granted between March 17, 2026 and the date the 2026 Plan is approved by shareholders will reduce the number of shares available under the 2026 Plan.

As of March 17, 2026 (the latest practicable date before the printing of this Proxy Statement) the closing price of our common stock, as reported on the NASDAQ stock market, was $12.13, and our total common shares outstanding were 146,261,843.

Additional Information About the 2026 Plan

The summary of the 2026 Plan which follows is qualified in its entirety by reference to, the 2026 Plan document, which is attached to this Proxy Statement as Appendix B. We urge you to carefully read the 2026 Plan document in its entirety.

The following table sets forth information about Northwest Bancshares, Inc. common stock authorized for issuance under our existing equity compensation plans as of March 17, 2026.

Number of Shares of Common Stock to be Issued upon Exercise of Outstanding Stock Options under All Equity Compensation Plans (1)(2)	Weighted- Average Exercise Price (3)	Weighted- Average Remaining Term	Number of Full Value Awards Outstanding under All Equity Compensation Plans (4)	Number of Shares Available for Grant under All Equity Compensation Plans (5)
2,186,882	$14.90	2.68 years	2,056,630	207,060

(1)	All equity compensation plan authorizations for shares of common stock provide for the number of shares to be adjusted for stock splits, stock dividends, and other changes in capitalization.
(2)	The numbers in this column reflect shares of common stock to be issued upon exercise of outstanding stock options.
(3)

The weighted-average exercise price in this column is based on outstanding options and does not take into account unvested awards of restricted stock awards, restricted stock units and performance share units as these awards do not have an exercise price.

(4)	“Full Value Awards” includes restricted stock awards, restricted stock unit awards, and performance awards.
(5)	The number of shares does not include shares of common stock held in the Northwest Bancshares, Inc. 401(k) plan.

Why We Are Seeking Approval of the 2026 Equity Incentive Plan

•

We Have Limited Capacity to Make Awards Under our Existing Equity Plan. As of March 17, 2026, we have 207,060 shares remaining for grants of awards under our 2022 Equity Plan. Accordingly, without shareholder approval of our 2026 Equity Plan we have no meaningful way to implement the new equity program design that we believe is essential to attract, retain and reward qualified personnel and management.

•

Required Shareholder Approval. As a Nasdaq-listed company, we are required to obtain the approval of our shareholders before implementing an equity compensation plan, such as the 2026 Equity Plan. For these purposes, the 2026 Equity Plan must be approved by a majority of the votes cast at the meeting. Shareholder approval will also exempt the awards from the short-swing profit trading rules of Section 16(b) of the Securities Exchange Act of 1934.

Why You Should Vote to Approve the 2026 Equity Plan

Our Board of Directors believes that equity-based incentive awards can play a key role in our success by encouraging and enabling key employees, officers and non-employee directors of the Company and its subsidiaries, including Northwest Bank, upon whose judgment, initiative and efforts we have depended and continue to largely depend for the successful conduct of our business, to acquire an ownership stake in the Company, thereby stimulating their efforts on our behalf and strengthening their desire to remain with the Company. The details of the key design elements of the 2026 Equity Plan are set forth in the section below.

Equity Awards Enable Us to Better Compete for Talent in Our Marketplace

We believe our continued future success depends in large part on our ability to attract, motivate and retain talented and highly qualified employees and non-employee directors necessary for our continued growth and success. Most of our competitors offer equity-based compensation to their employees and non-employee directors. We view our continuing ability to offer equity-based compensation as important to our ability to compete for talent within our marketplace. If the 2026 Equity Plan is not approved, we will be at a significant disadvantage as compared to our competitors to attract and retain our executives as well as directors and this could affect our ability to achieve our business plan growth and goals.

Our Board of Directors has adopted, subject to shareholder approval, the 2026 Equity Plan to provide officers, employees and directors of the Company and Northwest Bank with additional incentives to promote our growth and performance. The Board and the Compensation Committee believe that the adoption of the 2026 Equity Plan is in our best interests and the best interests of our shareholders as it will provide us with the ability to retain and reward, and to the extent necessary, attract and incentivize our employees, officers and directors to promote growth, improve performance and further align the interests of employees, officers and directors with those of our shareholders through the ownership of our stock.

It is expected that the awards available under the 2026 Equity Plan will be granted over a period of four to five years.

Best Practices

If the 2026 Equity Plan is adopted by our shareholders, no further awards will be granted under the 2022 Equity Plan, which will remain in existence solely for the purpose of administering outstanding grants under the 2022 Equity Plan. The 2026 Equity Plan submitted for approval reflects the following equity compensation plan best practices:

•	Independent Oversight. The 2026 Equity Plan will be administered by our Compensation Committee, which is comprised of independent members of our Board.
•

Annual Limit on Awards to Directors and Executives. The 2026 Equity Plan limits the grant date fair value of equity-based awards that may be granted to any non-employee director or any employee in any calendar year to a specific dollar limit.

•

No Evergreen Feature. The number of authorized shares under the 2026 Equity Plan is fixed at a maximum of 4,000,000 shares. The 2026 Equity Plan does not include an “evergreen” feature that would cause the number of authorized shares to automatically increase in future years.

•

Conservative Share Reuse Provision. Shares subject to an award under the 2026 Equity Plan will not be available for reuse if such shares are delivered or withheld to satisfy any tax withholding obligation, or, in the case of shares available on the exercise of stock options, used as consideration in satisfying the exercise price in net settlement of the stock option.

•	No Discounted Stock Options. Stock options, if granted, must have an exercise price equal to or greater than fair market value of our common stock on the date of grant.
•

No Cash-Out or Re-Pricing of Underwater Stock Options. Under no circumstances will any underwater stock options be bought back by the Company. In addition, neither the Compensation Committee nor the Board of Directors shall have the authority to reduce the exercise price of a previously granted stock option under the plan through amendment, replacement or exchange for a cash payment in excess of the stock options in-the-money value without shareholder approval.

•

Dividend/Dividend Equivalent Rights Payments Subject to Vesting of Award. Dividend payments on restricted stock or dividend equivalent rights issued on restricted stock units may only be distributed if the the underlying award vests.

•

Awards Subject to Company Policies. All awards granted under the 2026 Equity Plan are subject to clawback if we are required to prepare an accounting restatement. Awards are also subject to clawback under any other clawback policy adopted by us from time to time, whether pursuant to the Dodd-Frank Act or otherwise. Awards are also subject to any hedging and/or pledging policy restrictions that we may adopt.

•

Minimum Vesting Requirements. The 2026 Equity Plan provides for a minimum vesting requirement of one year for all equity-based awards, except that up to 5% of authorized shares may be issued (or accelerated) pursuant to awards that do not meet this requirement. Notwithstanding the foregoing, award may provide for accelerated vesting on death, disability, retirement and involuntary termination without cause or resignation for good reason following a change in control;

•

Double Trigger Vesting on Change in Control. The 2026 Equity Plan does not provide for vesting of equity awards based solely on the occurrence of a change in control, without an accompanying involuntary termination of service (including a termination for good reason). In the event of a change in control, any performance measure attached to a performance award under the 2026 Equity Plan shall be deemed satisfied at the greater of “target” level or actual annualized performance measured as of the most recent fiscal quarter.

•

In addition to the previously described Plan features, we have adopted stock ownership guidelines for our officers and non-employee directors, as described under “Compensation Discussion and Analysis—Long-Term Stock-Based Compensation” section of this Proxy Statement, that will ensure our employees and directors interests are further aligned with those shareholders.

Material Features of the 2026 Equity Incentive Plan

The following is a summary of the material features of the 2026 Equity Plan, which is qualified in its entirety by reference to the provisions of the 2026 Equity Plan, attached hereto as Appendix B. In the event of a conflict between the terms of this disclosure and the terms of the 2026 Equity Plan, the terms of the 2026 Equity Plan control.

Shares Reserved; Overall Limits on Types of Grants; Share Counting Methodology

•

Subject to permitted adjustments for certain corporate transactions, the 2026 Equity Plan authorizes the issuance or delivery to participants of up to 4,000,000 shares of our common stock, all of which may be issued as restricted stock, restricted stock units or stock options pursuant to the terms of the 2026 Equity Plan.

•

The 2026 Equity Plan does not use liberal share recycling with respect to determining the number of shares available for issuance under the 2026 Equity Plan. Accordingly, to the extent: (i) a stock option is exercised by using an actual or constructive exchange of shares of stock to pay the exercise price, (ii) shares of stock are withheld to satisfy withholding taxes upon exercise or vesting of an award, or (iii) shares are withheld to satisfy the exercise price of stock options in a net settlement, the number of shares of stock available under the 2026 Equity Plan shall be reduced by the gross number of stock options or stock awards exercised or vested rather than by the net number of shares of stock issued.

•	The rights and benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause.

Limitations on Awards to Employees and Directors

The 2026 Equity Plan includes the following limitations:

•	Equity-based awards made to any non-employee director in a calendar year will be limited to a grant date fair value not exceeding $500,000; and
•	Equity-based awards that we make to any employee in any calendar year are limited to a grant date fair value not exceeding $5,000,000.

Eligibility

Employees and directors of the Company or its subsidiaries and consultants are eligible to receive awards under the 2026 Equity Plan, except that non-employee directors may not be granted incentive stock options. As of December 31, 2025, there were 12 non-employee directors and approximately 90 employees eligible to receive awards under the 2026 Equity Plan.

Administration

The 2026 Equity Plan will be administered by the members of our Compensation Committee, who are independent under Nasdaq listing rules and do not receive remuneration from us in any capacity other than as a director, except for compensation in an amount for which disclosure would not be required under Securities and Exchange Commission disclosure rules. In addition, each current member of the Compensation Committee is a disinterested director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Compensation Committee has full and exclusive power within the limitations set forth in the 2026 Equity Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the 2026 Equity Plan’s purposes; and interpreting and otherwise construing the 2026 Equity Plan. The 2026 Equity Plan also permits the Compensation Committee to delegate to a committee of one or more members of the Board who are not “non-employee directors” the authority to grant awards to eligible persons who are not subject to Section 16 of the Securities Exchange Act of 1934.

Types of Awards

The Compensation Committee may determine the type and terms and conditions of awards under the 2026 Equity Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Compensation Committee that are set forth in the recipient’s award agreement and shall be subject to vesting conditions and restrictions as determined by the Compensation Committee. Awards may be granted as restricted stock awards or restricted stock units and incentive and non-qualified stock options, any of which may vest based either on the passage of time or achievement of performance, as follows:

Restricted Stock. A restricted stock award is a grant of shares of our common stock to a participant for no consideration or such minimum consideration as may be required by applicable law.

•	Restricted stock awards may be granted only in whole shares of common stock.
•	Prior to vesting, recipients of a restricted stock award are entitled to vote the shares of restricted stock during the restricted period.
•

Dividends on unvested restricted stock awards, whether subject to a service-based vesting schedule or performance-based vesting conditions, will be paid to the participant only after the underlying share has vested.

Restricted Stock Units. Restricted stock units will be denominated in shares of common stock and are similar to restricted stock awards except that no shares of common stock are actually issued to the award recipient at the time of grant of a restricted stock unit.

•

Restricted stock units granted under the 2026 Equity Plan may be settled in shares of our common stock, or in the sole discretion of the Compensation Committee determined at the time of final settlement in cash or a combination of cash and our common stock, subject to vesting conditions and other restrictions set forth in the 2026 Equity Plan or the award agreement.

•	Participants have no voting rights with respect to any restricted stock units granted under the 2026 Equity Plan.

•

In the sole discretion of the Compensation Committee, exercised at the time of grant, dividend equivalent rights may be paid on restricted stock units. If dividend equivalent rights are granted with respect to restricted stock units under the 2026 Equity Plan, they will be paid when the restricted stock unit vests or is settled, or at the same time as the shares subject to such restricted stock unit are distributed to the participant.

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time.

•

The exercise price may not be less than the fair market value of a share of our common stock (which is defined as the closing sales price on the exchange on which the stock is traded) on the date the stock option is granted.

•	The Compensation Committee may not grant a stock option with a term that is longer than 10 years.
•

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only officers and employees are eligible to receive incentive stock options. Non-employee directors and service providers may only receive non-qualified stock options under the 2026 Equity Plan.

•

Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by tendering, either actually or constructively by attestation, shares of stock valued at fair market value as of the date of exercise (i.e., a “stock swap”); (ii) by irrevocably authorizing a third party, acceptable to the Compensation Committee, to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the stock option and to remit to us a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise (i.e., a “cashless exercise”); (iii) by a net settlement of the stock option, using a portion of the shares obtained on exercise in payment of the exercise price of the stock option (and if applicable, any required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Compensation Committee; or (vi) by any combination thereof.

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The Compensation Committee may automatically exercise in-the-money stock options that are exercisable but unexercised as of the day immediately before the 10th anniversary of the date of grant, using net settlement as the method of exercising such options.

•	Under no circumstances will the Company buy back underwater stock options granted under the 2026 Equity Plan without shareholder approval.
•	The 2026 Equity Plan expressly prohibits repricing of stock options without shareholder approval.

Performance Awards. A performance award is an award, the vesting of which is subject to the achievement of one or more performance conditions specified by the Compensation Committee. A performance award may be denominated in shares of restricted stock or restricted stock units. As noted above, we intend to use performance-based restricted stock units when making grants to our named executive officers and senior management employees.

Performance Measures

The Compensation Committee has significant discretion to determine the performance measures for awards under the 2026 Equity Plan. The vesting of a performance award may be conditioned on the achievement of one or more objective performance measures, as may be determined by the Compensation Committee. The conditions for grant or vesting, including any applicable performance measures need not be the same with respect to each recipient.

Performance measures may be based on our performance as a whole or on the performance of any one or more of our subsidiaries or business units and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The Compensation Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the participant’s award agreement and identified in our audited financial statements or our annual proxy statement, including: (i) extraordinary, unusual and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) change in tax or accounting principles, regulations or laws; or (iv) the effects of expenses incurred in connection with a merger, branch acquisition or similar transaction.

Performance measures relating to any award hereunder will be modified, to the extent applicable, to reflect a change in our outstanding shares of stock by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a subsidiary.

Vesting of Awards

Awards Without Specific Performance Measures. If the right to become vested in an award under the 2026 Equity Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Compensation

Committee and evidenced in the award agreement. We currently expect that service-based awards will generally vest in three equal annual installments, commencing one year from the date of grant. Unless otherwise specified in the award agreement and subject to acceleration of vesting in the event of death, disability, retirement, or involuntary termination of employment or service following a change in control, service as a director emeritus or advisory director shall constitute service for the purpose of vesting.

Performance-Based Awards. Performance-based awards will vest at the end of the performance period, based on the satisfaction of the assigned performance measures. The vesting date of performance-based awards will be the date on which the Compensation Committee determines that the performance measures have been satisfied after the end of the applicable performance period.

Minimum Vesting Requirement. Except for awards of up to 5% of the 2026 Equity Plan’s share authorization, and awards that accelerate due to the participant’s death, disability, retirement and involuntary termination in connection with or following a change in control, all awards must have a minimum vesting period of at least 12 months.

Effect of Termination of Service. The Compensation Committee shall establish the effect of termination of service on the continuation of rights and benefits available under the 2026 Equity Plan. The Compensation Committee also may specify in a participant’s award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon the participant’s material violation of a company policy, breach of noncompetition, confidentiality or other restrictive covenants that apply to the covered employee, or any other conduct that is detrimental to the business or reputation of the Company, its affiliates and/or its subsidiaries.

Upon termination of service due to retirement, unvested stock options shall continue to be exercisable at such times and be subject to such restrictions and conditions, including expiration, as set forth in the applicable award agreement, and all service-based restricted stock awards shall continue to vest as to all shares subject to an outstanding award at the date of termination.at such times as set forth in the applicable award agreement. In addition, service-based restricted stock units shall vest at such times as set forth in the applicable award agreement. Any awards that vest based on the achievement of performance targets shall vest at the end of the performance period when performance is determined, provided that performance targets are achieved at threshold or better. In the event of retirement, a Participant’s vested stock options shall be exercisable for one year following termination, provided that no stock option shall be eligible for treatment as an ISO in the event such stock option is exercised more than three months following termination due to retirement.

Upon termination of service due to death or disability, all stock options shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and all other awards shall become fully vested at the date of termination of service. Stock options may be exercised for the remaining term of an award following such termination of service, provided that no stock option shall be eligible for treatment as an incentive stock option in the event such option is exercised more than one year following termination of service due to disability, and in order to obtain incentive stock option treatment by heirs or beneficiaries of an optionee, the optionee’s death must have occurred while employed or within three months of termination of service. All service-based restricted stock and restricted stock unit awards shall vest, to the extent set forth in the award agreement, immediately upon the participant’s death or disability. In the event of death or disability, performance-based awards will vest at such time at target or better (if actual achievement exceeds target).

In the event of a participant’s termination of service for any reason other than death, disability, retirement, involuntary termination at or following a change in control, or termination other than for cause, then: (i) any stock options shall be exercisable only as to those awards that were vested on the date of termination of service and only for a period of three months following termination, and (ii) any restricted stock awards and restricted stock unit awards that have not vested as of the date of termination of service shall expire and be forfeited.

In the event of termination for cause, any awards that have not vested, or have vested but have not been exercised (in the case of stock options), shall expire and shall be forfeited.

Change in Control. Awards under the 2026 Equity Plan will not vest upon the occurrence of a “change in control” (as defined in the 2026 Equity Plan), except as set forth therein. Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment or service at or 12 months following a change in control of the Company or Northwest Bank, all restricted stock awards and restricted stock units shall be fully earned and vested. In addition, if an acquiring corporation fails to assume the awards granted under the 2026 Equity Plan, such awards will become fully earned and vested. In the event of a change in control, any performance measure attached to a performance award under the 2026 Equity Plan shall be deemed satisfied at the “target” level as of the date of the change in control, unless the data supports and our Compensation Committee certifies, that the performance measures have been achieved at a higher level than target as of the most recent completed fiscal quarter, in which case, the performance award will vest at such higher level.

Amendment and Termination

The Board may, at any time, amend or terminate the 2026 Equity Plan or any award granted under the 2026 Equity Plan, provided that the Board may not amend an award to accelerate vesting contrary to the terms of the 2026 Equity Plan and, other than as provided in the 2026 Equity Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board may not amend the provision of the 2026 Equity Plan to materially increase the original number of securities which may be issued under the 2026 Equity Plan (other than as provided in the 2026 Equity Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2026 Equity Plan without approval of shareholders. Notwithstanding the foregoing, the Board may amend the 2026 Equity Plan at any time, retroactively or otherwise, to ensure that the 2026 Equity Plan complies with current or future law without shareholder approval, and the Board may unilaterally amend the 2026 Equity Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance.

Duration of Plan

The 2026 Equity Plan will become effective upon approval by the shareholders at this Annual Meeting. The 2026 Equity Plan will terminate after 10 years or, if sooner, when all shares reserved under the 2026 Equity Plan have been issued. At any time, the Board may terminate the 2026 Equity Plan. However, any termination of the 2026 Equity Plan will not affect outstanding awards.

Accounting Treatment

Under the Financial Accounting Standards Board’s ASC 718, Northwest Bancshares, Inc. is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options, stock awards and other equity-based compensation.

United States Income Tax Considerations

The following is a summary of the United States federal income tax consequences that may arise in conjunction with participation in the 2026 Equity Plan and is intended for the information of shareholders and not as tax guidance for participants as consequences may vary depending on the types of awards granted, the identity of the participants and the method of payment or settlement. This summary is based on the federal tax laws in effect on or after January 1, 2026. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. In addition, this summary does not address the effects of taxes imposed under state, local or foreign tax laws.

Restricted Stock Awards. A participant who has been granted a restricted stock award or a performance-based restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is subject to restrictions that constitute a “substantial risk of forfeiture” for United States income tax purposes. Upon the earlier of the vesting of shares subject to an award or the date the shares are no longer subject to a substantial risk of forfeiture, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding tax deduction. For these purposes, restricted stock held by a participant will no longer be considered subject to a substantial risk of forfeiture on the date the participant becomes eligible for retirement (as defined in the 2026 Equity Plan). Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding tax deduction. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant.

Restricted Stock Unit Awards. A participant who has been granted a restricted stock unit award will not realize taxable income at the time of grant and will not be entitled to make an election under Section 83(b) of the Internal Revenue Code since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit award vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit award is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit award is distributed. At the time the recipient recognizes taxable income on a restricted stock unit award, the Company will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of grant of the incentive stock option and within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as long-term capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding tax deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits an entity’s ability to deduct compensation in excess of $1.0 million per year for persons who are “covered employees,” defined, prior to January 1, 2018, as the chief executive officer, and the three other most highly compensated officers (excluding the chief financial officer). The Tax Cuts and Jobs Act (the “Act”), enacted in 2017, significantly modified Section 162(m) of the Internal Revenue Code by eliminating the exception from the $1.0 million-dollar limitation for “qualified performance-based compensation”. In addition, the Act expanded the definition of “covered employee” to include the chief executive officer, the chief financial officer, the three other most highly paid officers and any employee who has been a covered employee for any fiscal year beginning after December 31, 2016. For tax years commencing on or after January 1, 2018, all compensation which becomes taxable in the year is generally subject to this deduction limit if the aggregate amount of compensation of the covered employee exceeds $1.0 million.

For tax years commencing on or after January 1, 2018, awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment remains subject to the $1.0 million deduction limit. We expect that the Compensation Committee will consider these deduction limits in setting the size and the terms and conditions of awards. However, the Compensation Committee may decide to grant awards that exceed the deduction limit.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements. If a participant does not pay the tax due in a timely manner, as determined by the Compensation Committee, we reserve the right to cancel the grant to that participant.

Change in Control. Any acceleration of the vesting or payment of awards under the 2026 Equity Plan in the event of a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Northwest Bancshares, Inc.

Awards to be Granted

The Board has adopted the 2026 Equity Plan. If the 2026 Equity Plan is approved by shareholders, the Compensation Committee intends to meet after such approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. Awards to be allocated to non- employee directors are described above under “—Limitations on Awards to Employees and Directors”. Otherwise, no specific determination has been made as to the allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the 2026 Equity Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting; without regard to either broker non-votes or abstentions.

The Board of Directors unanimously recommends that you vote “FOR” the approval of the 2026 Equity Plan.

Equity Compensation Plan Information

The following table sets forth information regarding outstanding options and shares reserved for future issuance under the Company’s equity compensation plans as of December 31, 2025.

Plan category (1)	Number of shares to be issued upon exercise of outstanding awards	Weighted-average exercise price of outstanding awards ($)	Number of shares remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	2,211,594	14.84	917,306
Equity compensation plans not approved by security holders (2)	—	—	—

Total	2,211,594	14.84	917,306

(1)	This table does not include the 4,000,000 shares to be reserved for issuance under the 2026 Equity Plan if shareholders approve the 2026 Equity Plan at the Annual Meeting.
(2)	The Company does not have any equity compensation plans that have not been approved by shareholders.

PROPOSAL 5 — THE APPROVAL OF THE NORTHWEST BANCSHARES, INC.

DISCOUNTED STOCK PURCHASE PLAN

Introduction

On February 18, 2026, on the recommendation of the Compensation Committee, our Board of Directors unanimously adopted the Northwest Bancshares, Inc. Discounted Purchase Plan (the “DSPP”), subject to the approval of the shareholders of the Company. The DSPP is a broad-based plan that provides an opportunity for eligible employees of the Company and its participating subsidiaries, including the Bank, to purchase shares of our common stock through periodic payroll deductions at a discount from the then-current market price. The DSPP does not provide for discretionary grants. If approved by the Company’s shareholders, a total of 100,000 shares will be made available for purchase under the DSPP.

Shareholder Approval Requirement

The affirmative vote of the holders of a majority of the votes cast by shareholders present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the DSPP. Shareholders are requested in this Proposal 5 to approve the DSPP in substantially the form attached hereto as Annex A. If shareholders do not approve this Proposal 5, then the DSPP will terminate if shareholder approval is not obtained by February 18, 2027, the first anniversary of the date of adoption of the DSPP by the Board of Directors.

Approval of the DSPP by the shareholders will enable us to offer a current market-competitive, broad-based stock purchase plan to employees of the Company and its subsidiaries, including the Bank. The Board believes that the DSPP is in the best interests of the Company and its shareholders because it will help us to attract, retain and reward eligible employees and further align the interests of employees and the Company’s shareholders.

Key Features of the DSPP

The principal features of the DSPP are summarized below, but the summary is qualified in its entirety by reference to the full text of the DSPP. A copy of the DSPP is attached to this Proxy Statement as Appendix C, and is incorporated herein by reference. For purposes of this Proposal 5, “Committee” means the Compensation Committee of our Board or such other properly delegated committee appointed by the Board or Committee to administer the DSPP, and “Administrator” means the Committee or, subject to applicable law, or one or more of the Company’s officers appointed by the Board or Committee to administer the day-to-day operations of the DSPP.

Purpose of the DSPP

The purpose of the DSPP is to provide an opportunity for eligible employees of the Company and any subsidiary of the Company that has been designated by the Committee (each, a “Participating Subsidiary”) to purchase shares of the Company at a discount through voluntary contributions from such employees’ eligible pay, thereby attracting, retaining and rewarding such persons and further aligning the interests of such employees and the Company’s shareholders.

The DSPP is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not a qualified plan under Section 401(a), 422, 423, or any other applicable Section of the Internal Revenue Code of the United States (the “Code”). Stock purchased under the DSPP is purchased on an after-tax basis.

Shares Subject to DSPP and Adjustments upon Changes in Capitalization

A total of 100,000 of the Company’s shares will be initially authorized and reserved for issuance under the DSPP. Such shares may be authorized but unissued shares of common stock, treasury shares or shares of common stock purchased on the open market or from any other source.

In the event of a stock split, stock dividend, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, reclassification or combination of shares, merger, consolidation, distribution, split-up, spin-off, exchange of shares, sale of assets or similar corporate transaction or event, the Committee will, in the manner it deems equitable, adjust (i) the number and class of shares that are reserved for issuance under the DSPP, (ii) the number and class of shares subject to outstanding purchase options that have not yet been exercised, and (iii) the appropriate fair market value, purchase price per share and related determinations covered by each purchase option under the DSPP that has not yet been exercised.

Administration

The DSPP will be administered by the Committee. The Committee will have, among other authority, the authority to interpret, reconcile any inconsistency in, correct any default in and apply the terms of the DSPP, to determine eligibility and adjudicate disputed claims under the DSPP, to determine the terms and conditions of purchase options under the DSPP, and to make any other determination and take any other action desirable for the administration of the DSPP. To the extent not prohibited by applicable laws, the Committee may delegate its authority to the Administrator or other persons or groups of persons, including to assist with the day-to-day administration of the DSPP.

Eligibility

Generally, any full-time or part-time permanent employee of the Company or Participating Subsidiary is eligible to participate in the DSPP and may participate by submitting an enrollment form to the Company under procedures specified by the Administrator. As of March 17, 2026, approximately 2,245 employees, including all executive officers, were eligible to participate in the DSPP.

The Committee, in its discretion, may determine on a uniform basis for an offering that employees will not be eligible to participate if they have not completed a minimum length (not to exceed two years) of service since their hire date.

Offering Periods

The DSPP will be implemented by consecutive offering periods with a new offering period commencing on the first trading day of the relevant offering period and terminating on the last trading day of the relevant offering period. Unless and until the Committee or the Administrator determine otherwise in its discretion, each offering period will be approximately six months. Unless otherwise determined by the Committee or the Administrator, offering periods will run from July 1st (or the first trading day thereafter) through December 31st (or the last trading day prior to such date) and from January 1st (or the first trading day thereafter) through June 30th (or the last trading day prior to such date).

The Committee or the Administrator has the authority to establish a different duration for one or more offering periods or different commencement or ending dates for such offering periods with respect to future offerings without shareholder approval, provided that no offering period may have a duration that exceeds five (5) years, or twenty-seven months if the purchase price with respect to the offering is based on the lower of the closing price of the Stock on the offering commencement date or the purchase date as described under “Purchase Price.”

Payroll Deductions

Except as otherwise provided by the Committee, a minimum of 1% and a maximum of 10% of a participant’s “Base Pay” (as defined in the DSPP) may be contributed by payroll deductions or other payments that the Committee may permit a participant to make toward the purchase of shares during each offering period. Notwithstanding the foregoing, in no event may a participant purchase more than $25,000 worth of shares during an offering period. Once an eligible employee elects to participate in an offering period, then the participant will automatically participate in subsequent offering periods at the same contribution rate as was in effect in the prior offering period unless the participant elects to increase or decrease the contribution rate or withdraw, or is deemed to withdraw, from the DSPP. A participant who is automatically enrolled in a subsequent offering period is not required to file any additional documentation in order to continue participation; provided, however, that participation in the subsequent offering period will be governed by the terms and conditions of the DSPP in effect at the beginning of such offering period, subject to the participant’s right to withdraw from the DSPP. A participant may elect to increase or decrease the rate of such contributions during any subsequent enrollment period by submitting the appropriate form online through the Company’s designated plan broker or to the Administrator. Any such new rate of contribution will become effective on the first day of the first offering period following the completion of such form. Unless otherwise determined by the Administrator, during an offering period (but no later than two weeks before the end of the offering period), a participant may decrease the rate of contributions only one time. Such changes shall be effective as soon as administratively practicable after that. If a participant reduces his or her rate of contributions to zero, it shall be deemed to be a withdrawal from participation for the remainder of the offering period. The participant must then wait until the next offering period to resubscribe to the DSPP.

Purchase Price

The purchase price per share at which shares are sold in an offering period under the DSPP will be 95% of the fair market value of the shares on the purchase date, which generally is the last day of the offering period. The Committee may determine with respect to any offering that the purchase price will be a different percentage of the fair market value of the shares on the purchase date or that the purchase price will be a percentage of the lower of the fair market value of the shares of stock on the first day of the offering period or the purchase date. “Fair market value” generally means the closing sales price of a share of the company’s common stock on the exchange on which such shares are traded (currently the NASDAQ Global Select Market) for the applicable date.

Purchase of Shares

Each purchase option will be automatically exercised on the applicable purchase date, and shares will be purchased on behalf of each participant by applying the participant’s contributions for the applicable offering period to the purchase of shares, which may include partial shares in the Administrator’s sole discretion, at the purchase price in effect for that purchase date.

To the extent that purchase of partial shares is not authorized by the Administrator in connection with an offering, any amount remaining in a participant’s account that was not applied to the purchase of shares because it was insufficient to purchase a whole share will be carried forward for the purchase of shares during the following offering period. However, any amounts not applied to the purchase of shares during an offering period for any reason other than as described above will not be carried forward to any subsequent offering periods, and will instead by refunded, without interest, as soon as practicable after the purchase date, except as otherwise determined by the Administrator or required by applicable law.

Transferability

Purchase options granted under the DSPP are not transferable by a participant other than by will or by the laws of descent and distribution and are exercisable during the participant’s lifetime only by the participant.

Withdrawals

A participant may withdraw from an offering period at any time, but not retroactively, during the offering period. Upon a participant’s withdrawal, deductions of contributions on behalf of the participant will be discontinued commencing with the payroll period immediately following the effective date of the withdrawal, and such participant will not be eligible to participate in the DSPP until the next enrollment period. Amounts credited to the account of any participant who withdraws from an offering period will be used to purchase shares of stock at the end of the offering period or refunded to the participant, as determined by the Committee or the Administrator.

Termination of Employment

If a participant ceases to be an eligible employee, either due to termination or other reasons (with exceptions for certain leaves of absence described in the DSPP) prior to a purchase date, contributions for the participant will be discontinued and any amounts credited to the participant’s account will be refunded, without interest, as soon as practicable, except as otherwise provided by the Administrator or required by applicable law.

Subject to the discretion of the Administrator, if a participant is granted a paid leave of absence, the participant’s payroll deductions will continue, and amounts credited to the participant’s account may be used to purchase shares as provided under the DSPP. If a participant is granted an unpaid leave of absence, the participant’s payroll deductions will be discontinued and no other contributions will be permitted (unless otherwise determined by the Administrator or required by applicable law), but any amounts credited to the participant’s account may be used to purchase shares on the next applicable purchase date. Where the period of leave exceeds ninety days and the participant’s right to reemployment is not guaranteed by statute or by contract, for purposes of the DSPP, the employment relationship will generally be deemed to have terminated for all purposes under the DSPP.

Sale or Merger

In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another entity, then the Committee may, in its discretion, (i) cause each option to be assumed, or an equivalent option to be substituted, by the successor corporation or parent or subsidiary of such successor corporation, or (ii) establish a new purchase date on or before the date of consummation of such merger, consolidation or sale, and all outstanding options to purchase stock shall be automatically exercised on such new date.

Amendment and Termination of DSPP

The DSPP will become effective on June 1, 2026, subject to approval by the shareholders of the Company.

The Board or the Committee may amend the DSPP at any time, provided that if shareholder approval is required pursuant to the Code, securities laws or regulations, or the rules or regulations of the securities exchange on which the Company’s shares are listed or traded, then no such amendment will be effective unless approved by the Company’s shareholders within such time period as may be required. The Board may suspend the DSPP or discontinue the DSPP at any time, including shortening an offering period in connection with a spin-off or similar corporate event. Upon termination of the DSPP, all contributions will cease, all amounts credited to a participant’s account will be equitably applied to the purchase of whole shares then available for sale, and any remaining amounts will be promptly refunded, without interest (unless required by applicable law), to the participants.

U.S. Federal Income Tax Information

The following is a summary of certain income tax consequences of participation in the Discounted Stock Purchase Plan. With respect to the discussion of U.S. federal income tax consequences, the following summary is intended to reflect current provisions of the Internal Revenue Code and applicable Treasury Regulations. This summary is not a complete statement of applicable law, nor does it address U.S. state or local tax laws or regulations. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the DSPP should consult their own professional tax advisors regarding the taxation of purchase options under the DSPP. The discussion below concerning tax deductions that may become available to the Company under U.S. federal tax law is not intended to imply that the Company will necessarily obtain a tax benefit or asset from those deductions. Taxation of equity-based payments in countries other than the U.S. does not generally correspond to U.S. federal tax laws and is not covered by the summary below.

All amounts withheld from a participant’s pay are after-tax amounts. To the extent a participant is a U.S. citizen or resident, the participant generally is subject to U.S. federal income tax and is taxed, at ordinary income tax rates, on the difference between the fair market value of the common shares the participant purchases and the amount the participant pays to purchase those common shares. Non-U.S. taxes also may apply. To the extent a participant is not a U.S. citizen or resident, taxation of the participant for U.S. and non-U.S. tax purposes depends upon a number of factors, including applicable non-U.S. tax laws and regulations.

To the extent a participant is a U.S. citizen or resident, the Company or one of its designated affiliates or subsidiaries generally is entitled to an income tax deduction for U.S. federal income tax purposes on the amount which such participant elects to have the Company withhold to purchase common shares under the Discounted Stock Purchase Plan and on the difference between the fair market value of the shares acquired when shares are purchased at the end of an offering period and the amount paid to acquire the shares. To the extent a participant is not a U.S. citizen or resident, the determination of whether the Company or one of its subsidiaries is entitled to an income tax deduction for U.S. or non-U.S. tax purposes depends on a number of factors, including applicable non-U.S. tax laws and regulations.

New Plan Benefits

The benefits to be received pursuant to the DSPP by the Company’s officers and employees are not currently determinable as they will depend on the purchase price of our shares in offering periods after the implementation of the DSPP, the market value of our common stock on various future dates, the amount of contributions that eligible officers and employees elect to make under the DSPP and similar factors. As of the date of this Proxy Statement, no officer or employee has been granted any purchase rights under the proposed DSPP.

The Board of Directors unanimously recommends that you vote “FOR” the approval of the DSPP.

ADVANCE NOTICE OF BUSINESS OR DIRECTOR NOMINATIONS

TO BE PRESENTED AT AN ANNUAL MEETING

Our Bylaws provide an advance notice procedure for certain business, and nominations to the Board of Directors, to be brought before an Annual Meeting of Shareholders, but that are not submitted for inclusion in the proxy statement. In order for a shareholder to properly bring business before an annual meeting, or to nominate a candidate for the Board of Directors, our Secretary must receive written notice not earlier than the 90th day nor later than the 80th day prior to the date of the annual meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the annual meeting is provided to shareholders, then, to be timely, notice by the shareholder must be so received not later than the tenth day following the day on which notice of the meeting was mailed to shareholders or such public disclosure was made.

In addition to complying with the advance notice procedure of our Bylaws, to nominate a candidate for election, shareholders must give timely notice that complies with the additional requirements of Rule 14a-19 of the Exchange Act, and which notice must be received no later than March 21, 2027, except that, if the date of our 2027 Annual Meeting of Shareholders is more than 30 days from May 20, 2027, then notice must be provided by the later of 60 calendar days prior to the date of our 2027 Annual Meeting of Shareholders or the tenth calendar day following the day on which public announcement of the date of our 2027 Annual Meeting of Shareholders is first made by us.

Nothing in this Proxy Statement shall be deemed to require us to include in our Proxy Statement and proxy relating to an annual meeting any shareholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for our 2027 Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at our executive office, by sending notice to the Chief Counsel and Corporate Secretary of the Company, Erin F. Siegfried, at 3 Easton Oval, Suite 500, Columbus, Ohio 43219, no later than December 10, 2026 and must comply with the procedures and requirements of the proxy rules adopted under the Securities Exchange Act. If the date of our 2027 Annual Meeting of Shareholders is more than 30 days from May 20, 2027, we will publicly announce a different submission deadline from that set forth above, in compliance with SEC rules.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares of common stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally, by phone or other forms of communication without additional compensation.

Our Annual Report on Form 10-K for the year ended December 31, 2025 has been mailed or made available online to all shareholders of record as of March 17, 2026. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing us.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY AND

OTHER MATERIALS FOR THE ANNUAL MEETING

We have elected to utilize Securities and Exchange Commission rules that allow companies to furnish proxy materials to their shareholders on the Internet. We believe that these rules allow us to provide our shareholders with the information they need to vote at our Annual Meeting, while also lowering the costs of delivery and reducing the environmental impact of producing and distributing the related proxy materials.

Since April 9, 2026, the proxy materials for the 2026 Annual Meeting (which includes the 2025 Annual Report to Shareholders) have been available at the following web site: www.proxyvote.com. Shareholders who wish to receive a printed copy of the proxy materials available on this web site may request copies in any of the following ways: (i) via the Internet, at

www.proxyvote.com; (ii) by phone, at 1-800-579-1639; or (iii) by sending an e-mail to sendmaterial@proxyvote.com. Shareholders who are not eligible to vote at the Annual Meeting may find our 2025 Annual Report to Shareholders and the Notice of Annual Meeting and Proxy Statement on the Investor Relations portion of our website, www.northwest.com.

We encourage all of our shareholders who have Internet access to receive future proxy materials online rather than through the U.S. mail. By electing to receive our materials electronically, you will be supporting our efforts to add to shareholder value. Other benefits of this service include:

•	Receiving shareholder communications, including the Annual Report to Shareholders and Proxy Statement, as soon as they are available, thus eliminating the need to wait for them to arrive by mail;
•	Enjoying easier access to convenient online voting; and
•	Eliminating bulky paper documents from your personal files.

HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

We intend to deliver only one Annual Report on Form 10-K and Proxy Statement to multiple registered shareholders sharing the same address unless we receive contrary instructions from one or more of the shareholders. If individual shareholders wish to receive a separate copy of the Annual Report or Proxy Statement they may call or write and request separate copies currently or in the future as follows:

Shareholder Relations

Northwest Bancshares, Inc.

3 Easton Oval

Suite 500

Columbus, Ohio 43219

Phone: (800) 859-1000

Email: shareholderrelations@northwest.com

Registered shareholders sharing the same address and receiving multiple copies of Annual Reports or Proxy Statements may request the delivery of a single copy by writing or calling the above address or phone number.

BY ORDER OF THE BOARD OF DIRECTORS

Erin F. Siegfried
Chief Legal Counsel and Corporate Secretary

Columbus, Ohio

April 9, 2026

Appendix A - Non-GAAP Reconciliations

The following non-GAAP financial measures used by the Company provide information useful to investors in understanding our operating performance and trends, and facilitate comparisons with the performance of our peers. The following table summarizes the non-GAAP financial measures derived from amounts reported in the Company’s Consolidated Statements of Income.

Year ended December 31, 2025
Reconciliation of net income to adjusted net income:
Net income (GAAP)	$126,013
Non-GAAP adjustments
Add: merger, asset disposition and restructuring expense	42,787
Add: CECL Day 1 non-PCD and unfunded provision expense	20,664
Less: tax benefit of non-GAAP adjustments	(17,766)

Adjusted net income (non-GAAP)	$171,698

Average equity	$1,733,909
Average assets	15,334,189
Annualized return on average equity (GAAP)	7.27%
Annualized return on average assets (GAAP)	0.82%
Annualized return on average equity, excluding merger, asset disposition and restructuring expense and CECL Day 1 non-PCD and unfunded provision expense, net of tax (non-GAAP)	9.90%
Annualized return on average assets, excluding merger, asset disposition and restructuring expense and CECL Day 1 non-PCD and unfunded provision expense, net of tax (non-GAAP)	1.12%

Efficiency ratio, excluding loss on the sale of investments, amortization and merger, asset disposition and restructuring expenses
Non-interest expense	436,296
Less: amortization expense	(5,171)
Less: merger, asset disposition and restructuring expenses	(42,787)

Non-interest expense, excluding amortization and merger, assets disposition and restructuring expenses	388,338

Net interest income	525,402
Non-interest income	129,268

Net interest income plus non-interest income, excluding loss on sale of investments	654,670

Efficiency ratio, excluding amortization and merger, asset disposition and restructuring expenses	59.32%

A-1

APPENDIX B

NORTHWEST BANCSHARES, INC. 2026 EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL

Section 1.1  Purpose, Effective Date and Term. The purpose of the Northwest Bancshares, Inc. 2026 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Northwest Bancshares, Inc. (the “Company”) and its Subsidiaries, including Northwest Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of shares of Company Stock. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date. Upon stockholder approval of this Plan, no further awards shall be granted under the Northwest Bancshares, Inc. 2022 Equity Incentive Plan (the “2022 Plan”), which shall remain in existence solely for the purpose of administering outstanding grants.

Section 1.2  Administration. The Plan shall be administered by the Compensation Committee (the “Committee”) of the Company’s Board of Directors (the “Board”), in accordance with Section 5.1.

Section 1.3  Participation. Each individual who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. The grant of Awards shall be limited to Employees, Directors and Consultants of the Company or any Subsidiary.

Section 1.4  Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1  General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as provided by the Committee with respect to the Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.9, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a)

Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten year anniversary of

(x) the Effective Date or (y) the date the Plan is approved by the Board, whichever is earlier; or (ii) to a non- employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non- Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)

Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)

Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a Service-based vesting schedule or the satisfaction of market conditions or performance conditions over a period certain and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.

(d)

Performance Awards. A Performance Award means an Award of Restricted Stock or Restricted Stock Units that is granted and will vest upon the achievement of one or more specified performance measures. Terms and conditions of Awards that are intended to be Performance Awards are set forth in Section 2.5.

Section 2.2  Stock Options.

(a)

Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that specifies: (i) the number of Stock Options covered by the Award; (ii) the date of grant of the Stock Option; (iii) the vesting period or conditions to vesting; (iv) the Exercise Price; and (v) such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Stock Options may be granted as Performance Awards.

(b)

Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an employee or director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the date of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any required tax withholding, to the extent permitted under the Plan); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c)

Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any Stock Option with an Exercise Price as of any applicable date that is greater than the Fair Market Value of a share of Stock as of the same date that were granted under the Plan be bought back by the Company without stockholder approval.

(d)

Prohibition Against Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Award’s in-the-money value or in exchange for Options or other Awards), replacement grants, or other means.

(e)	Prohibition on Paying Dividends. No dividends shall be paid on Stock Options and no Dividend Equivalent Rights may be granted with respect to Stock Options.

Section 2.3  Restricted Stock Awards.

(a)

Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that specifies: (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period and/or vesting conditions; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company. Restricted Stock Awards may be granted as Performance Awards. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including electronically and/or solely on the books and records maintained by the transfer agent. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock (including that the Restricted Stock may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement) and/or that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(b)	Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)

Purchase Price. A Restricted Stock Award may require a Participant to pay a price per share (or no price at all) for Restricted Stock purchasable under and Award. Such price, if any, will be determined by the Committee in its sole discretion at the time of grant of the Award.

(ii)

Dividends. No cash dividends shall be paid with respect to any Restricted Stock Awards unless and until the Participant vests in the underlying share(s) of Restricted Stock. Upon the vesting of a Restricted Stock Award, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. All unvested dividends shall be forfeited by the Participants to the extent their underlying Restricted Stock Awards are forfeited.

(iii)

Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to unvested, non-forfeited Restricted Stock Awards and the voting rights may be exercised by the Participant in his or her discretion.

(iv)

Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or other person who shall be independent of the Company as the Committee shall designate in its direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

(v)

The Committee may, in connection with the grant of Restricted Stock Awards, condition the vesting thereof upon the attainment of one or more performance measures set forth in an Award issued under Section 2.5. Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable performance measures) need not be the same with respect to each recipient.

Section 2.4  Restricted Stock Units.

(a)

Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement which specifies: (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Units; (iii) the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

(b)	Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)

Vesting. The Committee shall impose such vesting conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable, including, without limitation, Service-based vesting restrictions and vesting following the attainment of performance measures specified in the Award Agreement under Section 2.5, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(ii)

Settlement. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied. Notwithstanding the foregoing, the Committee may require deferral of the receipt of the underlying shares of Stock in an Award, provided that the deferral complies with Section 409A of the Code and applicable provisions of the Plan. If Restricted Stock Units are deferred by a Participant in the manner contemplated by Section 2.9, the settlement of the Restricted Stock Units will occur at the time the deferred amounts are paid to the Participant.

(iii)

Voting and Dividend Equivalent Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units. Notwithstanding the foregoing, in the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be awarded with Restricted Stock Units. In the event Dividend Equivalent Rights are included, such Dividend Equivalent Rights may not be paid currently and instead shall either be accrued as contingent cash obligations or be converted into Restricted Stock Units subject to the same vesting conditions and/or restrictions as the original grant and upon such other terms as the Committee establishes. The Dividend Equivalent rights shall be paid to the Participant at the same time the shares subject to such Restricted Stock Units are distributed to the Participant, or, if the Participant has elected to defer Restricted Stock Units in accordance with Section 2.8 hereof, the Dividend Equivalent Rights shall be credited to and paid pursuant to such deferral plan. For the avoidance of doubt, such Dividend Equivalent Rights shall not be paid unless and until the Restricted Stock Units vest.

Section 2.5  Performance Awards.

(a)

Overview. The vesting of a Performance Award may be conditioned on the achievement of one or more objective performance measures, as may be determined by the Committee. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement, including: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) the effects of expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

Section 2.6  Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries (“Service-based”), without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability, Retirement or Involuntary Termination following a Change in Control). Notwithstanding anything to the contrary herein, except to the extent specified in Section 4.1, at least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award unless accelerated due to death, Disability, Retirement or in connection with an Involuntary Termination at or following a Change in Control. With respect to the Company’s non-employee Directors, one year of Service will be measured as the earlier of: (i) the first anniversary of the date of grant; or (ii) immediately prior to the first annual meeting of shareholders of the Company that occurs in the year following the year of the date of grant.

Section 2.7  Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment, change in control or severance agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)

General Rule. Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)

Termination for Cause. In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised (whether vested or unvested) and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)

Termination due to Disability or Death. Upon Termination of Service for reason of Disability or death, all Stock Options shall be fully exercisable, whether or not then exercisable, and all Service-based Restricted Stock Awards and Service- based Restricted Stock Units shall immediately vest as to all shares subject to an outstanding Award at the date of Termination of Service. Upon Termination of Service for reason of Disability or death, any Awards that vest based on the achievement of performance targets shall vest, pro-rata at the time of death or Disability, assuming achievement at target or better, by multiplying (i) the number of Awards that would be obtained based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at the actual achievement level) as of the date of Disability or death, by (ii) a fraction, the numerator of which is the number of whole or partial months the Participant was in Service during the performance period and the denominator of which is the number of months in the performance period.

(d)

Termination due to Retirement. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall continue to be exercisable at such times and be subject to such restrictions and conditions, including expiration, as set forth in the applicable Award Agreement, and all Service-based Restricted Stock Awards shall continue to vest at such times as set forth in the applicable Award Agreement. In addition, Service-based Restricted Stock Units shall vest at such times as set forth in the applicable Award Agreement. Any Awards that vest based on the achievement of performance targets shall vest at the end of the performance period when performance is determined, provided that performance targets are achieved at threshold or better. In the event of Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement.

(e)	Option Exercise Limited to Option Term. Notwithstanding the provisions of this Section 2.7, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(f)

Termination on Change in Control. Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

Section 2.8   Deferred Compensation. Subject to approval by the Committee before an election is made, an Award of Restricted Stock Units may be deferred pursuant to a valid deferral election made by a Participant. If a deferral election is made by a Participant, the Award Agreement shall specify the terms of the deferral and shall constitute the deferral plan pursuant to the requirements of Code Section 409A. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation if such discretionary authority would contravene Code Section 409A.

Section 2.9  Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.10   Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or shares of Stock received upon exercise of a Stock Option for a period of time specified in the Award Agreement (“Holding Period”). In connection with the foregoing, a Participant may be required to retain direct ownership of such shares until the earlier of (i) the expiration of the Holding Period following the date of vesting or (ii) such person’s termination of employment with the Company and any Subsidiary. The foregoing limitation, if applicable, shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination at or following a Change in Control, or to the extent that

(x) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (y) a Participant exercises a Stock Option by a net settlement, and in the case of (x) and (y) herein, only to the extent of the shares are withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 – SHARES SUBJECT TO THE PLAN

Section 3.1  Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2  Share Limitations.

(a)

Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 4,000,000 shares of Stock, all of which may be granted as Restricted Stock, Restricted Stock Units or Stock Options, and all of which may be granted as Incentive Stock Options. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)

Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted from this Plan, subject to the following: to the extent any shares of Stock covered by an Award under the Plan are not delivered to a Participant or beneficiary for any reason, including that the Award is forfeited or canceled because any performance or time-based vesting requirements were not satisfied or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3  Limitations on Grants to Individuals.

(a)

Limitations on Grants to Employees. The grant date fair value of equity-based awards granted to any Employee under the Plan for any calendar year, including Stock Options, Restricted Stock and Restricted Stock Units (whether Service-based or performance-based), may not exceed Five Million Dollars ($5,000,000).

(b)

Limitations on Grants to Non-Employee Directors. The grant date fair value of equity-based awards granted to any non-employee Director under the Plan for any calendar year, including Stock Options, Restricted Stock and Restricted Stock Units, may not exceed Five Hundred Thousand Dollars ($500,000).

(c)

Shares Subject to Adjustment. The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4  Corporate Transactions. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin- off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria (including applicable performance measure) included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

Section 3.5   Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)

Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws and regulations (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)

Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be made on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1  Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares and cancellation of Stock Options in exchange for a cash or stock payment of the in-the-money value), and except as otherwise provided in the Plan and unless the Committee determines otherwise:

(a)

Upon an Involuntary Termination at or within 12 months following a Change in Control, all Service-based Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following an Involuntary Termination following a Change in Control, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following a termination of employment.

(b)

Upon an Involuntary Termination at or within 12 months following a Change in Control, all Service-based Awards of Restricted Stock and Restricted Stock Units, shall be fully earned and vested immediately.

(c)

Upon an Involuntary Termination at or within 12 months following a Change in Control, all Performance Awards shall vest at the greater of the target level of performance or actual annualized performance measured as of the effective date of the Change in Control.

(d)

Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control in which the Company is not the surviving entity and the successor entity does not assume the Awards granted under the Plan, any Service-based Awards granted under the Plan which are outstanding immediately prior to such Change in Control shall become fully vested and Performance Awards shall vest at the rate specified in Section 4.1(c) of the Plan.

(e)

Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control in which the Company is not the surviving entity and the successor entity does assume the Awards granted under the Plan, Performance Awards shall be converted to Service-based Awards with vesting schedules that correspond to the time remaining in the applicable performance period. Performance restrictions will be deemed to have been satisfied at the greater of the target level of performance or actual annualized performance measured as of the effective date of the Change in Control.

(f)

Notwithstanding the foregoing, the Committee, as constituted prior to a Change in Control, is authorized and has sole discretion, as to any Award, either at the time such Award is granted hereunder or at any time thereafter, to take any one or more of the following actions: (i) provide for the cancellation of any Stock Option for an amount of cash equal to the difference between the exercise price and the then fair market value of the shares covered thereby had such Stock Option been currently exercisable, but only upon prior approval of the Company’s shareholders of such action, (ii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iii) cause any such Award then outstanding to be assumed, by the acquiring or surviving corporation, after such Change in Control.

Section 4.2  Definition of Change in Control. For purposes of this Plan, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)

Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)

Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)

Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s Board or the Bank’s board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board or the Bank’s board of directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d)

Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets. Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

Notwithstanding the foregoing, if the payment of any Award may be considered “deferred compensation” under Section 409A of the Code, and the payment of such Award is triggered by a Change in Control, the events described above shall not constitute a Change in Control unless they also constitute a change in ownership or effective control of the Bank, or a change in the ownership of a substantial portion of the assets of the Bank, as described under Section 409A of the Code.

ARTICLE 5 - COMMITTEE

Section 5.1  Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2  Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a)

The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards, to cancel or suspend Awards (subject to the restrictions imposed by Article 6) and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A. Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one-year minimum vesting requirement pursuant to Section 2.6 (except to the extent permitted pursuant to Section 2.6 hereof), or accelerate the vesting requirements applicable to an Award as a result of a Change in Control (except to the extent permitted pursuant to Section 4.1 hereof).

(b)

The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)	The Committee will have the authority to define terms not otherwise defined herein.

(d)	Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)

In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company and applicable corporate law.

(f)

The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) (a “Black-Out Period”) or to exercise in a particular manner (i.e., such as a

“cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC; and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that the extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3  Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “Disinterested Board Members,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4  Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5  Committee Action. The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including the interpretation of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1  General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and the Board or the Committee may, at any time, amend any Award Agreement, provided that no amendment or termination (except as provided in Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities that may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2  Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1  No Implied Rights.

(a)

No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right evidenced by the Award Agreement to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)

No Contractual Right to Employment or Future Awards. Neither the Plan nor any Award Agreement under the Plan constitutes a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or having been so selected, to receive a future Award under the Plan.

(c)

No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2  Transferability. Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of Immediate Family Members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Section 7.3  Designation of Beneficiaries. A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4  Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval (and any subsequent approval by stockholders of the Company) shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may be deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units and/or Stock Options otherwise than under the Plan and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5  Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may, but need not require, that the Participant sign a copy of the Award Agreement. In the absence of a specific provision in the Award Agreement, the terms of the Plan shall control. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control.

Section 7.6  Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7  Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8  Tax Withholding.

(a)

Payment by Participant. Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes included in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any Participant is subject to and conditioned on tax withholding obligations being satisfied by the Participant.

(b)

Payment in Stock. The Committee may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock included in income of the Participants.

Section 7.9  Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution or unanimous written consent of its board of directors, or by action of one or more members of the Board (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10  Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11  Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, shall be indemnified and held harmless by the Company (i) against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan, and (ii) against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12  No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13  Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the state of Ohio without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the state of Ohio, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14  Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15  Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included in the Plan.

Section 7.16  Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)	in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)	in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)

in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S mail or by overnight service to the Company shall be directed to the attention of the Company’s Manager of Human Resources and to the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17  Forfeiture Events, Company Clawback Policies and Other Restrictions.

(a)

Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, failure to pay all taxes due in a timely manner, as determined by the Committee, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)

Clawback Policy. Notwithstanding any provision of the Plan to the contrary, a Participant’s rights with respect to any Award shall be subordinated to any right the Company has to recover amounts under the Award under any agreement with the Participant or the Company’s financial restatement Clawback Policy, or successor or other clawback policy adopted consistent with the listing standards of The Nasdaq Stock Market, Section 10D of the Exchange Act, Rule 10D-1 of the Exchange Act, and any other applicable rules and regulations promulgated from time to time.

(c)	Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(d)	Hedging/Pledging Policy Restrictions. Awards under the Plan shall be subject to the Company’s policies relating to hedging and pledging as such may be in effect from time to time.

Section 7.18  Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19  Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1  In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)	“10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)

“Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)

“Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement will be provided (or made available electronically) to each Participant.

(d)	“Board” means the Board of Directors of the Company.

(e)

If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” the, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes- Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and- desist order, or material breach of any provision of the contract.

(f)	“Change in Control” has the meaning ascribed to it in Section 4.2.

(g)	“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)	“Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)	“Committee” has the meaning set forth in Section 1.2.

(j)	“Consultant” means any consultant, agent, advisor or independent contractor who renders services to the Company or one of its affiliates.

(k)

“Director” means a member of the Board of Directors of the Company or a Subsidiary. A “Director Emeritus” shall mean a former member of the Board of Directors of the Company or a Subsidiary but who continues to be associated with the Company or a Subsidiary as an adviser.

(l)

If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)

“Disinterested Board Member” means a member of the Board who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(n)

“Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or Stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(o)	“Employee” means any person employed by the Company or a Subsidiary, including Directors who are also employed by the Company or a Subsidiary.

(p)	“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(q)	“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules, regulations and guidance promulgated thereunder, as modified from time to time.

(r)	“Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(s)

“Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange, national market system or automated quotation system. or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on an Exchange, national market system or automated quotation system, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

(t)

A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)	a material diminution in Participant’s base compensation;

(ii)	a material diminution in Participant’s authority, duties or responsibilities;

(iii)

a change in the geographic location at which Participant must perform his or her duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(iv)

in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

Notwithstanding the foregoing, in the event an Award is subject to Code Section 409A, then “Good Reason” shall be defined in accordance with Code Section 409A, including the requirement that a Participant gives 60 days’ notice to the Company or the Subsidiary for whom the Participant is employed of the Good Reason condition and the Company or Subsidiary, as applicable, shall have 30 days to cure the Good Reason condition. Any distribution of an Award subject to Code Section 409A shall be subject to the distribution timing rules of Code Section 409A, including any delay in the distribution of such Award, which rules shall be set forth in the Award Agreement.

(u)

“Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(v)

Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(w)	“Incentive Stock Option” or “ISO” has the meaning ascribed in Section 2.1(a).

(x)

“Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y)	“Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z)	“Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.

(aa)	“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(bb)	“Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

(bb)	“Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(cc)

“Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65 (or age 72 as a Director) and the completion of five years of service with the Company or the Bank. Unless otherwise specified in an Award Agreement, if an individual is both an Employee and a Director, “Retirement” means retirement from employment or service on or after attainment of age 65 and the completion of five years of service with the Company or the Bank. An Employee, who is also a Director, shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the Board(s) of Directors and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-employee Director’s intention to retire. A non-employee Director who continues in Service as a Director Emeritus or advisory director shall be deemed to be in Service of the Employer for purposes of vesting of Awards and exercise of Stock Options.

(dd)	“SEC” means the United States Securities and Exchange Commission.

(ee)	“Securities Act” means the Securities Act of 1933, as amended from time to time.

(ff)

“Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a Director Emeritus or advisory director. Service shall not be deemed interrupted (i) in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, if the right to re-employment is guaranteed either by statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, (ii) transfers between payroll locations or between the Company, a Subsidiary or a successor in any capacity of Employee or Director, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity as an Employee or Director (except as otherwise provided in the Award Agreement).

(gg)	“Stock” means the common stock of the Company, $0.01 par value per share.

(hh)	“Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(ii)

“Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(jj)

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a Director Emeritus or advisory director), regardless of the reason for such cessation, subject to the following:

(i)	The Participant’s cessation of Service as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)

The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six (6) month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)

If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)

Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.8 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than fifty percent (50%) of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)

With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a Director Emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director, Director Emeritus or advisory director.

(kk)	“Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section	8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)	actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)	references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)

in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)

references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)	indications of time of day mean Eastern Time;

(f)	“including” means “including, but not limited to”;

(g)	all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)	all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)

the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)

any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)	all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

APPENDIX C

NORTHWEST BANCSHARES, INC.

DISCOUNTED STOCK PURCHASE PLAN

ARTICLE I

PURPOSE

1.01. Purpose

The Northwest Bancshares, Inc. Discounted Stock Purchase Plan is intended to provide a method whereby certain employees of Northwest Bancshares, Inc. (the “Company”) and its participating Subsidiaries (as defined in this Plan), including Northwest Bank (the “Bank”) will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company (“Stock”), thereby to better enable the Company to retain and attract qualified employees. This Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not a qualified plan under Section 401(a), 422, 423, or any other applicable Section of the Code.

ARTICLE II

DEFINITIONS

2.01. Base Pay

“Base Pay” shall have the same meaning as “Compensation” under the Company’s 401(k) plan, except that Base Pay shall be calculated without regard to applicable limits under such plan or the Code and before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or nonqualified plans of the Company and shall be calculated to include amounts not otherwise included in the Participant’s gross income under Code Sections 125, 402(e)(3), 402(h), 403(b), or 132(f) pursuant to plans established by the Company; provided, however, that all such amounts will be included in Base Pay only to the extent that had there been no such plan, the amount would have been payable in cash to the Participant.

2.02. Committee

“Committee” shall mean the individuals appointed by the Company to administer the Plan as described in Article IX.

2.03. Effective Date

“Effective Date” means June 1, 2026, subject to the Plan’s approval by the Company’s stockholders.

2.04. Eligible Employee

“Eligible Employee” means any full-time or part-time permanent employee of the Company or a participating Subsidiary. Seasonal employees, temporary employees, independent contractors and other third party service providers are not Eligible Employees.

2.05. Enrollment Period

“Enrollment Period” shall mean with respect to any Offering, the period designated by the Committee prior to such Offering during which Eligible Employees may authorize payroll deductions through a Subscription. Unless otherwise provided by the Committee, the Enrollment Period for an Offering generally will begin approximately one month before the first day of an Offering and end approximately two weeks before the first day of the Offering.

2.05. Fair Market Value

“Fair Market Value” means, on a particular date, the closing sales price of Stock on the exchange on which such shares are traded on that date, or if no prices are reported on that date, on the last preceding date on which such prices of Stock are reported. If Stock is not traded on such exchange at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the closing bid and ask prices of Stock on the most recent date Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its Fair Market Value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Committee in good faith and in such manner as it deems appropriate.

2.06. Offering Commencement Date

“Offering Commencement Date” shall mean, unless determined otherwise by the Committee, January 1 and July 1 of each year commencing with the first such date that occurs after the Effective Date. Each Eligible Employee who is a Participant as of an Offering Commencement Date for an Offering shall be deemed to be granted an option to participate in the Plan for that Offering in accordance with the terms hereof.

2.07. Offering

“Offering” shall mean the offering of the Company’s Stock. Only Eligible Employees of the Company and participating Subsidiaries shall participate in Offerings.

2.08. Offering End Date

“Offering End Date” shall mean, with respect to each Offering, the last day of the sixth month of such Offering. The Committee may establish a different length for individual offerings, provided that the Offering End Date for any Offering may not be more than five years after the Offering Commencement Date, or twenty-seven months if the purchase price with respect to such Offering is based on the lower of the closing price of the Stock on the Offering Commencement Date or the Purchase Date pursuant to Section 4.02(ii).

2.09. Participant

“Participant” shall mean an Eligible Employee who has elected to participate in an Offering by entering a Subscription during the Enrollment Period for such Offering.

2.10. Plan

“Plan” shall mean the Northwest Bancshares, Inc. Discounted Stock Purchase Plan, as amended from time to time.

2.11. Purchase Date

“Purchase Date” shall mean with respect to any Offering, the Offering End Date; provided, that with respect to any Offering the Committee may provide for more frequent Purchase Dates prior to the Offering End Date, and provided further, that if any such day is not a business day on which trading occurs, the Purchase Date shall be the nearest prior business date on which shares of Stock are traded.

2.12. Subscription

“Subscription” shall mean an Eligible Employee’s authorization for payroll deductions made in the form and manner specified by the Committee (which may include enrollment by submitting forms, by voice response, internet access or other electronic means). Unless withdrawn earlier in accordance with Section 6.02 or otherwise in accordance with the Plan, each Subscription shall be in effect for the duration of an Offering.

2.13. Subsidiary

“Subsidiary” shall mean any present or future corporation that would be a “subsidiary corporation” of the Company as that term is defined in Section 424 of the Code. A participating Subsidiary means any corporation that is a Subsidiary on the Effective Date. The Committee shall have the authority to determine whether corporations that become Subsidiaries after the Effective Date shall participate.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

3.01. Initial Eligibility

Any individual who is an Eligible Employee shall be eligible to participate in the Offering if he is employed on the Offering Commencement Date. The Committee may establish rules requiring an Eligible Employee to have completed a minimum period of service (not to exceed two years) to participate in an Offering, or permitting a person who becomes an Eligible Employee (or who completes the applicable period of service) during an Offering to participate in the Offering.

3.02. Leave of Absence

For purposes of participation in the Plan, and except as otherwise determined by the Committee, a Participant on a leave of absence shall be deemed to be an employee for a period of up to 90 days or, if longer, during the period the Participant’s right to reemployment is guaranteed by statute or contract. If the leave of absence is paid, deductions or contributions authorized under any Subscription in effect at the time the leave began will continue. If the leave of absence is unpaid, no deductions or contributions will be permitted during the leave. If such a Participant returns to active status within 90 days or the guaranteed reemployment period, as applicable, payroll deductions or contributions under the Subscription in effect at the time the leave began will automatically begin again upon the Participant’s return to active status. If the Participant does not return to active status within 90 days or the guaranteed reemployment period, as applicable, the Participant shall be treated as having terminated employment for all purposes of the Plan. If such individual later returns to active employment as an Eligible Employee, such individual will be treated as a new employee and will be eligible to participate in Offerings commencing after his or her reemployment date by filing a Subscription during the applicable Enrollment Period for such Offering.

3.03. Commencement of Participation

An Eligible Employee may become a Participant in any Offering by entering a Subscription during the Enrollment Period for such Offering. Payroll deductions for such Offering shall commence on the applicable Offering Commencement Date and shall end on the applicable Offering End Date unless withdrawn by the Participant or sooner terminated in accordance with Article VII. Only one Subscription may be in effect with respect to any Participant at any one time.

3.04. Participation After Rehire

An Eligible Employee’s Subscription will automatically terminate on his or her termination of employment with the Company and all Subsidiaries. If the Eligible Employee terminates employment with a Subscription in effect with respect to an Offering and is rehired prior to the Offering End Date for that Offering, the Subscription will not be reinstated and the Eligible Employee will not be allowed to again make payroll deductions under such Offering. The Eligible Employee may elect to participate in Offerings commencing after his or her reemployment date by entering a Subscription during the applicable Enrollment Period for such Offering.

3.05. Transfers

If an Eligible Employee transfers from a participating to a non-participating Subsidiary, the Eligible Employee’s Subscription to any current Offering shall terminate, and such Eligible Employee shall be treated as having withdrawn his Subscription. A Participant whose participation in an Offering ends due to this Section 3.06 will be treated as having incurred a Termination of Employment to allow for the application of Section 7.02.

ARTICLE IV

OFFERINGS

4.01. Offerings

The Plan will be implemented by Offerings beginning on the first January 1 or July 1 that occurs after the Effective Date and, unless determined otherwise by the Committee, on each January 1 or July 1 that occurs thereafter. Without limiting the generality of the foregoing, the Committee may establish an Offering prior to the first January 1 or July 1 that occurs after the Effective Date, which may have a period of less than six months.

Participants may subscribe to any Offering for which they are eligible by entering a Subscription during the Enrollment Period for such Offering in such manner as the Committee may prescribe (which may include enrollment by submitting forms, by voice response, internet access or other electronic means).

A Subscription that is in effect on an Offering End Date will automatically be deemed to be a Subscription for the Offering that commences immediately following such Offering End Date, provided that the Participant is still an Eligible Employee and has not withdrawn the Subscription, unless otherwise determined by the Committee. If a Participant purchases shares that cause the Participant to reach the limitation set forth in Section 3.03(b) or Section 3.03(c), the Participant’s Subscription will automatically be suspended for the duration of the calendar year and will resume at the beginning of the next calendar year, provided that the Participant is still an Eligible Employee and has not withdrawn the Subscription, unless otherwise determined by the Committee. Under the foregoing automatic enrollment provisions, payroll deductions or contributions will continue at the level in effect immediately prior to the new Offering Commencement Date, unless changed in advance by the Participant in accordance with Section 5.03.

4.02. Purchase Price

The purchase price per share of Stock under each Offering shall be 95% of the Fair Market Value of the Stock on the Purchase Date. Notwithstanding the foregoing, the Committee may determine with respect to any Offering either that (i) the purchase price shall be a different percentage, or (ii) the purchase price shall be a percentage of the lower of the Fair Market Value of the Stock on the Offering Commencement Date or the Purchase Date.

Such purchase price may only be paid with accumulated payroll deductions in accordance with Article V.

ARTICLE V

PAYROLL DEDUCTIONS/CONTRIBUTIONS

5.01. Amount of Deduction/Contribution

An Eligible Employee’s Subscription shall authorize payroll deductions at a rate, in whole percentages, of no less than 1% and no more than 10% of Base Pay or such other percentage as the Committee may authorize on each payday that the Subscription is in effect. Notwithstanding the foregoing, in no event may a Participant purchase more than $25,000 worth of Stock during an Offering.

5.02. Participant’s Account

All payroll deductions made with respect to a Participant shall be credited to his or her account under the Plan. A Participant may not make any separate cash payment into such accounts. No interest will accrue or be paid on any amount withheld from a Participant’s pay under the Plan or credited to the Participant’s account. Except as otherwise provided in this Section 5.02, Section 6.01 or Section 8.01, or as provided upon termination of the Plan, all amounts in a Participant’s account will be used to purchase Stock and no cash refunds shall be made from such account. Any amounts remaining in a Participant’s account with respect to an Offering due to the limitations of Section 3.03 shall be returned to the Participant without interest and will not be used to purchase shares with respect to any other Offering under the Plan.

5.03. Changes in Payroll Deductions/Contributions

During an Offering, a Participant may change his or her level of payroll deduction or contribution with respect to such Offering within the limits described in Section 5.01 in accordance with procedures established by the Committee (including, without limitation, rules relating to the frequency of such changes or prohibiting changes under certain circumstances and completing a new Subscription); provided, however, that a Participant may make such a change (i) only to decrease his or her payroll deductions of contributions during such Offering, (ii) no more than one time during an Offering, and (iii) no later than two weeks before the Offering End Date. If the Participant reduces his or her payroll deductions or contributions to zero, it shall be deemed to be a withdrawal of the Subscription and the Participant may not thereafter participate in such Offering but must wait until the next Offering to resubscribe to the Plan. Any decreases in the level of payroll deductions or contributions shall be effective as soon as administratively practicable thereafter.

ARTICLE VI

EXERCISE OF OPTION

6.01. Automatic Exercise

A Participant’s option for the purchase of Stock with respect to any Offering will be automatically exercised on each Purchase Date for the Offering. The option will be exercised by using the accumulated payroll deductions or contributions in the Participant’s account as of each such Purchase Date to purchase the number of full and (to the extent permitted by the Committee) partial shares of Stock that may be purchased at the purchase price on such date, determined in accordance with Section 4.02 (but not in excess of the limitation set forth in Sections 3.03(b) or 3.03(c)). Any accumulated payroll deductions or contributions remaining in the Participant’s account following the purchase that could not be used to purchase shares of Stock in accordance with the foregoing provisions shall be refunded to the Participant as soon as practicable, or retained in the Participant’s account and used for the purchase of Stock in the next Offering, as determined by the Committee.

6.02. Withdrawal From Offering

A Participant may withdraw his or her Subscription at any time (but not retroactively) during an Offering. If the Participant withdraws his or her Subscription with respect to any Offering, the accumulated payroll deductions or contributions in the Participant’s account at the time the Subscription is withdrawn will be used to purchase shares of Stock at the next Purchase Date for the Offering to which the Subscription related, in accordance with Section 6.01, or refunded to the Participant, as determined by the Committee.

6.03. Delivery of Stock

Stock purchased under the Plan will be held in an account in the Participant’s name in uncertificated form until such shares are transferred to the Participant in accordance with Section 7.02 or other procedures established by the Committee. The Committee may change such accounts and the manner in which such shares are registered and held from time to time, and may establish reasonable fees for the registration and custody of shares and sell shares in a Participant’s account to pay such fees.

6.04. Mandatory Retention or Sale of Stock

To facilitate compliance with applicable law, the Committee may require Participants to: (a) retain any Stock purchased under the Plan during an Offering with a designated broker or agent for a designated period of time (and may restrict dispositions during that period) and/or may establish other procedures to restrict transfer of such Stock or (b) sell shares of Stock immediately upon purchase or within a specified period following a Participant’s termination of employment.

ARTICLE VII

WITHDRAWAL

7.01. Effect on Subsequent Participation

A Participant’s election to withdraw from any Offering will not have any effect upon the Participant’s eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

7.02. Termination of Employment

If, before the Offering End Date, a Participant ceases to be employed by the Company or a participating Subsidiary for any reasons (including death, voluntary resignation, retirement, or involuntary termination with or without cause, but excluding certain leaves of absence as described below) or in the event that a Participant ceases to be an Eligible Employee before the Offering End Date, the Participant’s Subscription shall be deemed to be cancelled and terminated, effective immediately. The Participant’s payroll deductions and contributions made but not yet used for purchases will be distributed in cash, without interest or earnings, to the Participant (or his or her estate or beneficiary, in the event of the Participant’s death) as soon as practicable after such event. Notwithstanding the foregoing, if, before the Offering End Date, the Participant has ceased to be actively employed because he or she commenced a leave of absence, the Committee will determine whether such Participant terminated employment in accordance with the terms set forth in Section 3.02 of this Plan.

ARTICLE VIII

STOCK

8.01. Maximum Shares

The maximum number of shares of Stock which may be issued under the Plan, subject to adjustment upon changes in the Company’s capitalization as provided in Section 10.03, shall be one hundred thousand (100,000) shares. If the total number of shares for which options are exercised on any Purchase Date in accordance with Article IV exceeds the maximum number of shares for the applicable Offering, the Committee shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions or contributions credited to the account of each Participant under the Plan shall be returned to him or her as promptly as possible. Shares of Stock to be purchased under the Plan may constitute newly issued shares, treasury shares, or shares purchased by the Company on the open market or from any other source.

8.02. Participant’s Interest in Option Stock

The Participant will have no interest in Stock covered by an option under the Plan until such option has been exercised.

8.03. Registration of Stock

Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or, if the Participant so directs in accordance with procedures established by the Committee, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

8.04. Dividends

Dividends on Stock purchased under the Plan that is held in a Participant’s account shall be credited to the Participant’s account and reinvested in Stock, except to the extent otherwise provided by the Committee. Unless the Participant has requested otherwise, dividend reinvestment will occur regardless of whether the Participant is currently participating in an Offering. At the Participant’s request, dividends will be paid directly to the Participant in cash.

ARTICLE IX

ADMINISTRATION

9.01. Appointment of Committee

The Board of Directors of the Company (the “Board”) shall appoint a Committee to administer the Plan. No member of the Committee who is not an Eligible Employee shall be eligible to purchase Stock under the Plan. Unless otherwise determined by the Board, the Compensation Committee of the Board shall serve as the Committee.

9.02. Authority of Committee

Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. Such rules and regulations may alter any provision of the Plan that is ministerial or administrative in nature without a formal amendment. The Committee shall also have the authority to determine whether the employees of Subsidiaries of the Company organized or acquired after the Effective Date shall be eligible for participation in the Plan. To the extent permitted under applicable law, the Committee may delegate its power, authority and responsibilities under the Plan to one or more officers of the Company at any time, in its sole discretion. In this regard and to the extent permitted under applicable law, the Committee hereby delegates its power, authority and responsibilities under the Plan to the Company’s senior officer responsible for human resources. Decisions of the Committee and, where applicable, its delegate, shall be final and binding upon all Participants. Neither the Committee nor any delegate of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

9.03. Rules Governing the Administration of the Committee

The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

ARTICLE X

MISCELLANEOUS

10.01. Transferability

Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect. During a Participant’s lifetime, options held by such Participant shall be exercisable only by that Participant.

10.02. Use of Funds

All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

10.03. Adjustment Upon Changes in Capitalization

In the event of a stock split, stock dividend, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, reclassification or combination of shares, merger, consolidation, distribution, split-up, spin-off, exchange of shares, sale of assets or similar corporate transaction or event, the Committee, in the manner it deems equitable, shall adjust (a) the number and class of shares or other securities that are reserved for issuance under the Plan, (b) the number and class of shares or other securities that are subject to outstanding options, and (c) the appropriate market value and other price determinations applicable to options (including the purchase price). The Committee shall make all determinations under this Section 10.03, and all such determinations shall be conclusive and binding.

10.04. Mergers, Liquidations, and Other Company Transactions

(a)

Liquidation or Dissolution. In the event of the proposed liquidation or dissolution of the Company, the Offering then in progress shall terminate immediately prior to the consummation of such proposed liquidation or dissolution, unless otherwise provided by the Committee in its sole discretion, and all outstanding options to purchase Stock shall automatically terminate and the amounts of all payroll deductions and contributions will be refunded without interest to the Participants as soon as reasonably practicable.

(b)

Sale or Merger. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another entity, then in the sole discretion of the Committee: (a) each option shall be assumed, or an equivalent option shall be substituted, by the successor corporation or parent or subsidiary of such successor corporation; or (b) a new Purchase Date shall be established by the Committee on or before the date of consummation of such merger, consolidation or sale, and all outstanding options to purchase Stock shall be automatically exercised on such new date.

10.05. Amendment and Termination

The Committee shall have complete power and authority to terminate or amend the Plan; provided, however, that any amendment that would (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 10.03); or (ii) amend the requirements as to the class of employees eligible to participate in the Plan shall require action by the Board and approval of the shareholders.

Unless otherwise determined by the Committee, the termination date of the Plan shall be deemed to be a Purchase Date, and all options then outstanding under the Plan shall be exercised.

10.06. Compliance with Legal and Exchange Requirements

The Company shall not be under any obligation to issue Stock upon the exercise of any option unless and until the Company has determined that: (a) it has taken all actions required to register the shares of Stock under the U.S. Securities Act of 1933, or to perfect an exemption from the registration requirements thereof; (b) any applicable listing requirement of any stock exchange on which the Stock is listed has been satisfied; and (c) all other applicable provisions of U.S. federal, state and local laws have been satisfied.

10.07. Withholding of Taxes

In the event that the Company is required to withhold any applicable taxes in respect of any compensation or other income realized by a Participant under the Plan, the Company may deduct from any benefits of any kind otherwise due to such Participant, including without limitation the proceeds of any sale of shares of Stock for the account of the Participant, the aggregate amount of such applicable taxes required to be withheld or, if such payments are insufficient to satisfy such applicable taxes, the Participant will be required to pay to the Company, or make other arrangement satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes.

10.08. No Employment Rights

The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company’s right to terminate, or otherwise modify, an employee’s employment at any time. Any rights or benefits provided under this Plan shall not be considered part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long service awards, pension, retirement or similar payments, except to the extent explicitly provided in the plan or policy document governing such benefits.

10.09. Effect of Plan

The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

10.10. Governing Law

The law of the State of Ohio will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

3 EASTON OVAL SUITE 500 COLUMBUS, OH 43219

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 19, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/NWBI2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 19, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by 11:59 p.m. Eastern Time on May 19, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90881-P41328-Z91624       KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTHWEST BANCSHARES, INC. The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except		To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1.	The election as directors of all nominees listed below (except as marked to the contrary at the right).	☐	☐	☐
Nominees:
1) Charles E. Kranich, II
2) Amber L. Williams
3) Louis J. Torchio

The Board of Directors recommends you vote FOR the following proposals:							For Against Abstain

2.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2026.						☐	☐	☐

3.	An advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement.						☐	☐	☐

4.	The approval of the Northwest Bancshares, Inc. 2026 Equity Incentive Plan.						☐	☐	☐

5.	The approval of the Northwest Bancshares, Inc. Discounted Stock Purchase Plan.						☐	☐	☐

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of the Annual Meeting, a Proxy Statement dated April 9, 2026 and Annual Report on Form 10-K.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting and Proxy Statement, Summary Annual Report, Annual Report on Form 10-K and Proxy Card are available at www.proxyvote.com.

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REVOCABLE PROXY

NORTHWEST BANCSHARES, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 20, 2026

The signer(s) on the reverse side hereby appoint(s) the official proxy committee, consisting of the entire Board of Directors, with full powers of substitution, to act as attorneys and proxies, to vote all shares of Common Stock of the Company which the signer(s) is/are entitled to vote at the 2026 Annual Meeting of Shareholders (“Meeting”) to be held on May 20, 2026 at www.virtualshareholdermeeting.com/NWBI2026 at 9:00 a.m., Eastern Time. The official proxy committee is authorized to cast all votes to which the signer(s) is/are entitled as indicated on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTORS AND EACH OF THE PROPOSALS STATED ON THE REVERSE SIDE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the signer(s) be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the decision of the shareholder(s) to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting.

3 EASTON OVAL SUITE 500 COLUMBUS, OH 43219

INSTRUCT BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 15, 2026. Have your vote authorization form in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/NWBI2026

INSTRUCT BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 15, 2026. Have your vote authorization form in hand when you call and then follow the instructions.

INSTRUCT BY MAIL

Mark, sign and date your vote authorization form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your vote authorization form must be received by 11:59 p.m. Eastern Time on May 15, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90883-P41328-Z91624      KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTHWEST BANCSHARES, INC. NORTHWEST BANK 2015 AMENDED AND RESTATED 401(K) PLAN VOTE AUTHORIZATION FORM		For All	Withhold All	For All Except		To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you issue voting instructions FOR the following:		☐	☐	☐

1.	The election as directors of all nominees listed below (except as marked to the contrary at the right).
Nominees:
1) Charles E. Kranich, II
2) Amber L. Williams
3) Louis J. Torchio

The Board of Directors recommends you issue voting instructions FOR the following proposals:							For	Against	Abstain

2.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2026.						☐	☐	☐

3.	An advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement.						☐	☐	☐

4.	The approval of the Northwest Bancshares, Inc. 2026 Equity Incentive Plan.						☐	☐	☐

5.	The approval of the Northwest Bancshares, Inc. Discounted Stock Purchase Plan.						☐	☐	☐

The undersigned acknowledges receipt from the Company prior to the execution of this vote authorization form of the Notice of the Annual Meeting a Proxy Statement dated April 9, 2026 and Annual Report on Form 10-K.

Please sign exactly as your name appears hereon.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

NORTHWEST BANCSHARES, INC. CONFIDENTIAL VOTING INSTRUCTION

Solicited on behalf of the Trustee of the Northwest Bank 2015 Amended and Restated 401(k) Plan

(401(k) Plan)

I understand that I have the right to direct the Trustee for the 401(k) Plan to vote all shares of Common Stock of Northwest Bancshares, Inc. held in my account in the 401(k) Plan. I have been advised that my voting instructions are solicited for the Annual Meeting of Shareholders of Northwest Bancshares, Inc. to be held on May 20, 2026 or an adjournment or postponement thereof.

If I do not return this form in a timely manner, shares representing my interest in said plan will be voted in the same proportion as shares for which proper instructions have been received. If I direct the Trustee to “ABSTAIN”, shares representing my interest in the 401(k) Plan will not be voted.

I understand that my voting instructions will be kept confidential. I acknowledge receipt of the Notice of Annual Meeting and Proxy Statement dated April 9, 2026, Summary Annual Report, Annual Report on Form 10-K and the Vote Authorization Form.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting and Proxy Statement, Summary Annual Report, Annual Report on Form 10-K and Vote Authorization Form are available at www.proxyvote.com.

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V90884-P41328-Z91624

VOTE AUTHORIZATION FORM

NORTHWEST BANCSHARES, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 20, 2026

The signer on the reverse side hereby directs the 401(k) Plan Trustee to vote all shares of Common Stock of Northwest Bancshares, Inc. held in the signer’s 401(k) Plan account at the 2026 Annual Meeting of Shareholders (“Meeting”) to be held on May 20, 2026 at www.virtualshareholdermeeting.com/NWBI2026, at 9:00 a.m., Eastern Time. The 401(k) Plan Trustee is authorized to cast all votes with respect to the shares held in this account as indicated on the reverse side.

THIS VOTE AUTHORIZATION FORM WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, AND THIS VOTE AUTHORIZATION FORM IS RETURNED SIGNED, THIS VOTE AUTHORIZATION FORM WILL BE VOTED FOR EACH OF THE DIRECTORS AND EACH OF THE PROPOSALS STATED ON THE REVERSE SIDE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS VOTE AUTHORIZATION FORM WILL BE VOTED BY THE 401(k) PLAN TRUSTEE IN THE BEST INTEREST OF PARTICIPANTS AND BENEFICIARIES OF THE 401(k) PLAN. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS VOTE AUTHORIZATION FORM IS SOLICITED BY THE 401(k) PLAN TRUSTEE.